As filed with the Securities and Exchange Commission on April 7, 2015
1933 Act Registration No. 333-118478
1940 Act Registration No. 811-08557
CIK No. 0001048607

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 14
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 182
Lincoln Life Flexible Premium Variable Life Account M
(Exact Name of Registrant)
Lincoln VULcv-IV
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Exact Name of Depositor)
1300 South Clinton Street
Fort Wayne, Indiana 46802
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (260) 455-2000
Adam Ciongli
The Lincoln National Life Insurance Company
150 North Radnor Chester Road
Radnor, PA 19087
(Name and Address of Agent for Service)
Copy To:
John L. Reizian
The Lincoln National Life Insurance Company
350 Church Street
Hartford, CT 06103
Approximate Date of Proposed Public Offering: Continuous
Title of Securities being registered:
Indefinite Number of Units of Interest in Variable Life Insurance Contracts.
An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to
Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ended
December 31, 2014 was filed March 24, 2015.
It is proposed that this filing will become effective:
/ /	immediately upon filing pursuant to paragraph (b)
/X/	on May 1, 2015 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on April 1, 2010 pursuant to paragraph (a)(1) of Rule 485.
/ /	This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be October 18, 2013.

Supplement Dated May 1, 2015 to Prospectuses Dated May 1, 2015

Lincoln Life Flexible Premium Variable Life Account M

Products: VULCV-IV, VULDB-IV, AssetEdge® VUL, AssetEdge® Exec VUL

Lincoln Life Flexible Premium Variable Life Account R

Products: SVUL-IV, PreservationEdge® SVUL

Lincoln Life Flexible Premium Variable Life Account S

Products: LCV5, Lincoln Corporate Commitment VUL

Issued by The Lincoln National Life Insurance Company

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy.  A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement.  Except as amended by this supplement, all information in your product prospectus applies.  The funds and their investment advisers/sub-advisers and objectives are listed below.

M Fund, Inc., advised by M Financial Investment Advisers, Inc. (MFIA)

•                  M Capital Appreciation Fund: Maximum capital appreciation.

(Subadvised by Frontier Capital Management Company LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M International Equity Fund: Long-term capital appreciation.

(Subadvised by Northern Cross, LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Growth Fund: Long-term capital appreciation.

(Subadvised by DSM Capital Partners, LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Value Fund: Long-term capital appreciation.

(Subadvised by AJO, LP)
This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

Lincoln Life Flexible Premium Variable Life Account M
The Lincoln National Life Insurance Company
Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265
Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 487-1485

A Flexible Premium Variable Life Insurance Policy

This prospectus describes Lincoln VULCV-IV, a flexible premium variable life insurance contract (the “Policy”), offered by The Lincoln National Life Insurance Company (“Lincoln Life”, “the Company”, “We”, “Us”, “Our”). The Policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state-specific features. Please check with your financial advisor regarding their availability.
You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account M, established on December 2, 1997 (“Separate Account”), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which is furnished with this prospectus.
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
•	AllianceBernstein Variable Products Series Fund
•	American Century Variable Portfolios II, Inc.
•	American Funds Insurance Series®
•	BlackRock Variable Series Funds, Inc.
•	Delaware VIP Trust
•	Deutsche Investments VIT Funds
•	Deutsche Variable Series II
•	Fidelity® Variable Insurance Products
•	Franklin Templeton Variable Insurance Products Trust
•	Janus Aspen Series
•	JPMorgan Insurance Trust
•	Legg Mason Partners Variable Equity Trust
•	Lincoln Variable Insurance Products Trust
•	MFS® Variable Insurance Trust
•	MFS® Variable Insurance Trust II
•	Neuberger Berman Advisers Management Trust
•	PIMCO Variable Insurance Trust

Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the “SAI”). See the last page of this prospectus for information on how you may obtain the SAI.
Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.
To be valid, this prospectus must have the current funds’ prospectuses with it. Keep all prospectuses for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.
This Policy may not be available in all states, and this prospectus only offers the Policy for sale in jurisdictions where such offer and sale are lawful.
Prospectus Dated: May 1, 2015

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POLICY SUMMARY
Benefits of Your Policy
Death Benefit Protection.  The Policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.
Tax Deferred Accumulation.  Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the Owner.
Access to Your Policy Values.  Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.
Flexibility.  The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options, lapse protection coverage, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and policy values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as “Underlying Funds”. You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the funds. You may also allocate Premiums and policy values to the Fixed Account.
Risks of Your Policy
Fluctuating Investment Performance.  Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account’s objective and risk is found in this prospectus. A comprehensive discussion of each Underlying Fund's objective and risk is found in each Underlying Fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy's Accumulation Value and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.
Policy Values in the Fixed Account.  Premium Payments and policy values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer all of the balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we
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make to you in the Policy, including those relating to the payment of death benefits. For more information, please see “Lincoln Life, The Separate Account and The General Account” and “Transfers” sections of this prospectus.
Unsuitable for Short-Term Investment.  This Policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.
Policy Lapse.  Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.
Decreasing Death Benefit.  Outstanding Policy Loans or any amounts that you have surrendered will reduce your Policy’s death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.
Consequences of Surrender.  Surrender Charges are assessed if you surrender your Policy within the first 10-15 Policy Years, and fees assessed for Partial Surrenders in all Policy Years. Depending on the amount of Premium paid, or any Reduction in Specified Amount, there may be little or no Surrender Value available. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.
Tax Consequences.  You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.
Tax Treatment of Life Insurance Contracts.  Your Policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract (“MEC”) whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.
Tax Law Compliance.   We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.
Cyber-Attack. Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, (any third party administrator), the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing orders from our website or with the Underlying Funds, impact our ability to calculate values, cause the release and possible destruction of confidential customer or business information, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Policy to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.
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Charges and Fees
This section describes the fees and expenses that you will pay when buying, owning or surrendering your Policy. Refer to the “Policy Charges and Fees” section later in this prospectus for more information.
Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer policy values between Sub-Accounts.
Table I: Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge as a percentage of Premiums paid (Premium Load). Note: Includes 3.0% charge for state and federal tax obligations.	When you pay a Premium.	5.0%[1]
Surrender Charge*[2]
A dollar amount per $1,000 of Specified Amount	Upon Full Surrender of your Policy (years 1-15). When you make certain Specified Amount decreases (years 1-10).
Maximum Charge		$54.00 per $1,000
Minimum Charge		$0.00 per $1,000
Maximum Charge for a Representative Insured: male, age 45, standard non-tobacco, in year one.		$34.34 per $1,000
Partial Surrender Fee	When you take a Partial Surrender of your Policy.	The lesser of $25 or 2% of the amount surrendered.
Transfer Fee	Applied to any transfer request in excess of 24 made during any Policy Year.	$25
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.
[1]	The Maximum Sales Charge Imposed on Premiums (Premium Load) is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0.0% to 5.0%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owner resides. We use an average of 3% to account for state and federal tax obligations.
[2]	During the life of the Policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your Policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your Policy's Surrender Value, you must request a Full Surrender of your Policy, which is subject to the Surrender Charge reflected in the table above. (See section headed “Partial Surrenders” for a discussion of Partial Surrenders of your Policy.)
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Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.
Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Monthly
A dollar amount per $1,000 of Net Amount at Risk
Maximum Charge[1]		$83.33 per $1,000
Minimum Charge		$0.00 per $1,000
Maximum Charge for a Representative Insured: male, age 45, standard non-tobacco, in year one.		$0.38 per $1,000
Mortality and Expense Risk Charge (“M&E”)	Daily (at the end of each Valuation Day).	A percentage of the value of the Separate Account, guaranteed at an effective annual rate of 0.60%.[2]
Administrative Fee	Monthly	$15.00 per month.[3]
Policy Loan Interest	Annually	5.0% annually of the amount held in the Loan Account.[4]
Rider Charges		Individualized based on optional rider(s) selected.
Accounting Value Rider	N/A	There is no charge for this rider.
Change of Insured Rider	N/A	There is no charge for this rider.
Overloan Protection Rider	One-time charge when you elect to use the benefit	Maximum charge of 5% of the then current Accumulation Value.
Supplemental Term Insurance Rider*	Monthly
A dollar amount per $1,000 of Net Amount at Risk
Maximum Charge[1]		$83.33 per $1,000
Minimum Charge		$0.00 per $1,000
Maximum Charge for a Representative Insured: male, age 45, standard non-tobacco.		$0.38 per $1,000
Waiver of Monthly Deduction Rider*	Monthly
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Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
A percentage of all other covered monthly charges.
Maximum Charge		12.0%
Minimum Charge		2.0%
Maximum Charge for a Representative Insured: male, age 45, standard non-tobacco.		3.5%
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.
[1]	Individuals with a higher mortality risk than standard issue individuals can be charged from 125% to 800% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
[2]	Guaranteed at an effective annual rate of 0.60% in Policy Years 1-10, and 0.20% in Policy Years 11 and beyond.
[3]	$15 per month for the first Policy Year, and $5 per month afterward, guaranteed not to exceed $10 per month after the first Policy Year.
[4]	Annual interest rate of 5% in years 1-10, and 4% in years 11 and later.
Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time you own your Policy. More detail concerning each Underlying Fund’s fees and expenses is contained in the prospectus for each Underlying Fund.
These fees and expenses may change at any time.
Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Total Annual Operating Expense	Maximum	Minimum
Total management fees, distribution and/or service (12b-1) fees, and other expenses.	2.40% [1]	0.21%
[1]	The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 1.71%. These waivers and reductions generally extend through April 30, 2016 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund’s prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to such Underlying Fund’s prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“Redemption Fees”) not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained by calling 1-800-487-1485.
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LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under “How to Obtain More Information.” Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
General Account. The General Account represents all of the general assets of the Company. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.
Fixed Account. The Fixed Account assets are general assets of the Company, and are held in the Company’s General Account. Amounts allocated to the Fixed Account are not subject to market fluctuation.
Separate Account. The investment performance of assets in the Separate Account is kept separate from that of the Company’s General Account. Separate Account assets attributable to the Policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company’s other income, gains or losses. The Separate Account’s values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the “SEC” or the “Commission”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”) and meets the definition of “separate account.” We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claims payments.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.   We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the
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Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.
Fund Participation Agreements
In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, we must perform certain services for the Underlying Fund advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.48% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund’s advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Janus Aspen Series, Lincoln Variable Insurance Products Trust and PIMCO Variable Insurance Trust.
Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund’s average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.
Distribution of the Policies and Compensation
The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company’s Principal Underwriter, Lincoln Financial Distributors, Inc. (“LFD”). The Company’s affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, “LFN”), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.
The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 140% of the first year Premium and 5% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.
In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash
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bonuses and “non-cash compensation.” “Non-cash compensation”, as defined under FINRA’s rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.
Broker-dealers or their affiliates may be paid additional amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.
These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.
Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.
We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your Policy. Any such shortfall would be available for recovery from the Company’s General Account, which supports insurance and annuity obligations.
Sub-Accounts and Funds
The variable investment options in the Policy are Sub-Accounts of the Separate Account (“Sub-Accounts”). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.
We create Sub-Accounts and select the Underlying Funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or
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support services that would otherwise be provided by the fund, the fund’s investment advisor, or its distributor. We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional purchase payments to a Sub-Account if we determine the Underlying Fund no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.
Certain of the Underlying Funds, including funds managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Underlying Funds’ overall volatility, and for some Underlying Funds, to also reduce the downside exposure of the Underlying Funds during significant market downturns. These risk management strategies could limit the upside participation of the Underlying Fund in rising equity markets relative to other funds. The success of the advisor’s risk management strategy depends, in part, on the advisor’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Underlying Fund’s benefit. There is no guarantee that the strategy can achieve or maintain the Underlying Fund’s optimal risk targets. The Underlying Fund’s performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the advisor may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the Underlying Fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the Underlying Fund may not perform as expected. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as “junk bonds”) as detailed in the individual Underlying Fund prospectus. For more information about the Underlying Funds and the investment strategies they employ, please refer to the Underlying Funds’ current prospectuses.
Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contractholders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund’s Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.
There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund’s prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.
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Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.
The Underlying Funds and their investment advisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that Underlying Fund’s prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-487-1485 or by referring to the contact information provided by the Underlying Fund’s on the cover page of its summary prospectus.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. International Growth Fund (Series I Shares): Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class A): Long-term growth of capital. (formerly AllianceBernstein VPS Global Thematic Growth Portfolio)
•	AB VPS Growth and Income Portfolio (Class A): Long-term growth of capital.
(formerly AllianceBernstein VPS Growth and Income Portfolio)
This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.
•	AB VPS International Value Portfolio (Class A): Long-term growth of capital.
(formerly AllianceBernstein VPS International Value Portfolio)
This fund is available only to existing Owners as of May 21, 2012. Consult your financial advisor.
•	AB VPS Large Cap Growth Portfolio (Class A): Long-term growth of capital.
(formerly AllianceBernstein VPS Large Cap Growth Portfolio)
This fund is available only to existing Owners as of May 16, 2005. Consult your financial advisor.
•	AB VPS Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital. (formerly AllianceBernstein VPS Small/Mid Cap Value Portfolio)
American Century Variable Portfolios II, Inc., advised by American Century Investment Management, Inc.
•	Inflation Protection Fund (Class I): Long-term total return using a strategy that seeks to protect against U.S. inflation.
This fund is available only to existing Owners as of May 17, 2010. Consult your financial advisor.
American Funds Insurance Series®, advised by Capital Research and Management Company.
•	Global Growth Fund (Class 2): Long-term growth of capital.
•	Global Small Capitalization Fund (Class 2): Long-term capital growth.
•	Growth Fund (Class 2): Capital growth.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	International Fund (Class 2): Long-term growth of capital.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, Inc.
•	Global Allocation V.I. Fund (Class I): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company.*
•	Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.
•	Emerging Markets Series (Standard Class): Long-term capital appreciation.
•	High Yield Series (Standard Class): Total return and, as a secondary objective, high current income. This fund is available only to existing Owners as of May 17, 2010. Consult your financial advisor.
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•	Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.
•	REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Standard Class): Capital appreciation.
•	Smid Cap Growth Series (Standard Class): Long-term capital appreciation.
•	U. S. Growth Series (Standard Class): Long-term capital appreciation.
•	Value Series (Standard Class): Long-term capital appreciation.
Deutsche Investments VIT Funds, advised by Deutsche Investment Management Americas Inc.
•	Deutsche Equity 500 Index VIP Portfolio (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the “S&P 500® Index”), which emphasizes stocks of large US companies.
This fund is available only to existing Owners as of May 21, 2007. Consult your financial advisor.
•	Deutsche Small Cap Index VIP Portfolio (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.
This fund is available only to existing Owners as of May 21, 2007. Consult your financial advisor.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.
Fidelity® Variable Insurance Products, advised by Fidelity Management & Research Company
•	Contrafund® Portfolio (Service Class): Long-term capital appreciation.
•	Equity-Income Portfolio (Service Class): Reasonable income with consideration of the potential for capital appreciation.
This fund is available only to existing Owners as of May 16, 2005. Consult your financial advisor.
•	Growth Portfolio (Service Class): To achieve capital appreciation.
•	Mid Cap Portfolio (Service Class): Long-term growth of capital.
•	Overseas Portfolio (Service Class): Long-term growth of capital. This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund, the Franklin Small-Mid Cap Growth VIP Fund and the Templeton Global Bond VIP Fund, by Templeton Global Advisors Limited for the Templeton Growth VIP Fund, and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 1): Capital appreciation; income is a secondary consideration.
•	Franklin Small-Mid Cap Growth VIP Fund (Class 1): Long-term capital growth. This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.
•	Templeton Global Bond VIP Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
•	Templeton Growth VIP Fund (Class 1): Long-term capital growth. This fund is available only to existing Owners as of May 21, 2007. Consult your financial advisor.
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Janus Aspen Series, advised by Janus Capital Management LLC.
•	Balanced Portfolio (Service Shares): Long-term capital growth, consistent with preservation of capital and balanced by current income.
This fund is available only to existing Owners as of May 16, 2005. Consult your financial advisor.
•	Enterprise Portfolio (Service Shares): Long-term growth of capital. This fund is available only to existing Owners as of May 16, 2005. Consult your financial advisor.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 1): Maximize long-term total return. This fund will be available on or about May 11, 2015. Consult your financial advisor.
Legg Mason Partners Variable Equity Trust, advised by LeggMason Partners Fund Advisor, LLC.
•	ClearBridge Variable Mid Cap Core Portfolio (Class I): Long-term growth of capital.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP Baron Growth Opportunities Fund (Standard Class): Capital appreciation.
•	LVIP BlackRock Emerging Markets Managed Volatility Fund (Standard Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.
(formerly LVIP BlackRock Emerging Markets RPM Fund)
•	LVIP BlackRock Equity Dividend Managed Volatility Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities.
(formerly LVIP BlackRock Equity Dividend RPM Fund)
•	LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock U.S. Opportunities Managed Volatility Fund (Standard Class): Long-term capital appreciation. This fund will be available on or about May 11, 2015. Consult your financial advisor.
•	LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP ClearBridge Large Cap Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation. This fund will be available on or about May 11, 2015. Consult your financial advisor.
•	LVIP Delaware Bond Fund (Standard Class)*: Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Standard Class)*: Total return.
•	LVIP Delaware Foundation® Aggressive Allocation Fund (Standard Class)*: Long-term capital growth. This fund is only available to existing Owners as of May 18, 2009. Consult your financial advisor.
•	LVIP Delaware Social Awareness Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Dimensional International Core Equity Fund (Standard Class): Long-term capital appreciation. This fund will be available on or about May 11, 2015. Consult your financial advisor.
•	LVIP Dimensional International Core Equity Managed Volatility Fund (Standard Class)(2): Long-term
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capital appreciation. (formerly LVIP Dimensional Non-U.S. Equity RPM Fund)
•	LVIP Dimensional U.S. Core Equity 1 Fund (Standard Class)*: Long-term capital appreciation.
(formerly LVIP Delaware Growth and Income Fund)
This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.
•	LVIP Dimensional U.S. Core Equity 2 Fund (Standard Class): Long-term capital appreciation. This fund will be available on or about May 11, 2015. Consult your financial advisor.
•	LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation. (formerly LVIP Dimensional U.S. Equity RPM Fund)
•	LVIP Dimensional/Vanguard Total Bond Fund (Standard Class)(2): Total return consistent with preservation of capital.
•	LVIP Global Conservative Allocation Managed Risk Fund (Standard Class)(2): A high level of current income with some consideration given to growth of capital.
(formerly LVIP Managed Risk Profile Conservative Fund)
•	LVIP Global Growth Allocation Managed Risk Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
(formerly LVIP Managed Risk Profile Growth Fund)
•	LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
(formerly LVIP Managed Risk Profile Moderate Fund)
•	LVIP Invesco Diversified Equity-Income Managed Volatility Fund (Standard Class)(2): Capital appreciation and current income. (formerly LVIP Invesco Diversified Equity-Income RPM Fund)
•	LVIP Ivy Mid Cap Growth Managed Volatility Fund (Standard Class): Capital appreciation. (formerly LVIP Columbia Small-Mid Cap Growth RPM Fund)
•	LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Mid Cap Value Managed Volatility Fund (Standard Class): Long-term capital appreciation. (formerly LVIP JPMorgan Mid Cap Value RPM Fund)
•	LVIP Managed Risk Profile 2010 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.
•	LVIP Managed Risk Profile 2020 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.
•	LVIP Managed Risk Profile 2030 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.
•	LVIP Managed Risk Profile 2040 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.
•	LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Standard Class): Capital appreciation.
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•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Money Market Fund (Standard Class)*: To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Standard Class)(2): Long-term growth of capital. (formerly LVIP Multi-Manager Global Equity RPM Fund)
•	LVIP SSgA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSgA Conservative Index Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.
•	LVIP SSgA Conservative Structured Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.
•	LVIP SSgA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSgA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSgA Global Tactical Allocation Managed Volatility Fund (Standard Class)(2): Long-term growth of capital. (formerly LVIP SSgA Global Tactical Allocation RPM Fund)
•	LVIP SSgA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSgA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSgA Moderate Index Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSgA Moderate Structured Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP SSgA Moderately Aggressive Index Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSgA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSgA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSgA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSgA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
•	LVIP Templeton Growth Managed Volatility Fund (Standard Class): Long-term capital growth. (formerly LVIP Templeton Growth RPM Fund)
•	LVIP U.S. Growth Allocation Managed Risk Fund (Standard Class)(2): High level of current income and
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growth of capital, with an emphasis on growth of capital. This fund will be available on or about May 11, 2015. Consult your financial advisor.
•	LVIP UBS Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital. (formerly LVIP UBS Large Cap Growth RPM Fund)
•	LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP Vanguard International Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP VIP Mid Cap Managed Volatility Portfolio (Standard Class)(2): Capital appreciation. (formerly LVIP VIP Mid Cap RPM Portfolio)
•	LVIP Wellington Capital Growth Fund (Standard Class): Capital growth. (formerly LVIP Capital Growth Fund)
•	LVIP Wellington Mid-Cap Value Fund (Standard Class): Long-term capital appreciation. (formerly LVIP Mid-Cap Value Fund)
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	MFS® VIT Growth Series (Initial Class): Capital appreciation.
•	MFS® VIT Total Return Series (Initial Class): Total return. This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.
•	MFS® VIT Utilities Series (Initial Class): Total return.
MFS® Variable Insurance Trust II, advised by Massachusetts Financial Services Company
•	MFS® VIT II Core Equity Portfolio (Initial Class): Capital appreciation.
(formerly MFS VIT Core Equity Series)
This fund is available only to existing Owners as of May 16, 2005. Consult your financial advisor.
Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc.
•	Mid-Cap Growth Portfolio (I Class): Growth of capital. This fund is available only to existing Owners as of May 21, 2007. Consult your financial advisor.
•	Mid-Cap Intrinsic Value Portfolio (I Class): Growth of capital. This fund is available only to existing Owners as of May 21, 2007. Consult your financial advisor.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Administrative Class): Maximum real return.
*	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.
(1)	The Index this portfolio is managed to (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (“Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by Licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. Licensee’s product(s) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S& P, their respective affiliates, or their third party licensors and none of SPDJI, Dow Jones, S&P nor their respective affiliates or third party licensors make any representation regarding the advisability of investing in such product(s).
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(2)	These are “Fund of Funds” and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.
Sub-Account Availability and Substitution of Funds
We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new Underlying Fund if:
1)	the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or
2)	the Sub-Account has not attracted significant Owner allocations; or
3)	in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.
We will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any Underlying Funds. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced
We may choose to add or remove Sub-Accounts as investment options under the Policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any Underlying Funds, we will make appropriate endorsements to the Policies.
If we obtain appropriate approvals from Owners and securities regulators, we may:
•	change the investment objective of the Separate Account;
•	operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;
•	deregister the Separate Account; or
•	combine the Separate Account with another separate account.
We will notify you of any change that is made.
Voting Rights
The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.
We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.
Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the
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same proportion as the voting instruction which we receive, it is important that each Owner provide their voting instructions to the Company. Even though Owners may choose not to provide voting instruction, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.
POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.
In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses (including 12b-1 fees for Class 2 shares and other expenses) are incurred by the Underlying Funds and deducted from Underlying Fund assets. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by each Underlying Fund is contained in that Underlying Fund’s prospectus.
The Monthly Deductions, including the Cost of Insurance Charges, may be deducted in two ways:
1)	Proportionately from the Net Accumulation Value of each Sub-Account and the Fixed Account subject to the charge.
2)	From the Net Accumulation Value of specific Underlying Funds which you have designated.
If you have selected designated Underlying Funds, and in a given month there is not sufficient value in those Underlying Funds to cover the Monthly Deduction, we will take the remaining Monthly Deduction pro rata from the rest of the Underlying Funds in your Policy that have value.
If you have not selected designated Underlying Funds, the Monthly Deductions will be taken pro rata from all of the Underlying Funds in your Policy that have value.
The Monthly Deductions are made on the “Monthly Anniversary Day,” which is the Date of Issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. You may select or change designated funds at any time prior to a Monthly Anniversary Day by contacting our Administrative Office.
If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction. If payment is not received before the end of the Grace Period, the Policy may lapse. (Please see the “Lapse and Reinstatement” section of this prospectus.)
Premium Load; Net Premium Payment
We make a deduction from each Premium Payment. This amount, referred to as “Premium Load,” covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We deduct 5% from each Premium Payment. The Premium Payment, after deduction of the Premium Load, is called the “Net Premium Payment.”
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Surrender Charges
A Surrender Charge may apply if the Policy is totally surrendered or has a decrease in the Specified Amount of death benefit. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
The Surrender Charge varies by age of the Insured, the number of years since the date of policy issue or the date of an increase in Specified Amount, and the Specified Amount. The Surrender Charge will never exceed $54.00 per $1,000 of Specified Amount. A personalized schedule of Surrender Charges is included with each Policy. You may obtain more information about the Surrender Charges that would apply to your Policy by requesting a personalized illustration from your insurance representative.
The duration of the Surrender Charge is 15 years for Full Surrenders and 10 years for decreases in Specified Amount. The length of the Surrender Charge Period varies based on the age of the Insured on the Date of Issue or the date of an increase in your Specified Amount as follows:

• Ages 0-50, 15 years
• Age 51, 14 years
• Age 52, 13 years
• Age 53, 12 years
• Age 54, 11 years
• Ages 55 and above, 10 years
Surrender Charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The Surrender Charge will not exceed the policy value. All Surrender Charges decline to zero within 15 years following policy issue, or any increase in Specified Amount.
Upon either a Full Surrender of the Policy or a decrease in Specified Amount, the charge will be subject to the following conditions:
A. For decreases in Specified Amount, excluding Full Surrender of the Policy, no Surrender Charge will be applied where the decrease:
1)	occurs after the tenth Policy Anniversary following Policy issue; or
2)	is directly caused by a death benefit option change; or
3)	is caused by a Partial Surrender; or
4)	when added to the sum of all prior decreases, does not exceed 25% of the Initial Specified Amount.
B. For all other decreases, the charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:
1)	is the amount of this decrease plus any prior decreases;
2)	is the greater of an amount equal to 25% of the Initial Specified Amount or the sum of all prior decreases;
3)	is the Initial Specified Amount; and
4)	is the then applicable Surrender Charge from the schedule in the Policy.
We may refuse or limit requests for decreases in Specified Amount, to the extent there is insufficient value to cover the necessary Surrender Charges.
If you increase the Specified Amount, a new Surrender Charge will be applicable to each increase. This charge is in addition to any Surrender Charge on the existing Specified Amount. Upon an increase in Specified Amount, we will send you a confirmation of the increase.
Upon Full Surrender of your Policy following a decrease in Specified Amount, the Surrender Charge will be calculated as the entire amount shown in the Policy Specifications, multiplied by one minus the percentage of the
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Initial Specified Amount for which a Surrender Charge was previously assessed. The charge assessed upon a Full Surrender will not exceed the Policy’s value.
Any surrender may have tax implications. Consult your tax or other financial advisor before initiating a surrender.
Partial Surrender Fee
No Surrender Charge is imposed on a Partial Surrender, but an Administrative Fee of 2% of the amount withdrawn, not to exceed $25, is imposed. This fee is allocated pro rata among the Sub-Accounts and the Fixed Account from which the Partial Surrender proceeds are taken.
Transfer Fee
For each transfer request in excess of 24 made during any Policy Year, we reserve the right to charge you an Administrative Fee of $25.
In the event that we make a material change in the investment strategy of a Sub-Account, you may transfer the Accumulation Values allocated to that Sub-Account to any other Sub-Account or to the Fixed Account without being charged a fee and may do so even if you have requested 24 transfers during that Policy Year. This option to transfer from a Sub-Account must be exercised within 60 days after the effective date of such change in investment strategy of that Sub-Account. You will be provided written notice in the event that such a change is made.
Mortality and Expense Risk Charge
We assess a daily Mortality and Expense Risk Charge (“M&E”) as a percentage of the Policy’s Separate Account Value. The mortality risk assumed is that the Insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated. The current charge is the guaranteed effective annual rate of 0.60% in Policy Years 1-10 and 0.20% in Policy Years 11 and beyond.
Cost of Insurance Charge
A significant cost of variable life insurance is the “Cost of Insurance Charge”. This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.
The Cost of Insurance Charge for your Policy depends on the current “Net Amount at Risk”. The Net Amount at Risk is the death benefit, without regard to any benefits payable at the Insured’s death under any riders, minus the greater of zero or the Policy’s Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.
The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the Policy Month by 1 plus .0032737 (the monthly equivalent of an effective annual rate of 4.0%), subtracting the Accumulation Value at the beginning of the Policy Month, and multiplying the result (the “Net Amount at Risk”) by the applicable current cost of insurance rate as determined by the Company.
The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy’s Specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy’s duration, the age, gender (in accordance with state law) and underwriting category of the Insured. Please note that it will generally increase each Policy Year as the Insured ages. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of
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Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in “Table II: Periodic Charges Other Than Fund Operating Expenses” in this prospectus.
Administrative Fee
There is a flat Monthly Deduction of $15 during the first Policy Year and, currently, $5 monthly thereafter (guaranteed not to exceed $10 monthly after the first Policy Year). This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Policy Loan Interest
If you borrow against your Policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 5% in years 1-10, 4% in years 11 and beyond. The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. We will credit 4% interest on the Loan Account Value in all years.
Rider Charges
Overloan Protection Rider.  There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5.0% of the then current Accumulation Value.
Supplemental Term Insurance Rider.  This optional rider provides term life insurance on the life of the Insured, which is annually renewable to attained age 100. There are monthly Cost of Insurance Charges for this rider, based on the Policy duration, and the age, gender and underwriting category of the Insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.
Waiver of Monthly Deduction Rider.  The monthly charge for this benefit is equal to the sum of all other covered monthly charges for the Policy and all riders, multiplied by a rate factor. The rate factor depends on the age, underwriting category and gender of the Insured. The maximum rate factor is 12.0%. If you have elected this rider, a table of rate factors appears on the rider pages in your Policy.
Case Exceptions
Charges and fees may be reduced in some circumstances where Policies are purchased by corporations and other groups or sponsoring organizations on a multiple-life case basis.
YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the Insured. The Policy and the application constitute the entire contract between you and Lincoln Life.
The Policy includes Policy Specifications pages, with supporting schedules. These pages and schedules provide important information about your Policy such as: the identity of the Insured and Owner; Date of Issue; the Initial Specified Amount; the death benefit option selected; issue age; named Beneficiary; initial Premium Payment; Surrender Charges; expense charges and fees; No-Lapse Premium (subject to state availability); and guaranteed maximum cost of insurance rates.
Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as “Policy Date”, “Effective Date” or “Policy Effective Date” (or “Rider Date”, “Rider Effective Date”) refer to the date that coverage
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under the Policy (or rider) becomes effective and is the date from which Policy Years, Policy Anniversary and ages are determined. Terms such as “Issue Date” or “Policy Issue Date” (or “Rider Issue Date”) generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that date. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.
When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.
The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.
Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insured will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.
Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.
We cannot process your requests for transactions relating to the Policy until we have received the request in “Good Order” at our Home Office. “Good Order” means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.
Any telephone or other electronic transmission, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.
Application
If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insured and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insured. Based on our review of medical information about the proposed Insured, we may decline to provide insurance, or we may place the proposed Insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the Insured's age, underwriting category, and gender (if applicable state law allows charges to vary based on gender), the Policy duration, and the current Net Amount at Risk.
A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the Insured is at least age 18 and at most age 85. Age will be determined by the nearest birthday of the Insured.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license, photo i.d. or other identifying documents.
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Owner
The Owner on the date of policy issue is designated in the Policy Specifications. You, as Owner, will make the following choices:
1)	initial death benefit amount and death benefit option;
2)	optional No-Lapse Protection and riders;
3)	the amount and frequency of Premium Payments; and
4)	the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.
You are entitled to exercise rights and privileges of your Policy as long as the Insured is living. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the Policy entirely, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and , to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries. Exercising a change in ownership may cause a taxable event. You should consult a tax advisor prior to exercising a change in ownership to determine the tax consequences of such exercise.
Right To Examine Period
You may return your Policy to us for cancellation within ten days after you receive it (or a greater number of days if required by your state). This is called the Right to Examine Period. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you either all Premium Payments or the policy value plus any charges and fees depending on the state of issue of your Policy. If a Premium Payment was made by check, there may be a delay until the check clears.
If your Policy is issued in a state that requires return of Premium Payments, any Net Premium Payments received by us within ten days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts or the Fixed Account, if applicable, as you designate. If the Policy is returned for cancellation within the Right to Examine Period, we will return the full amount of any Premium Payments made.
If your Policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts or the Fixed Account, if applicable, as you designate. The Owner bears the risk of a decline in Sub-Account values. If the Policy is returned for cancellation within the Right to Examine Period, we will return the policy value, plus any charges and fees deducted, as of the date the cancelled Policy is received at our Administrative Office.
Initial Specified Amount
You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.
Transfers
You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund’s objective and investment policy before allocating money to the Sub-Accounts.
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During the first Policy Year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the Dollar Cost Averaging program described below. The amount of all transfers from the Fixed Account in any other Policy Year may not exceed the greater of:
1)	25% of the Fixed Account Value as of the immediately preceding Policy Anniversary, or
2)	the total dollar amount transferred from the Fixed Account in the immediately preceding Policy Year.
We may limit transfers from the Fixed Account at any time. Due to these limitations, if you want to transfer all of your value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
Requests for transfers must be made in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.
Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.
Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. If an Underlying Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.
Market Timing
Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with “market timing” transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.
In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the
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operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in “Transfers”, above. In such case, our rights and obligations will be as described in “Transfers”. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.
You should be aware that the purchase and redemption orders received by Underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.
We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.
Once an Owner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 to 2 business days of our discovery of such acceptance. We will impose this “original signature” restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.
Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.
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Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.
Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.
Optional Sub-Account Allocation Programs
You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.
Dollar Cost Averaging systematically transfers specified dollar amounts from the money market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers from the Fixed Account can only be elected at the time your Policy is issued. Transfers from the money market Sub-Account may be elected at any time while your Policy is in force. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.
If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.
You may elect Dollar Cost Averaging on your application, or contact our Administrative Office for information.
Dollar Cost Averaging terminates automatically:
1)	if the value in the money market Sub-Account or the Fixed Account is insufficient to complete the next transfer;
2)	seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;
3)	after 12 or 24 months (as elected on your application); or
4)	if your Policy is surrendered or otherwise terminates.
Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of Automatic Rebalancing do not count against the number of free transfers available.
You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated, or the allocation may be changed at any time, by contacting our Administrative Office.
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Riders
We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy.
Accounting Value Rider.  If desired, you must select this rider when you initially apply for insurance. You must meet the underwriting and minimum Premium requirements for this rider. If your Policy is fully surrendered in the first four Policy Years, this rider provides enhanced Surrender Values by using a table of alternate Surrender Charges. The rider does not provide for enhanced Surrender Value for Partial Surrenders and loans. There is no charge for this rider.
Change of Insured Rider.  If desired, you must select this rider prior to January 1, 2009. This rider will no longer be available on and after this date. With this rider, you may name a new Insured in place of the current Insured. Underwriting and policy value requirements must be met. The benefit expires on the anniversary nearest to the current Insured’s 65th birthday. There is no separate charge for this rider; however, policy charges applicable to the new Insured may differ from charges applicable to the current Insured. Exercising the Change of Insured Rider is a fully taxable event.
Overloan Protection Rider.   If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness exceeding the Accumulation Value less the Surrender Charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee.
If your Policy is issued on or after May 22, 2006, we will automatically issue this rider with your Policy. There is no charge for adding this rider to your Policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your Policy will be impacted as described in the rider.
Supplemental Term Insurance Rider.  If desired, you must select this rider when you initially apply for insurance. The rider provides annually renewable non-convertible term insurance  to age 100 on the life of the Insured. Upon the Insured's death, we will pay the Term Insurance Benefit Amount, in addition to Death Benefit Proceeds of the death benefit option in effect on your Policy.
There is a monthly cost for this rider, similar to the cost of insurance of the base Policy’s duration. This rate is determined by the Company, is based on the Policy’s duration, the age, underwriting category and gender of the Insured, and is applied against the Term Insurance Benefit Amount shown on the Policy Specifications page.
This rider will limit the maximum period during which your Policy is guaranteed not to lapse under the No-Lapse Provision. If you have chosen the age 100 No-Lapse Provision, the maximum period will now be the first 20 Policy Years up to age 100. For the 10 year and 20 year No-Lapse Provisions, the maximum period will now be the first 5 Policy Years. All other provisions set forth in the age 100, 20 year and 10 year No-Lapse Provisions will still apply.
This rider terminates on the earliest of:
1)	the date you request termination of the rider;
2)	when your Policy lapses;
3)	when your Policy is fully surrendered;
4)	when the Insured reaches age 100; or
5)	upon death of the Insured.
If your Policy is reinstated, this rider will likewise be reinstated. However, sufficient Premium must be paid to cover the Monthly Deduction including monthly rider costs.
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Waiver of Monthly Deduction Rider.  If desired, you must select this rider when you initially apply for insurance. Monthly Deductions will be waived during periods of covered total disability commencing prior to the Policy Anniversary nearest the Insured’s 65th birthday. Charges for this rider, if elected, are part of the Monthly Deductions.
Continuation of Coverage
If the Insured is still living at age 100, and the Policy has not been surrendered, the Policy will remain in force until policy surrender or death of the Insured. However, there are certain changes that will take place:
1)	we will no longer accept Premium Payments;
2)	we will make no further deductions;
3)	policy values held in the Separate Account will be transferred to the Fixed Account;
4)	we will continue to credit interest to the Fixed Account; and
5)	we will no longer transfer amounts to the Sub-Accounts.
Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.
Termination of Coverage
All policy coverage terminates on the earliest of:
1)	Full Surrender of the Policy;
2)	death of the Insured; or
3)	failure to pay the necessary amount of Premium to keep your Policy in force.
State Regulation
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state specific features.
PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required, except to maintain the No-Lapse Provision or to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Net Accumulation Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the “Lapse and Reinstatement” section of this prospectus.) Premiums may be paid any time before the Insured attains age 100, subject to our right to limit the amount or frequency of additional Premium Payments. (See the “Planned Premiums; Additional Premiums” section of this prospectus.)
The initial Premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two Monthly Deductions.
Allocation of Net Premium Payments
Your Net Premium Payment is the portion of a Premium Payment remaining, after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.
You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on the application. Net Premium Payments will be allocated on the same basis as the initial Net Premium Payment unless
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we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The amount of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your Policy as of the end of the Valuation Period in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 P.M., Eastern Time, unless the New York Stock Exchange closes earlier.
The Valuation Period is the time between Valuation Days. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.
Planned Premiums; Additional Premiums
Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.
In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.
Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as Premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.
You may increase Planned Premiums, or pay additional Premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.
We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the death benefit and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.
We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed “Tax Issues” for more information.
Policy Values
Policy value in your variable life insurance policy is also called the Accumulation Value.
The Accumulation Value equals the sum of the Fixed Account Value, Separate Account Value, and Loan Account Value. At any point in time, the Accumulation Value reflects:
1)	Net Premium Payments made;
2)	the amount of any Partial Surrenders;
3)	any increases or decreases as a result of market performance of the Sub-Accounts;
4)	interest credited to the Fixed Account or the Loan Account; and
5)	all charges and fees deducted.
The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. The current value of each Sub-Account is determined by multiplying the number of Variable Accumulation Units credited or
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debited to that Sub-Account with respect to this Policy by the Variable Accumulation Unit Value of that Sub-Account for such Valuation Period.
The “Variable Accumulation Unit” is a unit of measure used in the calculation of the value of each Sub-Account. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit Value for a Sub-Account for a Valuation Period is determined as follows:
1)	the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Underlying Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus
2)	the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and
3)	the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.
In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge multiplied by the number of calendar days in the Valuation Period.
The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. Fixed Account principal is not subject to market fluctuation and interest is credited daily at the greater of a rate of 0.010746% (equivalent to a compounded annual rate of 4%) or a higher rate determined by the Company.
The Loan Account Value, if any, reflects any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company’s General Account. We do not guarantee the Loan Account Value. Interest is credited on the Loan Account at an effective annual rate of 4% in all years.
The Net Accumulation Value is the Accumulation Value less the Loan Account Value. It represents the net value of your Policy and is the basis for calculating the Surrender Value.
Annual Statement
We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value and the Loan Account Value. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.
DEATH BENEFITS
The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. may impact the amount payable as Death Benefit Proceeds in your Policy. Refer to the “Riders” section of this prospectus for more information.
Death Benefit Options
Three different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:
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1)	the amount determined by the death benefit option in effect on the date of the death of the Insured, less any Indebtedness; or
2)	a percentage of the Accumulation Value equal to that required by the Internal Revenue Code to maintain the Policy as a life insurance policy. A schedule of these percentages is in your Policy. (Please note that the investment performance of the Sub-Accounts you have chosen will impact the Accumulation Value and therefore may affect the amount of Death Benefit Proceeds payable.)
The following table provides more information about the death benefit options.
Option	Death Benefit Proceeds Equal to the	Variability
1	Specified Amount (a minimum of $100,000)	None; level death benefit
2	Sum of the Specified Amount plus the Net Accumulation Value as of the date of the Insured’s death.	May increase or decrease over time, depending on the amount of Premium paid and the investment performance of the underlying Sub-Accounts or the Fixed Account.
3	Sum of the Specified Amount plus the accumulated Premiums (all Premiums paid minus the cumulative policy factor, if that factor is elected) up to the limit shown in the Policy Specifications, as of the date of the Insured’s death. Any Premium paid that will cause the Death Benefit Proceeds to exceed this limit will be applied to the Policy, but will not increase the death benefit. The cumulative policy factor, normally used in business situations, is calculated as:
a) the applicable monthly rate then used by the Internal Revenue Service (IRS); or
b) an alternative monthly rate permitted by the IRS; times
	c) the Specified Amount divided by 1000.	Will generally increase, depending on the amount of Premium paid.
If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply until changed by the Owner.
Changes to the Initial Specified Amount and Death Benefit Options
Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the Specified Amount. Any increase in Specified Amount may increase the Net Amount at Risk and the Cost of Insurance Charge. (See the “Cost of Insurance Charge” section of this prospectus.) The minimum Specified Amount is currently $100,000.
A Partial Surrender may reduce the Specified Amount. If the Specified Amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed “Policy Surrenders - Partial Surrender” for details as to the impact a Partial Surrender may have on the Specified Amount.)
The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.
You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. The minimum increase in Specified Amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.
Option change	Impact
1 to 2	The Specified Amount will be reduced by the Accumulation Value as of the effective date of change.
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Option change	Impact
2 to 1	The Specified Amount will be increased by the Accumulation Value as of the effective date of change.
1 to 3	The Specified Amount will not change.
3 to 1	The Specified Amount will be increased by accumulated Premiums (less the cumulative policy factor if that factor is elected) as of the effective date of change.
2 to 3	The Specified Amount will be increased by the Accumulation Value as of the effective date of change.
3 to 2	• If the Accumulation Value is greater than the accumulated Premium (less cumulative policy factor if that factor elected), the Specified Amount will be reduced by the Accumulation Value less accumulated Premium (plus cumulative policy factor if that factor is elected) as of the effective date of change.
• If the Accumulation Value is less than the accumulated Premium (less the cumulative policy factor if elected), the Specified Amount will be increased by the accumulated Premium (less the cumulative policy factor if that factor is elected), less the Accumulation Value as of the effective date of change.
A Surrender Charge may apply to a decrease in Specified Amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a Surrender Charge to be applied. A schedule of Surrender Charges is included in each Policy.
Any Reduction in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to your Policy. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.
We may decline any request for change of the death benefit option or Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law according to the Guideline Premium Test.
The Guideline Premium Test provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the Policy’s death benefit above the Specified Amount in order to satisfy the Guideline Premium Test. If the increase in the Policy’s death benefit causes an increase in the Net Amount at Risk, charges for the cost of insurance will increase as well.
Any change is effective on the first Monthly Anniversary Day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the changes will be effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.
Death Benefit Proceeds
Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.
After receipt at our Administrative Office of proof of death of the Insured, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.
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If the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine® account in the recipient’s name as the Owner of the account. SecureLine® is a service we offer to help the recipient manage the Death Benefit Proceeds. With SecureLine®, an interest bearing account is established from the proceeds payable on a policy administered by us. The recipient is the Owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine® account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in the recipient’s SecureLine® account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient’s account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient’s SecureLine® account may be more or less than the rate earned on funds held in Lincoln’s General Account.
There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.
Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.
POLICY SURRENDERS
You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.
The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. The Surrender Value is the Net Accumulation Value (which is the Policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged (the “Surrender Value”).
Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.
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As of January 17, 2012, we no longer offer SecureLine® for surrenders. SecureLine® is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine® for Death Benefit Proceeds. Please see “Death Benefit Proceeds” section in this prospectus for more information about SecureLine®.
Partial Surrender
You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the Policy’s Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.
Partial Surrenders may reduce the Accumulation Value and the Specified Amount. The amount of the Partial Surrender and our Administrative Fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.
Death Benefit Option in Effect	Impact of Partial Surrender
1	Will reduce the Accumulation Value and the Specified Amount.
2	Will reduce the Accumulation Value, but not the Specified Amount.
3	Will reduce the accumulated Premiums, and the Specified Amount to the extent that the amount of the Partial Surrender exceeds the accumulated Premiums.
Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.
We may at our discretion decline any request for a Partial Surrender.
POLICY LOANS
You may borrow against the Surrender Value of your Policy. The loan may be for any amount up to 100% of the current Surrender Value. However, we reserve the right to limit the amount of your loan so that total policy Indebtedness will not exceed 90% of an amount equal to the Accumulation Value less Surrender Charge. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy’s death benefit and Accumulation Value.
The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The Loan Account is the account in which Indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the Loan Account do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the Policy’s death benefit and Accumulation Value whether or not they are repaid. Interest on Policy Loans accrues at an effective annual rate of 5% in years 1-10 and 4% thereafter, and is payable once a year in arrears on each Policy Anniversary, or earlier upon Full Surrender or other payment of proceeds of your Policy. Policy values in the Loan Account are part of the Company's General Account.
The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional Policy Loan, and added to the Loan Account Value. Lincoln Life credits interest to the Loan Account Value at a rate of 4% in all years, so the net cost of your Policy Loan is 1% in years 1-10 and 0% thereafter.
Your outstanding loan balance may be repaid at any time during the lifetime of the Insured. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the
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Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are currently allocated, unless you instruct otherwise.
If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate subject to the conditions in the Grace Period provision, unless the No-Lapse Provision is in effect. If your Policy lapses while a loan is outstanding, the borrowed amount may be taxable to you to the extent your Policy’s value exceeds your basis in the Policy.
Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.
LAPSE AND REINSTATEMENT
If at any time the Net Accumulation Value is insufficient to pay the Monthly Deduction, unless the No-Lapse Provision is in effect, all policy coverage will terminate. This is referred to as Policy Lapse. The Net Accumulation Value may be insufficient:
1)	because it has been exhausted by earlier deductions;
2)	as a result of poor investment performance;
3)	due to Partial Surrenders;
4)	due to Indebtedness for Policy Loans; or
5)	because of a combination of any of these factors.
If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Net Accumulation Value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Anniversary Day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
If the amount stated in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the Insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.
No-Lapse Provision
Your Policy includes a No-Lapse Provision. This means that your Policy will not lapse as long as you have paid the required No-Lapse Premium. The No-Lapse Premium is the cumulative Premium required to maintain the No-Lapse Provision, preventing your Policy from lapse, and is shown in the Policy Specifications.
There is no difference in the calculation of policy values and death benefit between a policy that has the No-Lapse Provision, and a policy that does not. This is true whether or not the No-Lapse Provision is active and keeping the Policy from lapsing.
Availability of the No-Lapse Provision may vary in some states. Where available, there is no charge for this feature. It is only available with death benefit options 1 and 2.
There are three levels of No-Lapse Protection:
1)	a guarantee until the Insured reaches age 100 (must be selected at time of Policy application);
2)	a guarantee for the first 20 Policy Years; and
3)	a guarantee for the first 10 Policy Years.
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Level	Lapse Protection	Provision will terminate upon the earliest of
Age 100	If elected, a payment of the age 100 No-Lapse Premium is due as of the Date of Issue and each Monthly Anniversary Day to guarantee the Policy will not lapse before the Insured reaches age 100. All, or a portion of, the remaining monthly Premiums can be paid in advance at any time.

As long as the sum of all Premium Payments (less any Indebtedness and Partial Surrenders) is at least equal to the sum of the age 100 No-Lapse Premiums since the Date of Issue, the Policy will not lapse until the Insured reaches age 100, even if the Net Accumulation Value is insufficient to meet the Monthly Deductions.	1) the age 100 Premium requirement is not met,
2) there is a change in the death benefit option, or
3) the Insured reaches age 100.

A period of at least 61 days will be granted for the age 100 No-Lapse Premium if on any Monthly Anniversary Day it is determined that the age 100 No-Lapse Premium has not been met. At least 31 days before the end of that period, we will notify you of the amount of Premium necessary to maintain the age 100 No-Lapse Provision.

Once the age 100 No-Lapse Provision is terminated, it cannot be reinstated. However, you may still qualify for either the 20 year or 10 year No-Lapse Provision.
First 20 Policy Years	During the first 20 years the Policy will not lapse, even if the Net Accumulation Value is insufficient to meet the Monthly Deductions, as long as the sum of:

• all Premium Payments (less any Partial Surrenders) accumulated at 4% interest

• minus any Indebtedness

is at least equal to the sum of the 20 year No-Lapse Premiums due since Date of Issue (shown in the Policy Specifications), accumulated at 4% interest.	1) a change in the death benefit option,
2) the Insured reaches age 100, or
3) the beginning of the 21st Policy Year.

Failure to meet the No-Lapse Premium requirement during the first 20 years does not terminate the No-Lapse Provision. Any Premium shortfall can be made up while the Policy is in force or during the Policy’s Grace Period.

Continuing to pay the 20 year No-Lapse Premium beyond the termination of the 20 year No-Lapse Provision does not guarantee that the Policy will not lapse. Payments must be sufficient to cover your Monthly Deductions.

However, you may still qualify for the 10 year No-Lapse Provision.
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Level	Lapse Protection	Provision will terminate upon the earliest of
First 10 Policy Years	During the first 10 years the Policy will not lapse, even if the Net Accumulation Value is insufficient to meet the Monthly Deductions, as long as the sum of:

• all Premium Payments (less any Partial Surrenders) accumulated at 4% interest

• minus any Indebtedness

is at least equal to the sum of the 10 year No-Lapse Premiums due since Date of Issue (shown in the Policy Specifications), accumulated at 4% interest.	1) a change in the death benefit option,
2) the Insured reaches age 100, or
3) the beginning of the 11th Policy Year.

Failure to meet the No-Lapse Premium requirement during the first 10 years does not terminate the No-Lapse Provision. Any Premium shortfall can be made up while the Policy is in force or during the Policy’s Grace Period.

Continuing to pay the 10 year No-Lapse Premium beyond the termination of the 10 year No-Lapse Provision does not guarantee that the Policy will not lapse. Payments must be sufficient to cover your Monthly Deductions.
If you fail to satisfy the requirements for the age 100, 20 year and 10 year No-Lapse Provisions, and you have paid insufficient Premium to cover your Monthly Deductions, the Policy, after notice, and expiration of the Policy’s Grace Period, will lapse.
Your levels of No-Lapse Premiums are shown on the Policy Specifications pages. To determine if you are meeting the cumulative Premium Payment required to retain the No-Lapse Protection, review your most recent quarterly statement or contact our Administrative Office.
If the No-Lapse Provision terminates, the Premiums you must pay to keep the Policy in force may be significantly higher than the No-Lapse Premium would have been. If you pay only the minimum Premium needed to keep the No-Lapse Provision in force, you may be foregoing the potential for increased Accumulation Value that higher Premium Payments could provide.
If you have selected the Supplemental Term Insurance Rider, as described in the Riders section of this prospectus, it will shorten the maximum time for you to keep your No-Lapse protection. If you have chosen the Age 100 No-Lapse Provision, the maximum period will now be the first 20 years or the date the Insured reaches age 100. For the 10 year and 20 year No-Lapse Provisions, the maximum period will now be the first 5 Policy Years.
Your Policy may also include the Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness exceeding the Accumulation Value less the Surrender Charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee. There is no charge for adding this rider to your Policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5.0% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your Policy will be impacted as described in the rider.
Reinstatement of a Lapsed Policy
If the No-Lapse Provision is not in effect, and your Policy has lapsed, you may reinstate your Policy within five years of the Policy Lapse date, provided:
1)	it has not been surrendered;
2)	there is an application for reinstatement in writing;
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3)	satisfactory evidence of insurability of the Insured is furnished to us and we agree to accept the risk for the Insured;
4)	we receive a payment sufficient to keep your Policy in force for at least two months; and
5)	any accrued loan interest is paid and any remaining Indebtedness is either paid or reinstated.
The reinstated Policy will be effective as of the Monthly Anniversary Day after the date on which we approve your application for reinstatement. Surrender Charges will be reinstated as of the Policy Year in which your Policy lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the Policy lapsed plus the Net Premium Payment made less all Monthly Deductions due.
TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.
Taxation of Life Insurance Contracts in General
Tax Status of the Policy.  Section 7702 of the Internal Revenue Code (“Code”) establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under the Guideline Premium Test, which limits Premiums paid depending upon the Insured's age, gender, and risk classification, provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary’s gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the Insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are “adequately diversified” in accordance with U.S. Treasury Department (“Treasury”) regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.
The Code also recognizes a Cash Value Accumulation Test, which does not limit Premiums paid, but requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the Insured’s age, gender, and risk classification. We do not apply this test to the Policy.
Investments in the Separate Account Must be Diversified.  For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered “adequately diversified.”
Restriction on Investment Options.  Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.
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No Guarantees Regarding Tax Treatment.  We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.
Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the death benefit payable from a life insurance policy because of the death of the Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death) which will be includible in the Beneficiary’s income.
Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the Insured’s death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the “investment in the contract.” (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The “investment in the contract” generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.
Policies That Are MECs
Characterization of a Policy as a Modified Endowment Contract (“MEC”).  A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the “7-Pay Test,” a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.
Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, and any monthly charge for additional benefits that are not qualified additional benefits, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.
Penalty Taxes Payable on Withdrawals.  A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.
Special Rules if You Own More than One MEC.  In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the
40

same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.
Policies That Are Not MECs
Tax Treatment of Withdrawals.  If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.
Certain Distributions Required by the Tax Law in the First 15 Policy Years.  Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.
Tax Treatment of Loans.  If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a Policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during your Policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.
Other Considerations
Insured Lives Past Age 100.  If the Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the Insured attains age 100.
Compliance with the Tax Law.  We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the Premium Payments during a Policy Year exceed those permitted by the tax law, we will refund the excess Premiums within 60 days of the end of the Policy Year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the Policy with the federal tax definition of life insurance.
Disallowance of Interest Deductions.  Interest on Policy Loan Indebtedness is not deductible.
If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the Policy may not be deductible
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by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner’s spouse at the time first covered by the Policy.
Employer-Owned Contracts. In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.
Federal Income Tax Withholding.  We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.
Unearned Income Medicare Contribution. Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.
Changes in the Policy or Changes in the Law.  Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Fair Market Value of Your Policy
It is sometimes necessary for tax and other reasons to determine the “value” of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.
Tax Status of Lincoln Life
Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.
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RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.
Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC determines if an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.
LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
FINANCIAL STATEMENTS
The December 31, 2014 financial statements of the Separate Account and the December 31, 2014 consolidated financial statements of the Company are located in the SAI.
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CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).
Contents of the SAI
GENERAL INFORMATION
Lincoln Life
Capital Markets
Registration Statement
Changes of Investment Policy
Principal Underwriter
Disaster Plan
Advertising & Ratings
Unclaimed Property
SERVICES
Independent Registered Public Accounting Firm
Accounting Services
Checkbook Service for Disbursements

POLICY INFORMATION
Case Exceptions
Assignment
Change of Ownership
Beneficiary
Right to Convert Contract
Change of Plan
Settlement Options
Deferral of Payments
Incontestability
Misstatement of Age or Gender
Suicide
ADDITIONAL INFORMATION ABOUT CHARGES
Surrender Charges
PERFORMANCE DATA
FINANCIAL STATEMENTS
Separate Account
Company
The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.
You may request personalized illustrations of death benefits and policy values from your financial advisor without charge.
You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission’s Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC’s Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.
This prospectus, the Underlying Funds' prospectuses, and the SAI are also available on our internet site, www.LincolnFinancial.com
Lincoln Life Flexible Premium Variable Life Account M
1933 Act Registration No. 333-118478
1940 Act Registration No. 811-08557
End of Prospectus
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GLOSSARY OF TERMS
The following terms may appear in your prospectus and are defined below:
7-Pay Test—A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.
1933 Act—The Securities Act of 1933, as amended.
1940 Act—The Investment Company Act of 1940, as amended.
Accumulation Value (Total Account Value)—An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.
Administrative Fee—The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Beneficiary—The person designated to receive the Death Benefit Proceeds.
Cash Value Accumulation Test—A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.
Code—Internal Revenue Code of 1986, as amended.
Cost of Insurance Charge—This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.
Death Benefit Proceeds—The amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.
Fixed Account—An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.
Fixed Account Value—An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.
Full Surrender—The withdrawal of all policy values.
Grace Period—The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.
Guideline Premium Test—A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.
Indebtedness—The sum of all outstanding loans and accrued interest.
Insured—The person on whose life the Policy is issued.
Lapse Notice—Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
Loan Account (Loan Collateral Account)—The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account. The Loan Account is part of our General Account.
Loan Account Value—An amount equal to any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account.
Market Timing Procedures—Policies and procedures from time to time adopted by us as an effort to protect our Owners and the funds from potentially harmful trading activity.
Modified Endowment Contract (MEC)—A life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. If the policy is a MEC, withdrawals from your
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Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.
Monthly Anniversary Day—The Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.
Monthly Deduction—The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.
Net Accumulation Value—An amount equal to the Accumulation Value less the Loan Account Value.
Net Amount at Risk—The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.
Net Premium Payment—An amount equal to the Premium Payment, minus the Premium Load.
Owner—The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.
Partial Surrender—A withdrawal of a portion of your policy values.
Planned Premium—The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.
Policy Anniversary—The same date (month and day) each Policy Year equal to the Policy Date, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.
Policy Date—The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.
Policy Loan—The amount you have borrowed against the Surrender Value of your Policy.
Policy Loan Interest—The charge made by the Company to cover the cost of your borrowing against your Policy.
Policy Lapse—The day on which coverage under the Policy ends as described in the Grace Period.
Policy Month— The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.
Policy Specifications— The pages of the Policy which show your benefits, Premium, costs, and other policy information.
Policy Year—Twelve month period(s) beginning on the Policy Date and extending up to but not including the next Policy Anniversary.
Premium (Premium Payment)—The amount paid to us for a life insurance policy.
Premium Load—A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.
Reduction in Specified Amount—A decrease in the Specified Amount of your Policy.
Right to Examine Period—The period during which the Policy may be returned to us for cancellation.
SAI—Statement of Additional Information.
SEC—The Securities and Exchange Commission.
Separate Account Value (Variable Accumulation Value)—An amount equal to the values in the Sub-Accounts.
Specified Amount (Initial Specified Amount)—The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the “Initial Specified Amount”. The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.
Sub-Account(s)—Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.
Surrender Charge—The charge we may make if you request a Full Surrender of your Policy or request a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
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Surrender Value—An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.
Underlying Fund—The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.
Valuation Day—Each day on which the New York Stock Exchange is open and trading is unrestricted.
Valuation Period—The time between Valuation Days.
Variable Accumulation Unit—A unit of measure used in the calculation of the value of each Sub-Account.
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STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2015
Relating to Prospectus Dated May 1, 2015 for
Lincoln VULCV-IV product
Lincoln Life Flexible Premium Variable Life Account M, Registrant
The Lincoln National Life Insurance Company, Depositor
The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.
A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
or by telephoning (800) 487-1485, and requesting a copy of the Lincoln VULCV-IV product prospectus.
TABLE OF CONTENTS OF THE SAI
1

GENERAL INFORMATION
Lincoln Life
The Lincoln National Life Insurance Company (“Lincoln Life”, “the Company”, “we”, “us”, “our”) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy, are backed by the claims-paying ability of Lincoln Life.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance (“Insurance Department”). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company’s financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.
A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors – the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Registration Statement
A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.
Changes of Investment Policy
We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
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If an Owner objects, his or her Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the Insured. The Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new Policy will not be affected by the investment experience of any separate account. The new Policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current Policy on the date of the conversion.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $157,301,781 in 2014, $121,678,619 in 2013 and $46,545,327 in 2012 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.
Disaster Plan
Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index. The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S& P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track
3

general market performance. S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds. S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased Insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating Beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and Beneficiaries, which would impact claim payments and reserves, among other consequences.
4

SERVICES
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln Life Flexible Premium Variable Life Account M as of December 31, 2014 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2014; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.
Accounting Services
All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.
Checkbook Service for Disbursements
We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary’s name as Owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.
POLICY INFORMATION
Corporate and Group Purchasers and Case Exceptions
This Policy is available for purchase by corporations and other groups or sponsoring organizations on a multiple-life case basis. We reserve the right to reduce Premium Loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the number of lives to be insured, the total Premiums expected to be paid, total assets under management for the Owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the individual Policies and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners invested in the Separate Account.
Assignment
While the Insured is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the
5

sufficiency or validity of any assignment. Any assignment is subject to any Indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such Indebtedness after we have recorded any assignment.
Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the Owner will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.
Change of Ownership
As long as the Insured is living, you may name a new Owner by recording a change in ownership in writing at our Administrative Office. The change will be effective as of the date of the latest signature in Good Order. We may require that the Policy be submitted to us for endorsement before making a change.
Beneficiary
The Beneficiary is initially designated on the application and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.
You may change the Beneficiary at any time while the Insured is living, except when we have recorded an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has not reserved the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will be effective as of the date of the latest signature in Good Order.
If any Beneficiary dies before the Insured, the Beneficiary’s potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to the Company. If no named Beneficiary survives the Insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.
Right to Convert Contract
You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future Premium Payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, attained age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a Partial Surrender. The minimum period will increase if you choose to decrease the Specified Amount, make additional Premium Payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.
Change of Plan
Your Policy may be exchanged for another issued by the Company only if the Company consents to the exchange and all requirements for the exchange, as determined by the Company, are met. Your request for exchange must be in writing.
Settlement Options
You may elect or change a settlement option while the Insured is alive. If you have not irrevocably selected a settlement option, the Beneficiary may elect to change the settlement option within 90 days after the Insured dies. If no settlement option is selected, the Death Benefit Proceeds will be paid in a lump sum.
If you assign your Policy as collateral security, we will pay any amount due the assignee in one lump sum. We will pay any remaining Death Benefit Proceeds as elected.
6

Your written request to elect, change, or revoke a settlement option must be received in our Administrative Office before payment of the lump sum or any settlement option is initiated. The first payment of the settlement option selected will become payable on the date proceeds are settled. Payments after the first payment will be made on the first day of each month. Once payments have begun, the Policy cannot be surrendered and neither the payee nor the settlement option may be changed.
You have at least four settlement options:
1)	an annuity for the lifetime of the payee;
2)	an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months;
3)	monthly payments for a stated number of years, at least five but no more than thirty; or
4)	payment of a maximum of 3% interest annually on the sum left on deposit.
We may offer you or your Beneficiary additional settlement options in the future.
Deferment of Payments
Amounts payable as a result of loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.
Incontestability
The Company will not contest your Policy or payment of the Death Benefit proceeds based on the Initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase (in accordance with state law).
Misstatement of Age or Gender
If the age or gender of the Insured has been misstated, benefits will be adjusted based on the following values:
1)	the net amount at risk at the time of the Insured’s death;
2)	the ratio of the monthly cost of insurance applied in the Policy Month of death to the monthly cost of insurance that should have been applied at the true age and gender in the Policy Month of death; and
3)	the Accumulation Value at the time of the Insured’s death.
The amount of Death Benefit Proceeds will be 1. multiplied by 2. and then the result added to 3.
Suicide
If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.
7

ADDITIONAL INFORMATION ABOUT CHARGES
Surrender Charges
The initial maximum Surrender Charge is calculated as (a) plus (b), with that result not to exceed (c), minus (d), where
(a)	is 1.25 times the current rate net level Premium for the Specified Amount of insurance, calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest;
(b)	is $10 per $1000 of Specified Amount;
(c)	is $50 per $1000 of Specified Amount; and
(d)	is $60.
Algebraically, this formula is equivalent to Min{a+b,c} –d.
The maximum Surrender Charge decreases from its initial amount during the first 15 years. In general terms, the initial maximum Surrender Charge is amortized in proportion to a 20 year life contingent annuity due. In formulas, the maximum Surrender Charge at a point in time “t” years after issue is (a) times (b), where
(a)	is the initial maximum Surrender Charge; and
(b)	is the ratio of a life contingent annuity due beginning at time t and ending 20 years after issue, divided by a life contingent annuity due beginning at issue and ending 20 years after issue, both calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest.
The actual Surrender Charge may be less than the maximum Surrender Charge, and is included in each policy. No Surrender Charge is applied in the 16th Policy Year or beyond.
PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.
Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy’s expenses.
Data reflects:
•	an annual reduction for fund management fees and expenses, and
•	a policy level mortality and expense charge applied on a daily equivalent basis, but
•	no deductions for additional policy expenses (i.e., Premium Loads, Administrative Fees, and Cost of Insurance Charges), which, if included, would have resulted in lower performance.
These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.
Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.
The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.
Money Market Sub-Account:
The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the
8

investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
The Money Market Sub-Account’s return is determined by:
a)	calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then
b)	dividing this figure by the unit value at the beginning of the period; then
c)	annualizing this result by the factor of 365/7.
Other Sub-Accounts:
The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:
P(1 + T)n = ERV
Where:	P = a hypothetical initial purchase payment of $1,000
T = average annual total return for the period in question
N = number of years
ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)
The formula assumes that:
(1)	all recurring fees have been charged to the Owner’s accounts; and
(2)	there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.
In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an “N/A”.
FINANCIAL STATEMENTS
The December 31, 2014 financial statements of the Separate Account and the December 31, 2014 consolidated financial statements of the Company follow.
9

The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2014 and 2013

0

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder of

The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2014 and 2013, and the related consolidated statements of comprehensive income (loss), stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2014.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  We were not engaged to perform an audit of the Company’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2014 and 2013, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2014, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

April 1, 2015

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2014	2013
ASSETS
Investments:
Available-for-sale securities, at fair value:
Fixed maturity securities (amortized cost: 2014 – $78,039; 2013 – $75,585)	$85,421	$79,178
Variable interest entities’ fixed maturity securities (amortized cost: 2014 – $587; 2013 – $682)	598	697
Equity securities (cost: 2014 – $216; 2013 – $182)	231	201
Trading securities	1,966	2,190
Mortgage loans on real estate	7,387	7,029
Real estate	14	26
Policy loans	2,645	2,651
Derivative investments	1,763	617
Other investments	1,551	1,208
Total investments	101,576	93,797
Cash and invested cash	3,224	630
Deferred acquisition costs and value of business acquired	8,155	8,859
Premiums and fees receivable	480	424
Accrued investment income	1,016	1,002
Reinsurance recoverables	6,926	7,075
Reinsurance related embedded derivatives	-	159
Funds withheld reinsurance assets	655	781
Goodwill	2,273	2,273
Other assets	3,940	5,373
Separate account assets	125,265	117,135
Total assets	$253,510	$237,508

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$19,225	$17,627
Other contract holder funds	74,561	73,530
Short-term debt	2	51
Long-term debt	2,662	2,600
Reinsurance related embedded derivatives	109	-
Funds withheld reinsurance liabilities	4,441	3,111
Deferred gain on business sold through reinsurance	220	297
Payables for collateral on investments	4,311	2,865
Variable interest entities’ liabilities	13	27
Other liabilities	5,804	5,421
Separate account liabilities	125,265	117,135
Total liabilities	236,613	222,664

Contingencies and Commitments (See Note 14)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	10,652	10,636
Retained earnings	3,066	2,778
Accumulated other comprehensive income (loss)	3,179	1,430
Total stockholder’s equity	16,897	14,844
Total liabilities and stockholder’s equity	$253,510	$237,508

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2014	2013	2012
Revenues
Insurance premiums	$2,371	$2,339	$2,290
Fee income	4,608	4,008	3,626
Net investment income	4,648	4,561	4,551
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(25)	(75)	(242)
Portion of loss recognized in other comprehensive income	10	10	103
Net other-than-temporary impairment losses on securities recognized in earnings	(15)	(65)	(139)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(509)	122	16
Total realized gain (loss)	(524)	57	(123)
Amortization of deferred gain on business sold through reinsurance	69	69	77
Other revenues	867	426	396
Total revenues	12,039	11,460	10,817
Expenses
Interest credited	2,492	2,468	2,424
Benefits	4,354	3,613	2,939
Commissions and other expenses	3,876	3,526	3,838
Interest and debt expense	103	93	110
Total expenses	10,825	9,700	9,311
Income (loss) before taxes	1,214	1,760	1,506
Federal income tax expense (benefit)	220	431	344
Net income (loss)	994	1,329	1,162
Other comprehensive income (loss), net of tax:
Unrealized gain (loss) on available-for-sale securities	1,610	(2,355)	1,071
Unrealized other-than-temporary impairment on available-for-sale securities	20	27	(2)
Unrealized gain (loss) on derivative instruments	122	(96)	(31)
Funded status of employee benefit plans	(3)	(6)	2
Total other comprehensive income (loss), net of tax	1,749	(2,430)	1,040
Comprehensive income (loss)	$2,743	$(1,101)	$2,202

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2014	2013	2012

Common Stock
Balance as of beginning-of-year	$10,636	$10,620	$10,605
Stock compensation/issued for benefit plans	16	16	15
Balance as of end-of-year	10,652	10,636	10,620

Retained Earnings
Balance as of beginning-of-year	2,778	2,089	1,532
Net income (loss)	994	1,329	1,162
Dividends declared	(706)	(640)	(605)
Balance as of end-of-year	3,066	2,778	2,089

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	1,430	3,860	2,820
Other comprehensive income (loss), net of tax	1,749	(2,430)	1,040
Balance as of end-of-year	3,179	1,430	3,860
Total stockholder’s equity as of end-of-year	$16,897	$14,844	$16,569

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2014	2013	2012
Cash Flows from Operating Activities
Net income (loss)	$994	$1,329	$1,162
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	(535)	(539)	(283)
Trading securities purchases, sales and maturities, net	310	131	202
Change in premiums and fees receivable	(56)	(42)	27
Change in accrued investment income	(14)	(16)	(37)
Change in future contract benefits and other contract holder funds	1,407	(232)	(1,277)
Change in reinsurance related assets and liabilities	(960)	68	1,438
Change in federal income tax accruals	48	437	208
Realized (gain) loss	524	(57)	123
Amortization of deferred gain on business sold through reinsurance	(69)	(69)	(77)
Proceeds from reinsurance recapture	422	-	-
Change in cash management agreement investment	329	(29)	(359)
Other	249	(85)	(72)
Net cash provided by (used in) operating activities	2,649	896	1,055

Cash Flows from Investing Activities
Purchases of available-for-sale securities	(8,306)	(11,002)	(11,021)
Sales of available-for-sale securities	1,120	954	1,098
Maturities of available-for-sale securities	4,984	5,952	5,757
Purchases of other investments	(5,013)	(2,481)	(2,112)
Sales or maturities of other investments	4,411	2,494	2,009
Increase (decrease) in payables for collateral on investments	1,446	(1,256)	374
Proceeds (outflows) from business ceded, recaptured and novated	(3)	(22)	35
Other	(82)	(95)	(130)
Net cash provided by (used in) investing activities	(1,443)	(5,456)	(3,990)

Cash Flows from Financing Activities
Issuance of long-term debt, net of issuance costs	-	311	-
Issuance (decrease) in short-term debt	(49)	23	18
Proceeds from sales leaseback transaction	83	-	-
Deposits of fixed account values, including the fixed portion of variable	10,363	10,466	10,667
Withdrawals of fixed account values, including the fixed portion of variable	(5,775)	(5,230)	(5,618)
Transfers to and from separate accounts, net	(2,509)	(3,001)	(2,091)
Common stock issued for benefit plans and excess tax benefits	(19)	(17)	(2)
Dividends paid to common and preferred stockholders	(706)	(640)	(605)
Net cash provided by (used in) financing activities	1,388	1,912	2,369

Net increase (decrease) in cash and invested cash	2,594	(2,648)	(566)
Cash and invested cash as of beginning-of-year	630	3,278	3,844
Cash and invested cash as of end-of-year	$3,224	$630	$3,278

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana.  We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York (“LLANY”). We also own several non-insurance companies, including Lincoln Financial Distributors and Lincoln Financial Advisors, LNC’s wholesaling and retailing business units, respectively.  LNL’s principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels.  LNL is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 23 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary.  Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method.  All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes.  A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest.  We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders.  We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE.  If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain invested assets and derivatives, other-than-temporary impairment (“OTTI”) and asset valuation allowances, deferred acquisition costs (“DAC”),  value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”),

we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

•

Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.    For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.    For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
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Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

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State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

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Hybrid and redeemable preferred and equity securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary.  For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an OTTI has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as “debt securities”), we generally consider the following to determine whether our unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income (“OCI”) to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
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The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
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Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Trading Securities

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance (“Modco”) and coinsurance with funds withheld (“CFW”) reinsurance arrangements.  Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements.  Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Alternative Investments

Alternative investments, which consist primarily of investments in limited partnerships (“LPs”), are included in other investments on our Consolidated Balance Sheets.    We account for our investments in LPs using the equity method to determine the carrying value.  Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners.  As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay.  In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year.  Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received.  This liability is included within payables for collateral on investments on our Consolidated Balance Sheets.  Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate.  As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans.  We believe all of the loans in our portfolio share three primary risks:  borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio.  Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.  Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan.  Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.  Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis.  Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted.  After the grace period expiration that may last up to 10 days, we send a default notice.  The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectable are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses.  All mortgage loans that are impaired have an established allowance for credit losses.  Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Real Estate

Real estate includes both real estate held for the production of income and real estate held-for-sale.  Real estate held for the production of income is carried at cost less accumulated depreciation.  Depreciation is calculated on a straight-line basis over the estimated useful life of the asset.  We periodically review properties held for the production of income for impairment.  Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.  Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale.  Real estate is not depreciated while it is classified as held-for-sale.  Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.”  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged:  as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments.  When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes.  The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”),  variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 30 to 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 13 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that ranges from 7 to 77 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.  These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, because there is a right of offset.  All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists.  Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premiums, benefits and DAC are reported net of insurance ceded.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors.  We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units, if qualitative factors determine it is necessary to complete the two-step goodwill impairment test.  The results of one test on one reporting unit cannot subsidize the results of another reporting unit.  In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit.  If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required.  If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required.  In Step 2, the implied fair value of goodwill is determined for the reporting unit.  The reporting unit’s fair value as determined in Step 1 is assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test.  If the implied fair value of the reporting unit’s goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issue costs, assets under capital leases, guaranteed living benefit (“GLB”) reserves embedded derivatives, other prepaid expenses and deferred losses on business sold through reinsurance.  Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds, obligations under capital leases and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.  Federal Communications Commission (“FCC”) licenses acquired through business combinations are not amortized.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to capital leases.  These assets under capital leases are depreciated in a manner consistent with our current depreciation policy for owned assets.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We completed reinsurance transactions in 2012 and 2014 whereby we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), a wholly-owned subsidiary of LNC.  We are recognizing the losses related to these transactions over a period of 30 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit (“GDB”), guaranteed withdrawal benefit (“GWB”) and guaranteed income benefit (“GIB”) features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary (“anniversary contract value”).

As discussed in Note 7, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 46 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 13.50%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2014 and 2013, participating policies comprised approximately 1% of the face amount of insurance in force, and dividend expenses were $64 million, $62 million and $71 million for the years ended December 31, 2014,  2013 and 2012, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Borrowed Funds

LNL’s short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.  Long-term borrowings have contractual or expected maturities greater than one year.

Deferred Gain on Business Sold Through Reinsurance

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. (“Swiss Re”) in December 2001 through a series of indemnity reinsurance transactions.  We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

We completed a reinsurance transaction in 2009 whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company.  We are recognizing the gain related to this transaction over a period of 15 years.

We completed reinsurance transactions in 2012 and 2013 whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  We are recognizing the gains related to these transactions over a period of 30 years.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL, VUL and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group non-medical insurance products consist primarily of term life, disability and dental.

Net Investment Income

Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for OTTI of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of proceeds from reinsurance recaptures, fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments and communications sales recognized as earned, net of agency and representative commissions.

Interest Credited

Interest credited includes interest credited to contract holder account balances.  Interest crediting rates associated with funds invested in our general account during 2012 through 2014 ranged from 1% to 10%.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.  In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

We file a U.S. consolidated income tax return with LNC and its eligible subsidiaries.  Ineligible subsidiaries file separate individual corporate tax returns.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.  Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance.  In evaluating the need for a valuation allowance, we consider many factors, including:  the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

Discontinued Operations

As of October 1, 2014, the results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in income (loss) from discontinued operations, net of federal income taxes, if the disposal represents a strategic shift that has, or will have, a major effect on our consolidated financial condition and results of operations.  See Note 2 for more information regarding the change to our discontinued operations policy.

2.    New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new Accounting Standard Updates (“ASUs”) issued by the FASB and the impact of the adoption on our financial statements:

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2011-06, Fees Paid to the Federal Government by Health Insurer

This standard addresses the recognition and classification of fees mandated by the Patient Protection and Affordable Care Act.  The annual fee is imposed on health insurers for each calendar year beginning on or after January 1, 2014, and is payable no later than September 30 of the applicable year.  If a fee payment is required, the insurer is required to record the liability in full with a corresponding deferred cost that is amortized to expense using a straight-line method of allocation over the applicable year.  The ASU indicates that the annual fee does not meet the definition of an acquisition cost.

		January 1, 2014	The amendments in this ASU did not have a material effect on our consolidated financial condition and results of operations.
ASU 2013-08, Amendments to the Scope, Measurement, and Disclosure Requirements (Topic 946, Investment Companies)

This standard provides comprehensive accounting guidance for assessing whether an entity is an investment company through the use of a new two-tiered approach; considering the entity’s purpose and design to determine whether the entity is an investment company.  Upon adoption, all entities must be re-evaluated against the new investment company criteria to determine if investment company classification is permitted.

		January 1, 2014	The adoption of this ASU did not have an effect on our consolidated financial condition and results of operations.
ASU 2013-11, Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists

This standard requires an entity to present unrecognized tax benefits as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward.  The standard defines specific exceptions when the unrecognized tax benefit should be presented in the financial statements as a liability and not combined with deferred tax assets.

		January 1, 2014	The adoption of this ASU did not have an effect on the deferred tax asset or liability classification on our balance sheet and did not result in any additional disclosures to our financial statements.
ASU 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity

This standard changes the requirements for reporting discontinued operations.  The disposal of a component of an entity must be reported as a discontinued operation if the disposal represents a strategic shift that has a major effect on an entity’s operations and financial results.  The amendments also require entities to provide new disclosures about a disposal of an individually significant component of an entity that does not qualify for discontinued operations presentation.  Early adoption is permitted, but only for disposals that have not been reported in financial statements previously issued or available for issuance.

		Early adopted as of October 1, 2014	We applied the guidance in this standard to the sale of Lincoln Financial Media (“LFM”) in the fourth quarter of 2014. For more information regarding the sale of LFM, see Note 3.

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-01, Accounting for Investments in Qualified Affordable Housing Projects

Under current GAAP, the use of the effective yield method for investments in qualified affordable housing projects is limited, and may result in certain investments being accounted for under a method of accounting that may not fairly represent the economics of the investment.  This standard permits an entity to make an accounting policy election to use the proportional amortization method of accounting if certain conditions are met.  The amendments are to be applied retrospectively for interim and annual reporting periods.

		January 1, 2015	We are currently evaluating the impact of adopting this standard, and do not expect the adoption to have a material effect on our consolidated financial condition and results of operations.
ASU 2014-09, Revenue from Contracts with Customers

This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services.  The amendments define a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity’s performance obligation.  Retrospective application is required, and early adoption is not permitted.

January 1, 2017

We will adopt the accounting guidance in this standard for non-insurance related products and services, and are currently evaluating the impact of adoption on our consolidated financial condition and results of operations.

ASU 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings and Disclosures

This standard eliminates a distinction in current GAAP related to certain repurchase agreements, and amends current GAAP to require repurchase-to-maturity transactions and linked repurchase financings to be accounted for as secured borrowings; consistent with the accounting for other repurchase agreements.  The standard also includes new disclosure requirements related to transfers accounted for as sales that are economically similar to repurchase agreements.  The new disclosures are not required for comparative periods before the effective date.

January 1, 2015

We are currently evaluating the impact of adopting this standard on our consolidated financial condition and results of operations and will provide the required disclosures, as necessary, in our 2015 consolidated financial statements.

ASU 2014-16, Determining Whether the Host Contract in a Hybrid Financial Instrument Issued in the Form of a Share Is More Akin to Debt or to Equity

This standard clarifies that when considering the nature of the host contract in a hybrid financial instrument issued in the form of a share; an entity must consider all of the stated and implied substantive terms of the hybrid instrument, including the embedded derivative feature that is being considered for separate accounting from the host contract.  Early adoption of this standard is permitted and application is under a modified retrospective basis to existing hybrid financial instruments that are within the scope of the standard.

		January 1, 2016	We are currently evaluating the impact of adopting this standard on our consolidated financial condition and results of operations.
ASU 2015-02, Amendments to the Consolidation Analysis

This standard is intended to improve consolidation accounting guidance related to LPs, limited liability corporations and securitization structures.  The new standard includes changes to existing consolidation models that will eliminate the presumption that a general partner should consolidate a LP, clarify when fees paid to a decision maker should be a factor in the VIE consolidation evaluation and reduce the VIE consolidation models from two to one by eliminating the indefinite deferral for certain investment funds.  Early adoption is permitted including adoption in an interim period.

		January 1, 2016	We are currently evaluating the impact of adopting this standard on our consolidated financial condition and results of operations.

3.  Dispositions

LFM

On December 7, 2014, we entered into a stock purchase agreement with Entercom Communications Corp. (“Entercom Parent”) and Entercom Radio, LLC (“Entercom”), pursuant to which we agreed to sell LFM to Entercom for $105 million consisting of cash and perpetual cumulative convertible preferred stock of Entercom Parent.  The transaction is subject to FCC, Hart-Scott-Rodino (“H-S-R”) and other customary regulatory approvals and closing conditions.  As a result of a request for additional information under the H-S-R Act, closing may be delayed beyond the second quarter of 2015.

As of December 31, 2014, we adjusted the carrying amount of the assets and liabilities of LFM that will be sold to fair value less cost to sell and have reclassified such amounts as held-for-sale within other assets and other liabilities on our Consolidated Balance Sheets.  Accordingly, we recognized a loss of $28 million, after-tax, during the fourth quarter of 2014 reflected within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss).

4.  Business Ceded, Recaptured and Novated

Business Ceded

We completed a reinsurance transaction during 2014 whereby we ceded a block of business to LNBAR that resulted in the release of $64 million of capital previously supporting a portion of statutory reserves related to our Worksite UL business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(1)
DAC and VOBA	(12)
Reinsurance recoverables	3
Other assets (deferred loss on business sold through reinsurance)	9
Total assets	$(1)

Liabilities
Other liabilities	(1)
Total liabilities	$(1)

We completed a reinsurance transaction during 2014 whereby we ceded an additional block of business to LNBAR that resulted in the release of $28 million of capital previously supporting a portion of statutory reserves related to our UL/survivorship UL (“SUL”) business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(2)
DAC and VOBA	(8)
Reinsurance recoverables	5
Other assets (deferred loss on business sold through reinsurance)	1
Total assets	$(4)

Liabilities
Other contract holder funds	$(2)
Other liabilities	(2)
Total liabilities	$(4)

We completed reinsurance transactions during 2013 whereby we ceded blocks of business to LNBAR that resulted in the release of $196 million of capital previously supporting a portion of statutory reserves related to our UL/SUL business.  The following summarizes the effect of these transactions (in millions) on our Consolidated Balance Sheets as of December 31, 2013:

Assets
Cash and invested cash	$(22)
DAC and VOBA	(65)
Reinsurance recoverables	76
Total assets	$(11)

Liabilities
Other contract holder funds	$(7)
Deferred gain on business sold through reinsurance	18
Other liabilities	(22)
Total liabilities	$(11)

We completed a reinsurance transaction during 2012 whereby we ceded a block of business to LNBAR that resulted in the release of $164 million of capital previously supporting a portion of statutory reserves related to our Duet/Legend business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:

Assets
Cash and invested cash	$(32)
DAC and VOBA	(148)
Reinsurance recoverables	547
Total assets	$367

Liabilities
Other contract holder funds	$(44)
Deferred gain on business sold through reinsurance	(233)
Funds withheld reinsurance liabilities	676
Other liabilities	(32)
Total liabilities	$367

Business Recaptured

We completed a reinsurance transaction during 2014 whereby we entered into an agreement to recapture certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer.  As part of this agreement, we received cash consideration of $500 million, of which $78 million represented reimbursement for prepaid reinsurance premiums related to the recaptured treaties.  We recognized a one-time gain of $57 million, after-tax, related to this recapture with the remaining difference between the proceeds and the gain being driven primarily by increases in reserves of $226 million and a reduction of DAC of $123 million.

We completed a reinsurance transaction during 2012 whereby we recaptured a block of secondary guaranteed UL business previously ceded to LNBAR.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss) as of and for the year ended December 31, 2012:

Assets
Cash and invested cash	$119
Other assets	(34)
Total assets	$85

Liabilities
Reinsurance related embedded derivatives	$39
Other liabilities	45
Total liabilities	$84

Revenues and Expenses
Benefits	$290
Commissions and other expenses	(289)
Net income (loss)	$1

Business Novated

We completed a reinsurance transaction during 2012 whereby Lincoln Reinsurance Company of Vermont II (“LRCVII”) novated SUL business to LNBAR.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:

Assets
Cash and invested cash	$(52)
Total assets	$(52)

Liabilities
Reinsurance related embedded derivatives	$(18)
Deferred gain on business sold through reinsurance	8
Long-term debt	(500)
Funds withheld reinsurance liabilities	500
Other liabilities	(16)
Total liabilities	$(26)

Revenue and Expenses
Net investment income	$(13)
Benefits	13
Net income (loss)	$(26)

5.  VIE

Consolidated VIEs

Credit-Linked Notes

We have invested in the Class 1 notes of two credit-linked note (“CLN”) structures, which represent special purpose trusts combining ABS with credit default swaps to produce multi-class structured securities.  The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures.  The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest.  We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolios underlying the credit default swaps.  In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures.  As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs.  We reflect the assets and liabilities on our Consolidated Balance Sheets and recognize the results of operations of these VIEs on our Consolidated Statements of Comprehensive Income (Loss).

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures.  The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio.  The contingent forward contracts transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2014:

	Amount and Date of Issuance
	$400	$200
	December	April
	2006	2007
Original attachment point (subordination)	5.50%	2.05%
Current attachment point (subordination)	4.21%	1.48%
Maturity	12/20/2016	3/20/2017
Current rating of tranche	BBB-	Ba2
Current rating of underlying reference obligations	AA - BB	AAA - CCC
Number of defaults in underlying reference obligations	3	2
Number of entities	123	99
Number of countries	20	21

There has been no event of default on the CLNs themselves.  Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions.  Similar to other debt market instruments, our maximum principal loss is limited to our original investment.

The following summarizes the exposure of the CLN structures’ underlying reference obligations by industry and rating as of December 31, 2014:

	AAA	AA	A	BBB	BB	B	CCC	Total
Industry
Financial intermediaries	0.0%	2.1%	6.4%	2.1%	0.0%	0.0%	0.0%	10.6%
Telecommunications	0.0%	0.0%	3.5%	6.1%	1.4%	0.0%	0.0%	11.0%
Oil and gas	0.3%	2.1%	1.3%	4.3%	0.0%	0.0%	0.0%	8.0%
Utilities	0.0%	0.0%	2.6%	2.0%	0.0%	0.0%	0.0%	4.6%
Chemicals and plastics	0.0%	0.0%	2.3%	1.2%	0.3%	0.0%	0.0%	3.8%
Drugs	0.3%	2.2%	1.2%	0.0%	0.0%	0.0%	0.0%	3.7%
Retailers (except food
and drug)	0.0%	0.0%	2.1%	0.9%	0.5%	0.0%	0.0%	3.5%
Industrial equipment	0.0%	0.0%	2.1%	0.7%	0.0%	0.0%	0.0%	2.8%
Sovereign	0.0%	0.7%	1.6%	1.0%	0.0%	0.0%	0.0%	3.3%
Conglomerates	0.0%	2.3%	0.9%	0.0%	0.0%	0.0%	0.0%	3.2%
Forest products	0.0%	0.0%	0.5%	1.1%	1.4%	0.0%	0.0%	3.0%
Other	0.0%	4.7%	14.2%	17.5%	5.5%	0.3%	0.3%	42.5%
Total	0.6%	14.1%	38.7%	36.9%	9.1%	0.3%	0.3%	100.0%

Statutory Trust Note

In August 2011, we purchased a $100 million note issued by a statutory trust (“Issuer”) in a private placement offering.  The proceeds were used by the Issuer to purchase U.S. government bonds to be held as collateral assets supporting an excess mortality swap.  We concluded that the Issuer of the note was a VIE and that we were the primary beneficiary.  We consolidated all of the assets and liabilities of the Issuer on our Consolidated Balance Sheets as of August 1, 2011.

On December 16, 2013, the excess mortality swap underlying this VIE was terminated as a result of a cancellation event under the associated swap agreement.  Subsequently, the U.S. government bonds were redeemed on January 6, 2014, and our $100 million note issued by the statutory trust was cancelled.    The combination of these two events, under the direction of LNC and its counterparty, has provided for the dissolution of this VIE effective January 6, 2014.  As such, we no longer have any exposure to loss related to this VIE.

Asset and liability information (dollars in millions) for the consolidated VIEs included on our Consolidated Balance Sheets was as follows:

	As of December 31, 2014			As of December 31, 2013
	Number			Number
	of	Notional	Carrying	of	Notional	Carrying
	Instruments	Amounts	Value	Instruments	Amounts	Value
Assets
Fixed maturity securities:
Asset-backed credit card loans	N/A	$-	$598	N/A	$-	$595
U.S. government bonds	N/A	-	-	N/A	-	102
Total assets (1)	-	$-	$598	-	$-	$697

Liabilities
Non-qualifying hedges:
Credit default swaps	2	$600	$13	2	$600	$27
Contingent forwards	2	-	-	2	-	-
Total liabilities (2)	4	$600	$13	4	$600	$27

(1)	Reported in variable interest entities’ fixed maturity securities on our Consolidated Balance Sheets.
(2)	Reported in variable interest entities’ liabilities on our Consolidated Balance Sheets.

For details related to the fixed maturity AFS securities for these VIEs, see Note 6.

As described more fully in Note 1, we regularly review our investment holdings for OTTI.  Based upon this review, we believe that the AFS fixed maturity securities were not other-than-temporarily impaired as of December 31, 2014.

The gains (losses) for the consolidated VIEs (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended
	December 31,
	2014	2013
Non-Qualifying Hedges
Credit default swaps	$14	$101
Contingent forwards	-	-
Total non-qualifying hedges (1)	$14	$101

(1)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

Unconsolidated VIEs

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager.  These structured securities include our RMBS, CMBS, CLOs and CDOs.  We have not provided financial or other support with respect to these VIEs other than our original investment.  We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits.  Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments.  We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets.  For information about these structured securities, see Note 6.

Qualified Affordable Housing Projects

We invest in certain LPs that operate qualified affordable housing projects that we concluded are VIEs.  We receive returns from the LPs in the form of income tax credits, and our exposure to loss is limited to the capital we invest in the LPs.  We are not the primary beneficiary of these VIEs as we do not have the power to direct the most significant activities of the LPs.  Our maximum exposure to loss was $60 million and $77 million as of December 31, 2014 and 2013, respectively.

6.  Investments

AFS Securities

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

	As of December 31, 2014
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI	Value
Fixed maturity securities:
Corporate bonds	$67,000	$6,495	$398	$42	$73,055
ABS	1,037	82	2	39	1,078
U.S. government bonds	339	51	-	-	390
Foreign government bonds	468	68	-	-	536
RMBS	3,797	256	3	17	4,033
CMBS	532	25	-	10	547
CLOs	374	3	2	-	375
State and municipal bonds	3,628	855	4	-	4,479
Hybrid and redeemable preferred securities	864	104	40	-	928
VIEs' fixed maturity securities	587	11	-	-	598
Total fixed maturity securities	78,626	7,950	449	108	86,019
Equity securities	216	16	1	-	231
Total AFS securities	$78,842	$7,966	$450	$108	$86,250

	As of December 31, 2013
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI	Value
Fixed maturity securities:
Corporate bonds	$64,257	$4,189	$1,109	$43	$67,294
ABS	1,166	58	32	45	1,147
U.S. government bonds	314	25	14	-	325
Foreign government bonds	498	45	1	-	542
RMBS	3,939	244	9	30	4,144
CMBS	686	33	4	17	698
CLOs	232	-	1	6	225
State and municipal bonds	3,549	302	27	-	3,824
Hybrid and redeemable preferred securities	944	86	51	-	979
VIEs' fixed maturity securities	682	15	-	-	697
Total fixed maturity securities	76,267	4,997	1,248	141	79,875
Equity securities	182	19	-	-	201
Total AFS securities	$76,449	$5,016	$1,248	$141	$80,076

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2014, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$2,188	$2,237
Due after one year through five years	16,990	18,321
Due after five years through ten years	21,950	22,861
Due after ten years	32,795	37,645
Subtotal	73,923	81,064
MBS	4,329	4,580
CLOs	374	375
Total fixed maturity AFS securities	$78,626	$86,019

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2014
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$4,636	$202	$4,291	$238	$8,927	$440
ABS	94	1	310	40	404	41
RMBS	417	7	238	13	655	20
CMBS	121	-	19	10	140	10
CLOs	110	1	69	1	179	2
State and municipal bonds	6	-	26	4	32	4
Hybrid and redeemable
preferred securities	29	-	176	40	205	40
Total fixed maturity securities	5,413	211	5,129	346	10,542	557
Equity securities	37	1	-	-	37	1
Total AFS securities	$5,450	$212	$5,129	$346	$10,579	$558

Total number of AFS securities in an unrealized loss position						990

	As of December 31, 2013
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$16,457	$998	$915	$154	$17,372	$1,152
ABS	163	6	318	71	481	77
U.S. government bonds	151	14	-	-	151	14
Foreign government bonds	69	1	-	-	69	1
RMBS	455	15	259	24	714	39
CMBS	109	7	43	14	152	21
CLOs	136	3	50	4	186	7
State and municipal bonds	359	20	24	7	383	27
Hybrid and redeemable
preferred securities	58	6	195	45	253	51
Total fixed maturity securities	17,957	1,070	1,804	319	19,761	1,389
Equity securities	-	-	-	-	-	-
Total AFS securities	$17,957	$1,070	$1,804	$319	$19,761	$1,389

Total number of AFS securities in an unrealized loss position						1,449

For information regarding our investments in VIEs, see Note 5.

We perform detailed analysis on the AFS securities backed by pools of residential and commercial mortgages that are most at risk of impairment based on factors discussed in Note 1.  Selected information for these securities in a gross unrealized loss position (in millions) was as follows:

	As of December 31, 2014
	Amortized	Fair	Unrealized
	Cost	Value	Loss
Total
AFS securities backed by pools of residential mortgages	$1,057	$997	$60
AFS securities backed by pools of commercial mortgages	150	140	10
Total	$1,207	$1,137	$70

Subject to Detailed Analysis
AFS securities backed by pools of residential mortgages	$929	$871	$58
AFS securities backed by pools of commercial mortgages	13	12	1
Total	$942	$883	$59

	As of December 31, 2013
	Amortized	Fair	Unrealized
	Cost	Value	Loss
Total
AFS securities backed by pools of residential mortgages	$1,198	$1,087	$111
AFS securities backed by pools of commercial mortgages	193	169	24
Total	$1,391	$1,256	$135

Subject to Detailed Analysis
AFS securities backed by pools of residential mortgages	$871	$774	$97
AFS securities backed by pools of commercial mortgages	29	23	6
Total	$900	$797	$103

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2014
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$48	$19	$-	12
Six months or greater, but less than nine months	8	7	-	3
Twelve months or greater	239	70	59	82
Total	$295	$96	$59	97

	As of December 31, 2013
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$1	$-	$-	4
Six months or greater, but less than nine months	7	3	-	1
Nine months or greater, but less than twelve months	56	18	-	4
Twelve months or greater	340	89	81	92
Total	$404	$110	$81	101

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities decreased $831 million for the year ended December 31, 2014.  As discussed further below, we believe the unrealized loss position as of December 31, 2014, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2014, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2014,  the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2014, the unrealized losses associated with our MBS and ABS were attributable primarily to collateral losses and credit spreads.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each temporarily impaired security.

As of December 31, 2014, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$378	$402	$380
Increases attributable to:
Credit losses on securities for which an OTTI was not previously recognized	4	37	98
Credit losses on securities for which an OTTI was previously recognized	15	40	59
Decreases attributable to:
Securities sold, paid down or matured	(37)	(101)	(135)
Balance as of end-of-year	$360	$378	$402

During 2014,  2013 and 2012, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

Details of the amount of credit loss of OTTI recognized in net income (loss) for which a portion related to other factors was recognized in OCI (in millions), were as follows:

	As of December 31, 2014
		Gross Unrealized			OTTI in
	Amortized		Losses and	Fair	Credit
	Cost	Gains	OTTI	Value	Losses
Corporate bonds	$38	$5	$9	$34	$20
ABS	217	31	22	226	101
RMBS	417	24	7	434	180
CMBS	46	4	10	40	59
Total	$718	$64	$48	$734	$360

	As of December 31, 2013
		Gross Unrealized			OTTI in
	Amortized		Losses and	Fair	Credit
	Cost	Gains	OTTI	Value	Losses
Corporate bonds	$53	$-	$16	$37	$32
ABS	199	18	32	185	94
RMBS	513	17	17	513	175
CMBS	34	3	12	25	77
Total	$799	$38	$77	$760	$378

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2014	2013
Fixed maturity securities:
Corporate bonds	$1,434	$1,650
ABS	32	33
U.S. government bonds	278	272
Foreign government bonds	24	24
RMBS	132	152
CMBS	4	7
CLOs	9	2
State and municipal bonds	21	20
Hybrid and redeemable preferred securities	32	30
Total trading securities	$1,966	$2,190

The portion of the market adjustment for gains (losses) that relate to trading securities still held as of December 31, 2014,  2013 and 2012,  was $40 million,  $(166) million and $53 million, respectively.

Mortgage Loans on Real Estate

Mortgage loans on real estate principally involve commercial real estate.  The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for 24%  and 9%, respectively, of mortgage loans on real estate as of December 31, 2014 and 23% and 9%, respectively, of mortgage loans on real estate as of December 31, 2013.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31,
	2014	2013
Current	$7,386	$7,026
Valuation allowance associated with impaired mortgage loans on real estate	(3)	(3)
Unamortized premium (discount)	4	6
Total carrying value	$7,387	$7,029

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

	As of December 31,
	2014	2013
Number of impaired mortgage loans on real estate	3	3

Principal balance of impaired mortgage loans on real estate	$26	$27
Valuation allowance associated with impaired mortgage loans on real estate	(3)	(3)
Carrying value of impaired mortgage loans on real estate	$23	$24

The changes in the valuation allowance associated with impaired mortgage loans on real estate (in millions) were as follows:

	As of December 31,
	2014	2013	2012
Balance as of beginning-of-year	$3	$6	$3
Additions	-	3	4
Charge-offs, net of recoveries	-	(6)	(1)
Balance as of end-of-year	$3	$3	$6

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Average carrying value for impaired mortgage loans on real estate	$24	$30	$17
Interest income recognized on impaired mortgage loans on real estate	2	2	1
Interest income collected on impaired mortgage loans on real estate	2	2	1

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

	As of December 31, 2014			As of December 31, 2013
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$6,463	87.5%	1.91	$5,898	83.9%	1.79
65% to 74%	622	8.4%	1.55	737	10.5%	1.42
75% to 100%	271	3.7%	0.73	363	5.2%	0.83
Greater than 100%	31	0.4%	0.77	31	0.4%	0.78
Total mortgage loans on real estate	$7,387	100.0%		$7,029	100.0%

Alternative Investments

As of December 31, 2014 and 2013, alternative investments included investments in 156 and 121 different partnerships, respectively, and the portfolio represented approximately 1% of our overall invested assets.

Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Fixed maturity AFS securities	$3,937	$3,876	$3,813
Equity AFS securities	9	6	6
Trading securities	119	130	138
Mortgage loans on real estate	367	377	381
Real estate	3	5	11
Policy loans	153	153	163
Invested cash	1	3	4
Commercial mortgage loan prepayment and bond make-whole premiums	132	107	39
Alternative investments	130	86	125
Consent fees	2	4	3
Other investments	(2)	4	(5)
Investment income	4,851	4,751	4,678
Investment expense	(203)	(190)	(127)
Net investment income	$4,648	$4,561	$4,551

Realized Gain (Loss) Related to Certain Investments

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Fixed maturity AFS securities:
Gross gains	$37	$20	$14
Gross losses	(28)	(89)	(187)
Equity AFS securities:
Gross gains	5	8	1
Gross losses	-	(2)	(9)
Gain (loss) on other investments	4	6	15
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(31)	(27)	2
Total realized gain (loss) related to certain investments	$(13)	$(84)	$(164)

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
OTTI Recognized in Net Income (Loss)
Fixed maturity securities:
Corporate bonds	$(1)	$(16)	$(26)
ABS	(8)	(18)	(36)
RMBS	(7)	(28)	(50)
CMBS	(1)	(14)	(47)
CLOs	(2)	(1)	(2)
Total fixed maturity securities	(19)	(77)	(161)
Equity securities	-	(1)	(8)
Gross OTTI recognized in net income (loss)	(19)	(78)	(169)
Associated amortization of DAC, VOBA, DSI, and DFEL	4	13	30
Net OTTI recognized in net income (loss), pre-tax	$(15)	$(65)	$(139)

Portion of OTTI Recognized in OCI
Gross OTTI recognized in OCI	$11	$11	$118
Change in DAC, VOBA, DSI and DFEL	(1)	(1)	(15)
Net portion of OTTI recognized in OCI, pre-tax	$10	$10	$103

Determination of Credit Losses on Corporate Bonds and ABS

As of December 31, 2014 and 2013, we reviewed our corporate bond and ABS portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Credit ratings express opinions about the credit quality of a security.  Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor’s (“S&P”) Rating Services or Baa3 or higher by Moody’s Investors Service (“Moody’s”), are generally considered by the rating agencies and market participants to be low credit risk.  As of December 31, 2014 and 2013, 96% of the fair value of our corporate bond portfolio was rated investment grade.  As of December 31, 2014 and 2013, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.2 billion and $2.7 billion, respectively, and a fair value of $3.2 billion and $2.7 billion, respectively.  As of December 31, 2014 and 2013, 88% and 89%, respectively, of the fair value of our ABS portfolio was rated investment grade.  As of December 31, 2014 and 2013, the portion of our ABS portfolio rated below investment grade had an amortized cost of $188 million and $262 million, respectively, and a fair value of $171 million and $217 million, respectively.  Based upon the analysis discussed above, we believed as of December 31, 2014 and 2013, that we would recover the amortized cost of each investment grade corporate bond and ABS security.

Determination of Credit Losses on MBS

As of December 31, 2014 and 2013, default rates were projected by considering underlying MBS loan performance and collateral type.  Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

	As of December 31, 2014		As of December 31, 2013
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable held for derivative investments (1)	$1,577	$1,577	$264	$264
Securities pledged under securities lending agreements (2)	204	196	184	178
Securities pledged under repurchase agreements (3)	605	631	530	553
Securities pledged for Term Asset-Backed Securities
Loan Facility (“TALF”) (4)	-	-	36	49
Investments pledged for Federal Home Loan Bank of
Indianapolis (“FHLBI”) (5)	1,925	3,151	1,851	3,127
Total payables for collateral on investments	$4,311	$5,555	$2,865	$4,171

(1)    We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  See Note 7 for additional information.

(2)    Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively.  We value collateral daily and obtain additional collateral when deemed appropriate.  The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)    Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary.  The cash received in our repurchase program is typically invested in fixed maturity AFS securities.

(4)    Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities.  The cash received in these transactions is invested in fixed maturity AFS securities.

(5)    Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets.  The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate.  The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2014	2013	2012
Collateral payable held for derivative investments	$1,313	$(2,243)	$(487)
Securities pledged under securities lending agreements	20	(13)	(3)
Securities pledged under repurchase agreements	75	250	-
Securities pledged for TALF	(36)	(1)	(136)
Investments pledged for FHLBI	74	751	1,000
Total increase (decrease) in payables for collateral on investments	$1,446	$(1,256)	$374

Investment Commitments

As of December 31, 2014, our investment commitments were $1.4 billion, which included $615 million of LPs, $388 million of private placement securities and $372 million of mortgage loans on real estate.

Concentrations of Financial Instruments

As of December 31, 2014 and 2013, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $2.1 billion and $2.5 billion, respectively, or 2% and 3% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $1.3 billion and $1.7 billion, respectively, or 1% and 2%, respectively, of our invested assets portfolio.  These investments are included in corporate bonds in the tables above.

As of December 31, 2014 and 2013, our most significant investments in one industry were our investment securities in the utilities industry with a fair value of $12.4 billion and $10.9 billion, respectively, or 12% of our invested assets portfolio, and our investment securities in the consumer non-cyclical industry with a fair value of $11.3 billion and $10.7 billion, respectively, or 11% of our invested assets portfolio.

7.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 22 for additional disclosures related to the fair value of our derivative instruments and Note 5 for derivative instruments related to our consolidated VIEs.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products.  Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts.  Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.  For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate.  The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate.  There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges.  These instruments either hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond, or hedge our exposure to fixed-rate bond coupon payments and the change in the underlying asset values as interest rates fluctuate.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates.  These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.  Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.  A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500 Index®

We issue indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index® (“S&P 500”).  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products.  Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Variance Swaps

We use variance swaps to hedge the liability exposure on certain options in variable annuity products.  Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Selling Protection

We sell credit default swaps to offer credit protection to contract holders and investors.  The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features.  The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative GLB reserves caused by those same factors.    We rebalance our hedge positions based upon changes in these factors as needed.  While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.  However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).    We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

Indexed Annuity and Indexed Universal Life Contracts Embedded Derivatives

We distribute indexed annuity and indexed universal life (“IUL”) contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain Modco arrangements and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no lapse benefit guarantees.  If our contract holders’ account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2014			As of December 31, 2013
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$2,091	$369	$198	$2,876	$160	$149
Foreign currency contracts (1)	642	46	21	615	32	46
Total cash flow hedges	2,733	415	219	3,491	192	195
Non-Qualifying Hedges
Interest rate contracts (1)	54,401	989	342	44,620	214	744
Foreign currency contracts (1)	68	-	-	102	-	-
Equity market contracts (1)	24,144	886	243	19,804	956	192
Credit contracts (2)	126	-	3	126	-	2
Embedded derivatives:
GLB reserves (3)	-	174	-	-	1,244	-
GLB reserves (2)	-	-	174	-	-	1,244
Reinsurance related (4)	-	-	109	-	159	-
Indexed annuity and IUL contracts (5)	-	-	1,170	-	-	1,048
Total derivative instruments	$81,472	$2,464	$2,260	$68,143	$2,765	$3,425

(1)	Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other liabilities on our Consolidated Balance Sheets.
(3)	Reported in other assets on our Consolidated Balance Sheets.
(4)	Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)	Reported in future contract benefits on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2014
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$2,569	$30,777	$11,676	$11,470	$-	$56,492
Foreign currency contracts (2)	98	126	276	210	-	710
Equity market contracts	13,799	5,746	4,439	20	140	24,144
Credit contracts	-	126	-	-	-	126
Total derivative instruments
with notional amounts	$16,466	$36,775	$16,391	$11,700	$140	$81,472

(1)	As of December 31, 2014, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.
(2)	As of December 31, 2014, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was December 2029.

The change in our unrealized gain (loss) on derivative instruments in AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$5	$101	$132
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the year:
Cash flow hedges:
Interest rate contracts	78	(126)	(41)
Foreign currency contracts	36	(24)	(22)
Change in foreign currency exchange rate adjustment	50	(19)	(12)
Change in DAC, VOBA, DSI and DFEL	2	5	14
Income tax benefit (expense)	(58)	57	20
Less:
Reclassification adjustment for gains (losses) included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	(22)	(21)	(21)
Foreign currency contracts (1)	-	3	3
Associated amortization of DAC, VOBA, DSI and DFEL	1	1	3
Income tax benefit (expense)	7	6	5
Balance as of end-of-year	$127	$5	$101

(1)	The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$(22)	$(21)	$(22)
Foreign currency contracts (1)	-	3	3
Total cash flow hedges	(22)	(18)	(19)
Non-Qualifying Hedges
Interest rate contracts (2)	1,304	(998)	26
Foreign currency contracts (2)	(8)	(4)	(8)
Equity market contracts (2)	(215)	(1,306)	(1,014)
Equity market contracts (3)	11	37	(362)
Credit contracts (2)	(1)	9	2
Embedded derivatives:
Other assets – GLB reserves (2)	1,391	(2,153)	-
Other liabilities – GLB reserves (2)	(1,391)	2,153	1,308
Reinsurance related (2)	(242)	352	(50)
Indexed annuity and IUL contracts (2)	(210)	(356)	(136)
Total derivative instruments	$617	$(2,284)	$(253)

(1)	Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3)	Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Gain (loss) recognized as a component of OCI with
the offset to net investment income	$(22)	$(18)	$(18)

As of December 31, 2014, $19 million of the deferred net losses on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.  This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2014 and 2013, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

As of December 31, 2014
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
12/20/2016 (3)	(4)	(5)	BBB-	3	$(2)	$68
3/20/2017 (3)	(4)	(5)	BBB-	3	(1)	58
				6	$(3)	$126

As of December 31, 2013
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
12/20/2016 (3)	(4)	(5)	BBB-	3	$(1)	$68
3/20/2017 (3)	(4)	(5)	BBB-	3	(1)	58
				6	$(2)	$126

(1)	Represents average credit ratings based on the midpoint of the applicable ratings among Moody’s, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2)	Broker quotes are used to determine the market value of our credit default swaps.
(3)	These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 5.
(4)	Credit default swaps were entered into in order to generate income by providing default protection in return for a quarterly payment.
(5)	Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

Details underlying the associated collateral of our open credit default swaps for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of December 31,
	2014	2013
Maximum potential payout	$126	$126
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$126	$126

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding.  If these netting agreements were not in place, we would have been required to post $3 million as of December 31, 2014, after considering the fair values of the associated investments and counterparties’ credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash.

Credit Risk

We are exposed to credit loss in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure less collateral held.  As of December 31, 2014, the NPR adjustment was less than $1 million.  The credit risk associated with such agreements is minimized by entering into such agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements.  Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claims-paying ratings.  A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds.  These thresholds vary by counterparty and credit rating.  The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  As of December 31, 2014, our exposure was $41 million.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2014		As of December 31, 2013
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$64	$-	$34	$(10)
A+	48	-	19	-
A	1,047	(85)	228	(183)
A-	252	-	207	(123)
BBB+	27	-	79	-
	$1,438	$(85)	$567	$(316)

Balance Sheet Offsetting

Information related to the effects of offsetting on our Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2014

		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total
Financial Assets
Gross amount of recognized assets	$2,240	$174	$2,414
Gross amounts offset	(477)	-	(477)
Net amount of assets	1,763	174	1,937
Gross amounts not offset:
Cash collateral	(1,438)	-	(1,438)
Net amount	$325	$174	$499

Financial Liabilities
Gross amount of recognized liabilities	$330	$1,453	$1,783
Gross amounts offset	(50)	-	(50)
Net amount of liabilities	280	1,453	1,733
Gross amounts not offset:
Cash collateral	(85)	-	(85)
Net amount	$195	$1,453	$1,648

	As of December 31, 2013

		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total
Financial Assets
Gross amount of recognized assets	$1,170	$1,403	$2,573
Gross amounts offset	(553)	-	(553)
Net amount of assets	617	1,403	2,020
Gross amounts not offset:
Cash collateral	(251)	-	(251)
Net amount	$366	$1,403	$1,769

Financial Liabilities
Gross amount of recognized liabilities	$580	$2,292	$2,872
Gross amounts offset	(192)	-	(192)
Net amount of liabilities	388	2,292	2,680
Gross amounts not offset:
Cash collateral	-	-	-
Net amount	$388	$2,292	$2,680

8.  Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Current	$104	$211	$(320)
Deferred	116	220	664
Federal income tax expense (benefit)	$220	$431	$344

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Tax rate times pre-tax income	$425	$616	$527
Effect of:
Separate account dividend
received deduction	(174)	(145)	(128)
Tax credits	(24)	(35)	(34)
Goodwill	-	-	(2)
Change in uncertain tax positions	(12)	7	(88)
Other items	5	(12)	69
Federal income tax expense (benefit)	$220	$431	$344
Effective tax rate	18%	24%	23%

The effective tax rate is the ratio of tax expense over pre-tax income (loss).  The benefit for tax credits is attributable to foreign tax credits and low income housing tax credits.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2014	2013
Current	$49	$(8)
Deferred	(3,306)	(2,278)
Total federal income tax asset (liability)	$(3,257)	$(2,286)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2014	2013
Deferred Tax Assets
Future contract benefits and other contract holder funds	$544	$963
Deferred gain on business sold through reinsurance	(7)	21
Reinsurance related embedded derivative asset	177	17
Investments	317	274
Compensation and benefit plans	198	177
Net operating loss	-	4
Net capital loss	3	-
Tax credits	-	184
VIE	45	4
Other	62	32
Total deferred tax assets	1,339	1,676
Deferred Tax Liabilities
DAC	1,731	1,954
VOBA	(186)	409
Net unrealized gain on AFS securities	3,100	1,273
Net unrealized gain on trading securities	100	86
Intangibles	22	151
Other	(122)	81
Total deferred tax liabilities	4,645	3,954
Net deferred tax asset (liability)	$(3,306)	$(2,278)

Although realization is not assured, management believes that it is more likely than not that the Company will realize the benefits of its deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2014 and 2013, $10 million and $64 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate.  The Company is not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.  A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2014	2013
Balance as of beginning-of-year	$75	$67
Increases for prior year tax positions	35	-
Decreases for prior year tax positions	(23)	-
Increases for current year tax positions	-	8
Decreases for settlements with taxing authorities	(77)	-
Balance as of end-of-year	$10	$75

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2014, 2013 and 2012, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $(12) million, $2 million and $(78) million, respectively.  We had accrued interest and penalty expense related to the unrecognized tax benefits of $1 million and $13 million as of December 31, 2014 and 2013, respectively.

The Company is subject to examination by U.S. federal, state, local and non-U.S. income authorities.  The Company is currently under examination by the Internal Revenue Service (“IRS”) for tax years 2009 through 2011.  The Company anticipates closing the current exam cycle in 2015.  Furthermore, LNC has filed a protest with the IRS Appeals division for tax years 2005 through 2008.  These years remain open as the Company works with Appeals to finalize the tax computations in these years.  All protested items have been resolved and we anticipate reaching a final settlement in 2015.  The Company does not expect any adjustments that would be material to its consolidated results of operations or its financial condition.

9.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$7,690	$6,030	$5,887
Business acquired (sold) through reinsurance	(20)	(67)	(126)
Deferrals	1,525	1,559	1,294
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(956)	(795)	(760)
Unlocking	18	42	(71)
Adjustment related to realized (gains) losses	(58)	(49)	(49)
Adjustment related to unrealized (gains) losses	(672)	970	(145)
Balance as of end-of-year	$7,527	$7,690	$6,030

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$1,169	$702	$1,055
Business acquired (sold) through reinsurance	2	3	(20)
Deferrals	9	13	12
Amortization:
Amortization, excluding unlocking	(185)	(179)	(225)
Unlocking	(21)	(52)	(23)
Accretion of interest (1)	64	68	73
Adjustment related to realized (gains) losses	(1)	(1)	9
Adjustment related to unrealized (gains) losses	(409)	615	(179)
Balance as of end-of-year	$628	$1,169	$702

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.02% to 7.05%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2014, was as follows:

2015	$49
2016	46
2017	43
2018	41
2019	41

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$310	$296	$309
Deferrals	13	10	39
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(37)	(41)	(43)
Unlocking	2	8	14
Adjustment related to realized (gains) losses	(3)	(3)	(5)
Adjustment related to unrealized (gains) losses	-	40	(18)
Balance as of end-of-year	$285	$310	$296

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$1,899	$1,342	$1,360
Business acquired (sold) through reinsurance	(2)	(7)	(44)
Deferrals	400	319	348
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(326)	(210)	(206)
Unlocking	(50)	(14)	(69)
Adjustment related to realized (gains) losses	(8)	(8)	(5)
Adjustment related to unrealized (gains) losses	(548)	477	(42)
Balance as of end-of-year	$1,365	$1,899	$1,342

10.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

	For the Years Ended December 31,
	2014	2013	2012
Direct insurance premiums and fee income	$8,880	$7,833	$7,185
Reinsurance assumed	16	19	18
Reinsurance ceded	(1,917)	(1,505)	(1,287)
Total insurance premiums and fee income	$6,979	$6,347	$5,916

Direct insurance benefits	$5,970	$5,346	$4,717
Reinsurance recoveries netted against benefits	(1,616)	(1,733)	(1,778)
Total benefits	$4,354	$3,613	$2,939

We cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. As discussed in Note 25, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 25% of the mortality risk on newly issued life insurance contracts.  Our policy for this program is to retain no more than $20 million on a single insured life.  Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2014, the reserves associated with these reinsurance arrangements totaled $676 million.

Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers.  The amounts recoverable from reinsurers were $6.9 billion and $7.1 billion as of December 31, 2014 and 2013, respectively.  We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.  Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions.  As such, Swiss Re reinsured certain of our liabilities and obligations under the indemnity reinsurance agreements and thereby represents our largest reinsurance exposure.  As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.1 billion and $3.2 billion as of December 31, 2014 and 2013, respectively.  Swiss Re has funded a trust, with a balance of $2.6 billion as of December 31, 2014, to support this business.  In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves.  These assets consist of those reported as trading securities and certain mortgage loans.  Our liabilities for funds withheld and embedded derivatives as of December 31, 2014, included $1.3 billion and $128 million, respectively, related to the business sold to Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions with Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets.  The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.  We amortized $48 million, after-tax, of deferred gain on business sold through reinsurance during each of 2014, 2013 and 2012.

11.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2014
	Acquisition	Cumulative
	Balance	Impairment
	as of	as of		Balance
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Other Operations – Media	176	(176)	-	-
Total goodwill	$3,696	$(1,423)	$-	$2,273

	For the Year Ended December 31, 2013
	Acquisition	Cumulative
	Balance	Impairment
	as of	as of		Balance
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Other Operations – Media	176	(176)	-	-
Total goodwill	$3,696	$(1,423)	$-	$2,273

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1.  To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique (“income approach”), although limited available market data is also considered.  In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC’s share price and assumptions that market participants would make in valuing the reporting unit.  This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2014 and 2013, our Annuities and Retirement Plan Services reporting units passed the Step 1 analysis.  Given the Step 1 results, we performed a Step 2 analysis for our Life Insurance and Group Protection reporting units.  Based upon our Step 2 analysis for Life Insurance and Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2012,  our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis.  Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit.  Based upon our Step 2 analysis for Life Insurance and Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2014		As of December 31, 2013
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$100	$35	$100	$31
Retirement Plan Services:
Mutual fund contract rights (1)	5	-	5	-
Other Operations:
FCC licenses (1) (2)	-	-	131	-
Other (2)	-	-	4	3
Total	$105	$35	$240	$34

(1)	No amortization recorded as the intangible asset has indefinite life.
(2)	As of December 31, 2014, LFM’s intangible assets were reclassified as other assets held-for-sale. For more information, see Note 3.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2014, was as follows:

2015	$4
2016	4
2017	4
2018	4
2019	4
Thereafter	45

12.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2014 (1)	2013 (1)
Return of Net Deposits
Total account value	$85,917	$79,391
Net amount at risk (2)	183	141
Average attained age of contract holders	62 years	61 years

Minimum Return
Total account value	$135	$151
Net amount at risk (2)	25	27
Average attained age of contract holders	74 years	73 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$26,021	$25,958
Net amount at risk (2)	597	570
Average attained age of contract holders	68 years	68 years

(1)    Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

(2)    Represents the amount of death benefit in excess of the account balance that is subject to market volatility.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.

The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$73	$104	$84
Changes in reserves	34	(10)	64
Benefits paid	(18)	(21)	(44)
Balance as of end-of-year	$89	$73	$104

Variable Annuity Contracts

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2014	2013
Asset Type
Domestic equity	$47,930	$45,590
International equity	18,103	17,707
Bonds	25,742	23,648
Money market	12,173	10,518
Total	$103,948	$97,463

Percent of total variable annuity
separate account values	99%	99%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  These UL and VUL products with secondary guarantees represented 35% of total life insurance in-force reserves as of December 31, 2014, and 39% of total sales for the year ended December 31, 2014.

13.  Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2014	2013
Short-Term Debt
Short-term debt (1)	$2	$51

Long-Term Debt, Excluding Current Portion
1.40% note, due 2016	$4	$4
LIBOR + 3 bps loan, due 2017	250	250
Surplus notes due LNC:
LIBOR + 142 bps surplus note, due 2023	240	240
9.76% surplus note, due 2024	50	50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	422	360
6.03% surplus note, due 2028	750	750
LIBOR + 100 bps surplus note, due 2037	375	375
Total surplus notes	2,408	2,346
Total long-term debt	$2,662	$2,600

(1)    The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2014, were as follows:

2015	$-
2016	4
2017	250
2018	-
2019	-
Thereafter	2,408
Total	$2,662

On September 10, 2013, we issued a note of $4 million to LNC.  This note calls for us to pay the principal amount of the note on or before September 10, 2016, and interest to be paid semiannually at an annual rate of 1.40%.

We have a $250 million floating-rate loan outstanding under our borrowing capacity with the FHLBI due June 20, 2017.

On June 28, 2013, we issued a surplus note of $240 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 28, 2023, and interest to be paid quarterly at an annual rate of the London Interbank Offered Rate “LIBOR” + 142 bps.  Subject to approval by the Indiana Insurance Commissioner (the “Commissioner”), we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $50 million to LNC in 1994.  The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%.  Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%.  Subject to approval by the Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million.  The outstanding principal amount as of December 31, 2014, was $422 million.  The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%.  Subject to approval by the Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.

14.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the Securities and Exchange Commission, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisors and unclaimed property laws.

LNL and its subsidiaries are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2014.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL’s financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss.  For such matters in which a loss is probable, an accrual has been made.  For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made.  Accordingly, the estimate contained in this paragraph reflects two types of matters.  For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued.  In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount.  For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable.  In these cases, the estimate reflects the reasonably possible loss or range of loss.  As of December 31, 2014, LNC, LNL’s parent company, disclosed in its Annual Report on Form 10-K filed with the SEC that it estimates the aggregate range of reasonably possible losses on a consolidated basis, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $200 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss.  We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations.  On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

On June 13, 2009, a single named plaintiff filed a putative national class action in the Circuit Court of Allen County (“Court”), Indiana, captioned Peter S. Bezich v. LNL, No. 02C01-0906-PL73, asserting he was charged a cost of insurance fee that exceeded the applicable mortality charge, and that this fee breached the terms of the insurance contract.  We dispute the allegations and are vigorously defending this matter.  Plaintiff petitioned the Court to certify a class action, on behalf of all persons who purchased or owned the relevant insurance product between 1999 and 2009, alleging that:  (i) LNL breached the contract by including non-mortality factors in cost of insurance rates; (ii) LNL breached the contract when it charged administrative expenses in excess of set amount; and (iii) LNL breached the contract by failing to adjust cost of insurance rates to reflect improving mortality expectations.  On June 12, 2014, the Court issued an Order denying certification on all of the Plaintiff’s counts and claims except with respect to a single legal issue:  whether the contract was breached as alleged in Count III.  However, any damages arising from this alleged breach would have to be tried on an individual case-by-case basis.  The appellate court granted permission for our interlocutory appeal of the Court’s certification of the single issue class.  The plaintiff has cross-appealed and both appeals are pending.

On July 23, 2012, LNL was added as a noteholder defendant to a putative class action adversary proceeding captioned Lehman Brothers Special Financing, Inc. v. Bank of America, N.A. et al., Adv. Pro. No. 10-03547 (JMP) and instituted under In re Lehman Brothers Holdings Inc. in the United States Bankruptcy Court in the Southern District of New York.  Plaintiff Lehman Brothers Special Financing Inc. seeks to (i) overturn the application of certain priority of payment provisions in 47 CDO transactions on the basis such provisions are unenforceable under the Bankruptcy Code; and (ii) recover funds paid out to noteholders in accordance with the note agreements.  We are vigorously defending this matter.

Commitments

Operating Leases

We lease our home office properties.  In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019.  We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement.  These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period.  In 2012, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2018.

Total rental expense on operating leases for the years ended December 31, 2014, 2013 and 2012, was $38 million,  $37 million and $36 million, respectively.  Future minimum rental commitments (in millions) as of December 31, 2014, were as follows:

2014	$32
2015	29
2016	22
2017	15
2018	7
Thereafter	2
Total	$107

Capital Leases

In December 2014, we entered into a five-year, sale-leaseback transaction on $83 million (net of amortization) of assets, which we have classified as a capital lease on our Consolidated Balance Sheets.  These assets will continue to be amortized on a straight-line basis over the assets’ remaining lives.  Total accumulated amortization related to these leased assets was $55 million as of December 31, 2014.  As of December 31, 2013, we did not have any leased assets that met the criteria of a capital lease.  Future minimum lease payments under capital leases (in millions) as of December 31, 2014, were as follows:

2015	$1
2016	1
2017	1
2018	1
2019	86
Total minimum lease payments	90
Less: Amount representing interest	7
Present value of minimum lease payments	$83

Vulnerability from Concentrations

As of December 31, 2014, we did not have a concentration of:  business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity (“ALVA”) product offered in our Annuities segment is significant to this segment.  The ALVA product accounted for 20%,  17% and 19% of Annuities’ variable annuity product deposits in 2014, 2013 and 2012, respectively, and represented approximately 44%,  47% and 50% of the segment’s total variable annuity product account values as of December 31, 2014, 2013 and 2012, respectively.  In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance SeriesSM (“AFIS”) funds.  For the Annuities segment, AFIS funds accounted for 22%, 19% and 21% of variable annuity product deposits in 2014, 2013 and 2012, respectively, and represented 50%,  54% and 58% of the segment’s total variable annuity product account values as of December 31, 2014, 2013 and 2012, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(17) million and $(7) million as of December 31, 2014 and 2013, respectively.

15.  Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2014	2013	2012
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$1,521	$3,876	$2,805
Unrealized holding gains (losses) arising during the year	3,762	(5,569)	2,631
Change in foreign currency exchange rate adjustment	(47)	20	14
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	(1,252)	1,835	(1,233)
Income tax benefit (expense)	(865)	1,300	(459)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	14	(63)	(181)
Associated amortization of DAC, VOBA, DSI and DFEL	(32)	(28)	(1)
Income tax benefit (expense)	6	32	64
Balance as of end-of-year	$3,131	$1,521	$3,876
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$(78)	$(105)	$(103)
(Increases) attributable to:
Gross OTTI recognized in OCI during the year	(11)	(11)	(118)
Change in DAC, VOBA, DSI and DFEL	1	1	15
Income tax benefit (expense)	3	4	35
Decreases attributable to:
Sales, maturities or other settlements of AFS securities	44	58	118
Change in DAC, VOBA, DSI and DFEL	(6)	(8)	(17)
Income tax benefit (expense)	(11)	(17)	(35)
Balance as of end-of-year	$(58)	$(78)	$(105)
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$5	$101	$132
Unrealized holding gains (losses) arising during the year	114	(150)	(63)
Change in foreign currency exchange rate adjustment	50	(19)	(12)
Change in DAC, VOBA, DSI and DFEL	2	5	14
Income tax benefit (expense)	(58)	57	20
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(22)	(18)	(18)
Associated amortization of DAC, VOBA, DSI and DFEL	1	1	3
Income tax benefit (expense)	7	6	5
Balance as of end-of-year	$127	$5	$101
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(18)	$(12)	$(14)
Adjustment arising during the year	(5)	(9)	3
Income tax benefit (expense)	2	3	(1)
Balance as of end-of-year	$(21)	$(18)	$(12)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended
	December 31,
	2014	2013

Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$14	$(63)	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(32)	(28)	Total realized gain (loss)
Reclassification before income
tax benefit (expense)	(18)	(91)	Income (loss) from continuing operations before taxes
Income tax benefit (expense)	6	32	Federal income tax expense (benefit)
Reclassification, net of income tax	$(12)	$(59)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$44	$58	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	(6)	(8)	Total realized gain (loss)
Reclassification before income
tax benefit (expense)	38	50	Income (loss) from continuing operations before taxes
Income tax benefit (expense)	(11)	(17)	Federal income tax expense (benefit)
Reclassification, net of income tax	$27	$33	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$(22)	$(21)	Net investment income
Foreign currency contracts	-	3	Net investment income
Total gross reclassifications	(22)	(18)
Associated amortization of DAC,
VOBA, DSI and DFEL	1	1	Commissions and other expenses
Reclassification before income
tax benefit (expense)	(21)	(17)	Income (loss) from continuing operations before taxes
Income tax benefit (expense)	7	6	Federal income tax expense (benefit)
Reclassification, net of income tax	$(14)	$(11)	Net income (loss)

16.  Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Total realized gain (loss) related to certain investments (1)	$(13)	$(84)	$(164)
Realized gain (loss) on the mark-to-market on certain instruments (2)	(250)	308	138
Indexed annuity and IUL contracts net derivatives results: (3)
Gross gain (loss)	(35)	(39)	16
Associated amortization of DAC, VOBA, DSI and DFEL	6	9	(5)
Variable annuity net derivatives results: (4)
Gross gain (loss)	(150)	(104)	(77)
Associated amortization of DAC, VOBA, DSI and DFEL	(36)	(33)	(31)
Realized gain (loss) on sale of subsidiaries/businesses (5)	(46)	-	-
Total realized gain (loss)	$(524)	$57	$(123)

(1)	See “Realized Gain (Loss) Related to Certain Investments” section in Note 6.
(2)

Represents changes in the fair values of certain derivative investments (not including those associated with our variable annuity net derivatives results), reinsurance related embedded derivatives and trading securities.

(3)

Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

(4)

Includes the net difference in the change in embedded derivative reserves of our GLB riders and the change in the fair value of the derivative instruments we own to hedge the change in embedded derivative reserves on our GLB riders and the benefit ratio unlocking on our GDB riders, including the cost of purchasing the hedging instruments.

(5)	See LFM in Note 3.

17.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Commissions	$2,100	$1,980	$1,972
General and administrative expenses	1,582	1,569	1,553
Expenses associated with reserve financing and unrelated LOCs	31	40	40
DAC and VOBA deferrals and interest, net of amortization	(454)	(656)	(300)
Broker-dealer expenses	302	288	243
Specifically identifiable intangible asset amortization	4	4	4
Media expenses	60	62	66
Taxes, licenses and fees	251	239	244
Restructuring charges	-	-	16
Total	$3,876	$3,526	$3,838

18.  Pension, Postretirement Health Care and Life Insurance Benefit Plans

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees and agents are participants.  LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees and agents.  In addition, for certain former employees we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law.  All of our defined benefit pension plans are frozen and there are no new participants and no future accruals of benefits from the date of the freeze.

LNC and LNL also sponsor a voluntary employees’ beneficiary association (“VEBA”) trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for at least 10 years and attained age 55 (age 60 for agents).  VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code.  Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents.  Retirees may be required to contribute toward the cost of these benefits.  Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

Obligations, Funded Status and Assumptions

Information (in millions) with respect to our benefit plans’ assets and obligations was as follows:

	As of or For the Years Ended December 31,
	2014	2013	2014	2013

			Other
	Pension Benefits		Postretirement Benefits
Change in Plan Assets
Fair value as of beginning-of-year	$127	$145	$6	$5
Actual return on plan assets	16	(9)	-	1
Company and participant contributions	-	-	3	3
Benefits paid	(10)	(9)	(3)	(3)
Fair value as of end-of-year	133	127	6	6

Change in Benefit Obligation
Balance as of beginning-of-year	115	126	15	17
Interest cost	6	5	1	1
Company and participant contributions	-	-	1	1
Amendments	-	-	-	(1)
Actuarial (gains) losses	16	(7)	2	(1)
Benefits paid	(10)	(9)	(3)	(2)
Balance as of end-of-year	127	115	16	15
Funded status of the plans	$6	$12	$(10)	$(9)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$9	$14	$-	$-
Other liabilities	(3)	(2)	(10)	(9)
Net amount recognized	$6	$12	$(10)	$(9)

Amounts Recognized in
AOCI, Net of Tax
Net (gain) loss	$22	$20	$-	$(1)
Prior service credit	-	-	-	(1)
Net amount recognized	$22	$20	$-	$(2)

Rate of Increase in Compensation
Retiree Life Insurance Plan	N/A	N/A	4.00%	4.00%
All other plans	N/A	N/A	N/A	N/A

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	4.00%	4.50%	4.00%	4.50%
Net periodic benefit cost:
Weighted-average discount rate	4.50%	3.93%	4.50%	4.03%
Expected return on plan assets	5.00%	6.50%	6.50%	6.50%

(1)	Amounts for our U.S. pension plans represent general and administrative expenses.

Consistent with our benefit plans’ year end, we use December 31 as the measurement date.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans’ target plan allocation.  We reevaluate this assumption each plan year.  For 2015, our expected return on plan assets will be 5.00% for our pension plans.

The discount rate was determined based on a corporate yield curve as of December 31, 2014, and projected benefit obligation cash flows for the pension plans.  We reevaluate this assumption each plan year.  For 2015, our discount rate will be 4.00% for our pension plans.

In October 2014, the Society of Actuaries published updated mortality tables that were incorporated into our assumptions, resulting in an increase in our pension plans benefit obligation of $7 million, pre-tax.

The calculation of the accumulated other postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) as follows:

	As of or For the
	Years Ended December 31,
	2014	2013	2012
Pre-65 health care cost trend rate	8.00%	7.50%	8.00%
Post-65 health care cost trend rate	6.25%	7.50%	8.00%
Ultimate trend rate	4.50%	4.50%	4.50%
Year that the rate reaches the ultimate trend rate	2022	2020	2020

We expect the health care cost trend rate for 2015 to be 8.00% for the pre-65 population and 6.25% for the post-65 population.  A one percent increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by $1 million and total service and interest cost components by less than $1 million.  A one percent decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

	As of December 31,
	2014	2013
Accumulated benefit obligation	$2	$2
Projected benefit obligation	2	2
Fair value of plan assets	-	-

Components of Net Periodic Benefit Cost

The components of net periodic benefit cost (in millions) for our pension and other postretirement plans were as follows:

	For the Years Ended December 31,
	2014	2013	2012	2014	2013	2012
	Pension Benefits			Other Postretirement Benefits
Interest cost	$6	$5	$5	$1	$1	$1
Expected return on plan assets	(6)	(9)	(9)	(1)	-	-
Recognized net actuarial loss (gain)	3	1	1	-	-	-
Recognized actuarial gain due
to curtailments	-	-	-	-	(1)	-
Net periodic benefit cost (recovery)	$3	$(3)	$(3)	$-	$-	$1

We expect our 2015 pension plans’ net periodic benefit cost to be approximately $3 million.

For 2015, the estimated amount of amortization from AOCI into net periodic benefit cost related to net actuarial loss or gain is expected to be a  $4 million loss for our pension plans and less than  a $1 million loss for our other postretirement plans.

Plan Assets

Our pension plans’ asset target allocations by asset category based on estimated fair values were as follows:

	For the Years Ended
	December 31,
	2014	2013

Fixed maturity securities	100%	100%

The investment objectives for the assets related to our pension plans are to:

•	Maintain sufficient liquidity to pay obligations of the plans as they come due;
•	Minimize the effect of a single investment loss and large losses to the plans through prudent risk/reward diversification consistent with sound fiduciary standards;
•	Maintain an appropriate asset allocation policy;
•	Earn a return commensurate with the level of risk assumed through the asset allocation policy; and
•	Control costs of administering and managing the plans’ investment operations.

Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed-income securities, derivatives and other asset classes the investment managers deem prudent.  Our plans follow a strategic asset allocation policy that strives to systemically increase the percentage of assets in liability-matching fixed-income investments as funding levels increase.

Our pension plans’ assets have been combined into a master retirement trust where a variety of qualified managers, including manager of managers, are expected to have returns that exceed the median of similar funds over three-year periods, above an appropriate index over five-year periods and meet real return standards over ten-year periods.  Managers are monitored for adherence to approved investment policy guidelines and managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.

Fair Value of Plan Assets

See “Fair Value Measurement” in Note 1 for discussion of how we categorize our pension plans’ assets into the three-level fair value hierarchy.  See “Financial Instruments Carried at Fair Value” in Note 22 for a summary of our fair value measurements of our pension plans’ assets by the three-level fair value hierarchy.

The following summarizes our fair value measurements of benefit plans’ assets (in millions) on a recurring basis by asset category:

	As of December 31,
	2014	2013	2014	2013

			Other
	Pension Plans		Postretirement Benefits
Fixed maturity securities:
Corporate bonds	$30	$86	$-	$-
U.S. government bonds	99	31	-	-
State and municipal bonds	-	9	-	-
Cash and invested cash	4	1	-	-
Other investments	-	-	6	6
Total	$133	$127	$6	$6

Valuation Methodologies and Associated Inputs for Pension Plans’ Assets

The fair value measurements of our pension plans’ assets are based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security’s fair value.  The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices.  Both observable and unobservable inputs are used in the valuation methodologies.  Observable inputs include benchmark yields, reported trades, broker quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met.  For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For broker-quoted only securities, quotes from market makers or broker dealers are obtained from sources recognized to be market participants.  In order to validate the pricing information and broker quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes.  For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities.  In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix.  This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services’ valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs.  The standard inputs used in order of priority are benchmark yields, reported trades, broker quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value.  This category includes highly liquid debt instruments purchased with a maturity of three months or less.  Due to the nature of these assets, we believe these assets should be classified as Level 2.

Plan Cash Flows

It is our practice to make contributions to our qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended and with guidance issued there under.  We do not expect to be required to make any contributions to these plans in 2015.

For our nonqualified pension and other postretirement benefit plans, we fund benefits as they become due to retirees.  The amount expected to be contributed to the plans during 2015 is less than $1 million and $2 million, respectively.

We expect the following benefit payments (in millions):

	Defined	Other
	Benefit	Post-
	Pension	retirement
	Plans	Plans
2015	$12	$2
2016	10	2
2017	10	1
2018	9	1
2019	9	1
Following five years thereafter	42	5

19.  Defined Contribution and Deferred Compensation Plans

Defined Contribution Plans

LNC and LNL sponsor defined contribution plans, which include 401(k) and money purchase plans, for eligible employees and agents.  We make contributions and matching contributions to each of the active plans in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended.  For the years ended December 31, 2014,  2013 and 2012, expenses for these plans were $75 million, $70 million and $68 million, respectively.

Deferred Compensation Plans

LNC and LNL sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors.

The results for certain investment options within the plans are hedged by total return swaps.  Participants’ account values change due primarily to investment earnings driven by market fluctuations.  Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options.  Participants are able to select our stock as an investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.  For further discussion of total return swaps related to our deferred compensation plans, see Note 7.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2014	2013
Total liabilities (1)	$423	$398
Investments held to fund liabilities (2)	160	166

(1)	Reported in other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other assets on our Consolidated Balance Sheets.

Deferred Compensation Plan for Employees

Participants may elect to defer a portion of their compensation as defined by the plan.  Participants may select from prescribed “phantom” investment options that are used as measures for calculating the returns that are notionally credited to their accounts.  Under the terms of the plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants.  We make matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code applicable to 401(k) plans.  The amount of our contribution is calculated in accordance with the plan document.  Expenses (in millions) for this plan were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Company matching contributions	$10	$9	$7
Increase (decrease) in measurement of
liabilities, net of total return swap	5	11	11
Total	$15	$20	$18

Deferred Compensation Plans for Agents

We sponsor three deferred compensation plans for certain eligible agents.  Participants may elect to defer a portion of their compensation as defined by the respective plan.  Participants may select from prescribed “phantom” investment options that are used as measures for calculating the returns that are notionally credited to their accounts.  Under the terms of these plans, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants.  We make matching contributions based upon amounts placed into the plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code applicable to 401(k) plans.  The amounts of our contributions are calculated in accordance with the plans’ documents.  Expenses (in millions) for these plans were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Company matching contributions	$2	$1	$1
Increase (decrease) in measurement of
liabilities, net of total return swap	2	4	5
Total	$4	$5	$6

Deferred Compensation Plan for Non-Employee Directors of LNC

Non-employee directors may defer a portion of their annual cash retainers as defined by the plan.  They also receive a portion of their retainer in the form of deferred stock units, which we credit quarterly in arrears to their accounts.  The prescribed “phantom” investment options are identical to those offered in the employees’ deferred compensation plan.  For the years ended December 31, 2014, 2013 and 2012, expenses (income) for this plan were less than $(1) million, less than $1 million and $2 million, respectively.

Deferred Compensation Plan for Former JP Agents

Eligible former agents of JP may defer a portion of their commissions and bonuses as defined by the plan.  Participants may select from “phantom” investment options that are used as measures for calculating the returns that are notionally credited to their accounts.  For the years ended December 31, 2014,  2013 and 2012, expenses for this plan were $2 million, $2 million and $3 million, respectively.

20.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), stock appreciation rights (“SARs”) and restricted stock units (“RSUs”).  LNC issues new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive plans was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Stock options	$9	$8	$8
Performance shares	12	10	5
SARs	2	5	1
RSUs and nonvested stock	15	15	17
Total	$38	$38	$31

Recognized tax benefit	$13	$13	$11

21.  Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities:  LNL, Lincoln Reinsurance Company of South Carolina, LLANY, Lincoln Reinsurance Company of Vermont I, LRCVII, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV and Lincoln Reinsurance Company of Vermont V.

	As of December 31,
	2014	2013
U.S. capital and surplus	$7,991	$7,248

	For the Years Ended December 31,
	2014	2013	2012
U.S. net gain (loss) from operations, after-tax	$1,170	$425	$649
U.S. net income (loss)	1,401	495	600
U.S. dividends to LNC holding company	705	640	605

The increase in statutory net income (loss) when comparing 2014 to 2013 was due primarily to the recapture of certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer, a change in estimate on reserves for certain products and a lower effective tax rate due to the use of tax credit carryforwards.

The decrease in statutory net income (loss) when comparing 2013 to 2012 was due primarily to the effects of reserve financing transactions in 2013.

Our states of domicile, Indiana for LNL and New York for LLANY,  have adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method (“CARVM”) in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York.  The Vermont insurance subsidiaries also have an accounting practice permitted by the state of Vermont that differs from that found in NAIC SAP.  Specifically, the permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2014 and 2013.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2014	2013
Calculation of reserves using the Indiana universal life method	$140	$219
Calculation of reserves using continuous CARVM	(1)	(2)
Conservative valuation rate on certain annuities	(39)	(30)
Lesser of LOC and XXX additional reserve as surplus	2,751	2,635

During the third quarter of 2013, the New York State Department of Financial Services (“NYDFS”) announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees.  The change, effective December 31, 2013, impacts our New York-domiciled insurance subsidiary, LLANY.  LLANY discontinued the sale of these products in early 2013, but the change affects those policies sold prior to that time.  We  began phasing in the increase in reserves over five years beginning in 2013.  As of December 31, 2014, we have increased reserves by $180 million.  The additional increase in reserves over the next three years is subject to ongoing discussions with the NYDFS.  However, we do not expect the amount for each of the remaining years to exceed $90 million per year.

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2014, the Company’s RBC ratio was approximately five times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company.  Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Commissioner, only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation.  The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus.  Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.  LNL’s subsidiary, LLANY, a New York domiciled insurance company, has similar restrictions, except that in New York it is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of approximately $1.3 billion in 2015 without prior approval from the respective state commissioner.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

22.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2014		As of December 31, 2013
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
AFS securities:
Fixed maturity securities	$85,421	$85,421	$79,178	$79,178
VIEs’ fixed maturity securities	598	598	697	697
Equity securities	231	231	201	201
Trading securities	1,966	1,966	2,190	2,190
Mortgage loans on real estate	7,387	7,838	7,029	7,193
Derivative investments (1)	1,763	1,763	617	617
Other investments	1,551	1,551	1,208	1,208
Cash and invested cash	3,224	3,224	630	630
Reinsurance related embedded derivatives	-	-	159	159
Other assets:
Reinsurance recoverable	174	174	-	-
GLB reserves embedded derivatives (2)	-	-	1,244	1,244
Separate account assets	125,265	125,265	117,135	117,135

Liabilities
Future contract benefits – indexed annuity and
IUL contracts embedded derivatives	(1,170)	(1,170)	(1,048)	(1,048)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(699)	(699)	(809)	(809)
Account values of certain investment contracts	(27,779)	(31,493)	(29,024)	(30,514)
Short-term debt	(2)	(2)	(51)	(51)
Long-term debt	(2,662)	(3,047)	(2,600)	(2,634)
Reinsurance related embedded derivatives	(109)	(109)	-	-
VIEs’ liabilities – derivative instruments	(13)	(13)	(27)	(27)
Other liabilities:
Credit default swaps	(3)	(3)	(2)	(2)
Derivative liabilities (1)	(277)	(277)	(386)	(386)
GLB reserves embedded derivatives (2)	(174)	(174)	(1,244)	(1,244)

Benefit Plans' Assets (3)	139	139	133	133

(1)	We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2)	Portions of our GLB reserves embedded derivatives are ceded to third-party reinsurance counterparties. Refer to Note 7 for additional detail.
(3)	Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 18 for additional detail.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value.  Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs.  The inputs used to measure the fair value of our LPs and other privately held investments are classified as Level 3 within the fair value hierarchy.  Other investments also includes securities that are not LPs or other privately held investments and the inputs used to measure the fair  value of these securities are classified as Level 1 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2014 and 2013, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of long-term debt is based on quoted market prices.  For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.  The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2014 or 2013, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2014
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$63	$68,940	$4,052	$73,055
ABS	-	1,045	33	1,078
U.S. government bonds	354	36	-	390
Foreign government bonds	-	426	110	536
RMBS	-	4,032	1	4,033
CMBS	-	532	15	547
CLOs	-	7	368	375
State and municipal bonds	-	4,479	-	4,479
Hybrid and redeemable preferred securities	44	829	55	928
VIEs’ fixed maturity securities	-	598	-	598
Equity AFS securities	7	67	157	231
Trading securities	-	1,893	73	1,966
Other investments	150	-	-	150
Derivative investments (1)	-	1,059	1,232	2,291
Cash and invested cash	-	3,224	-	3,224
Other assets – reinsurance recoverable	-	-	174	174
Separate account assets	1,539	123,726	-	125,265
Total assets	$2,157	$210,893	$6,270	$219,320

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,170)	$(1,170)
Reinsurance related embedded derivatives	-	(109)	-	(109)
VIEs’ liabilities – derivative instruments	-	-	(13)	(13)
Other liabilities:
Credit default swaps	-	-	(3)	(3)
Derivative liabilities (1)	-	(562)	(243)	(805)
GLB reserves embedded derivatives	-	-	(174)	(174)
Total liabilities	$-	$(671)	$(1,603)	$(2,274)

Benefit Plans' Assets	$-	$139	$-	$139

	As of December 31, 2013
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$60	$64,322	$2,912	$67,294
ABS	-	1,099	48	1,147
U.S. government bonds	304	21	-	325
Foreign government bonds	-	464	78	542
RMBS	-	4,143	1	4,144
CMBS	-	678	20	698
CLOs	-	47	178	225
State and municipal bonds	-	3,796	28	3,824
Hybrid and redeemable preferred securities	39	874	66	979
VIEs’ fixed maturity securities	102	595	-	697
Equity AFS securities	3	37	161	201
Trading securities	-	2,137	53	2,190
Derivative investments (1)	-	244	1,118	1,362
Cash and invested cash	-	630	-	630
Reinsurance related embedded derivatives	-	159	-	159
Other assets – GLB reserves embedded
derivatives	-	-	1,244	1,244
Separate account assets	1,766	115,369	-	117,135
Total assets	$2,274	$194,615	$5,907	$202,796

Liabilities
Future contract benefits – indexed annuity and
IUL contracts embedded derivatives	$-	$-	$(1,048)	$(1,048)
VIEs’ liabilities – derivative instruments	-	-	(27)	(27)
Other liabilities:
Credit default swaps	-	-	(2)	(2)
Derivative liabilities (1)	-	(879)	(252)	(1,131)
GLB reserves embedded derivatives	-	-	(1,244)	(1,244)
Total liabilities	$-	$(879)	$(2,573)	$(3,452)

Benefit Plans' Assets	$-	$133	$-	$133

(1)	Derivative investment assets and liabilities presented within the fair value hierarchy are presented on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2014
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)(3)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$2,951	$8	$28	$1,039	$26	$4,052
ABS	9	-	-	-	24	33
Foreign government bonds	78	-	7	-	25	110
RMBS	1	-	-	-	-	1
CMBS	20	-	2	(13)	6	15
CLOs	178	-	6	134	50	368
State and municipal bonds	28	-	-	-	(28)	-
Hybrid and redeemable
preferred securities	66	-	-	(5)	(6)	55
Equity AFS securities	161	4	(3)	(5)	-	157
Trading securities	53	3	7	10	-	73
Derivative investments	866	72	357	(280)	(26)	989
Other assets:
GLB reserves embedded derivatives	1,244	(1,264)	-	-	20	-
Reinsurance recoverable	-	174	-	-		174
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives (5)	(1,048)	(210)	-	88	-	(1,170)
VIEs’ liabilities – derivative instruments (6)	(27)	14	-	-	-	(13)
Other liabilities:
Credit default swaps (7)	(2)	(1)	-	-	-	(3)
GLB reserves embedded derivatives (5)	(1,244)	1,090	-	-	(20)	(174)
Total, net	$3,334	$(110)	$404	$968	$71	$4,667

	For the Year Ended December 31, 2013
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$2,051	$(17)	$-	$996	$(79)	$2,951
ABS	14	-	-	30	(35)	9
U.S. government bonds	1	-	-	(1)	-	-
Foreign government bonds	46	-	(1)	33	-	78
RMBS	3	-	-	(2)	-	1
CMBS	27	-	6	(5)	(8)	20
CLOs	154	(1)	4	50	(29)	178
State and municipal bonds	32	-	(4)	-	-	28
Hybrid and redeemable
preferred securities	116	-	13	(33)	(30)	66
Equity AFS securities	87	(1)	2	73	-	161
Trading securities	56	2	(7)	(6)	8	53
Derivative investments	1,916	(681)	(194)	(175)	-	866
Other assets – GLB embedded derivatives	909	(2,153)	-	-	2,488	1,244
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives (5)	(732)	(356)	-	40	-	(1,048)
VIEs' liabilities – derivative instruments (6)	(128)	101	-	-	-	(27)
Other liabilities – credit default swaps (7)	(11)	9	-	-	-	(2)
GLB reserves embedded derivatives (5)	(909)	2,153	-	-	(2,488)	(1,244)
Total, net	$3,632	$(944)	$(181)	$1,000	$(173)	$3,334

	For the Year Ended December 31, 2012
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$2,370	$(25)	$34	$277	$(605)	$2,051
ABS	53	-	1	(3)	(37)	14
U.S. government bonds	1	-	-	-	-	1
Foreign government bonds	97	-	-	(5)	(46)	46
RMBS	158	(3)	3	(8)	(147)	3
CMBS	31	(11)	16	(11)	2	27
CLOs	101	(2)	8	61	(14)	154
State and municipal bonds	-	-	-	32	-	32
Hybrid and redeemable
preferred securities	99	(1)	23	-	(5)	116
Equity AFS securities	56	(8)	13	26	-	87
Trading securities	67	3	4	(2)	(16)	56
Derivative investments	2,484	(823)	73	182	-	1,916
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives (5)	(399)	(136)	-	(197)	-	(732)
VIEs' liabilities – derivative instruments (6)	(291)	163	-	-	-	(128)
Other liabilities – credit default swaps (7)	(16)	5	-	-	-	(11)
GLB reserves embedded derivatives (5)	(2,217)	1,308	-	-	-	(909)
Total, net	$2,594	$470	$175	$352	$(868)	$2,723

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).
(2)

Transfers into or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-year.  For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3)	Transfers into or out of Level 3 for GLB reserves embedded derivatives between future contract benefits, other assets and other liabilities on our Consolidated Balance Sheets.
(4)

Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(5)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(6)	Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(7)	The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

 The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2014
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,939	$(576)	$(115)	$(47)	$(162)	$1,039
CMBS	-	-	-	(13)	-	(13)
CLOs	185	-	-	(46)	(5)	134
Hybrid and redeemable
preferred securities	-	(5)	-	-	-	(5)
Equity AFS securities	-	(5)	-	-	-	(5)
Trading securities	14	-	-	(4)	-	10
Derivative investments	160	(87)	(353)	-	-	(280)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(69)	-	-	157	-	88
Total, net	$2,229	$(673)	$(468)	$47	$(167)	$968

	For the Year Ended December 31, 2013
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,205	$(51)	$(44)	$(45)	$(69)	$996
ABS	30	-	-	-	-	30
U.S. government bonds	-	-	-	(1)	-	(1)
Foreign government bonds	50	-	(17)	-	-	33
RMBS	-	-	-	(2)	-	(2)
CMBS	-	-	-	(3)	(2)	(5)
CLOs	74	-	-	(24)	-	50
Hybrid and redeemable preferred
securities	-	(33)	-	-	-	(33)
Equity AFS securities	78	(5)	-	-	-	73
Trading securities	-	(3)	(1)	(2)	-	(6)
Derivative investments	152	(23)	(304)	-	-	(175)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(68)	-	-	108	-	40
Total, net	$1,521	$(115)	$(366)	$31	$(71)	$1,000

	For the Year Ended December 31, 2012
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$363	$(26)	$(6)	$(49)	$(6)	$276
ABS	-	-	-	(2)	-	(2)
Foreign government bonds	-	-	(5)	-	-	(5)
RMBS	-	-	(6)	(2)	-	(8)
CMBS	-	-	-	(11)	-	(11)
CLOs	72	-	-	(11)	-	61
State and municipal bonds	32	-	-	-	-	32
Equity AFS securities	26	-	-	-	-	26
Trading securities	-	-	-	(2)	-	(2)
Derivative investments	454	(34)	(238)	-	-	182
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(99)	-	-	(98)	-	(197)
Total, net	$848	$(60)	$(255)	$(175)	$(6)	$352

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2014	2013	2012
Derivative investments (1)	$(15)	$(753)	$(823)
Indexed annuity and IUL contracts
embedded derivatives (1)	(37)	(44)	(10)
Other assets – GLB reserves embedded derivatives (1)	(678)	(2,444)	-
VIEs’ liabilities – derivative instruments (1)	14	101	163
Other liabilities:
Credit default swaps (2)	(1)	9	6
GLB reserves embedded derivatives (1)	678	2,444	1,472
Total, net	$(39)	$(687)	$808

(1)	Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2014
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$473	$(447)	$26
ABS	26	(2)	24
Foreign government bonds	25	-	25
CMBS	6	-	6
CLOs	50	-	50
State and municipal bonds	-	(28)	(28)
Hybrid and redeemable preferred
securities	17	(23)	(6)
Trading securities	10	(10)	-
Derivative investments	-	(26)	(26)
Other assets – GLB reserves
embedded derivatives	20	-	20
Other liabilities – GLB reserves
embedded derivatives	-	(20)	(20)
Total, net	$627	$(556)	$71

	For the Year Ended December 31, 2013
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$367	$(446)	$(79)
ABS		(35)	(35)
CMBS	-	(8)	(8)
CLOs	-	(29)	(29)
Hybrid and redeemable preferred securities	20	(50)	(30)
Trading securities	8	-	8
Total, net	$395	$(568)	$(173)

	For the Year Ended December 31, 2012
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$33	$(638)	$(605)
ABS	2	(39)	(37)
Foreign government bonds	-	(46)	(46)
RMBS	-	(147)	(147)
CMBS	5	(3)	2
CLOs	6	(20)	(14)
Hybrid and redeemable preferred securities	35	(40)	(5)
Trading securities	2	(18)	(16)
Total, net	$83	$(951)	$(868)

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2014, 2013 and 2012 transfers in and out were attributable primarily to the securities’ observable market information no longer being available or becoming available.  Transfers in and out for GLB reserves embedded derivatives represent reclassifications between future contract benefits and other assets or other liabilities.  Transfers into and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period.  When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result.  When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result.  For the years ended December 31, 2014, 2013 and 2012 the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2014:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$1,262	Discounted cash flow	Liquidity/duration adjustment (1)	0.5%	-	11.6%
ABS	64	Discounted cash flow	Liquidity/duration adjustment (1)	2.8%	-	3.0%
Foreign government bonds	80	Discounted cash flow	Liquidity/duration adjustment (1)	2.0%	-	3.5%
Hybrid and redeemable
preferred securities	20	Discounted cash flow	Liquidity/duration adjustment (1)	2.1%	-	2.1%
Equity AFS and trading securities	27	Discounted cash flow	Liquidity/duration adjustment (1)	4.3%	-	7.3%
Other assets – reinsurance
recoverable	174	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	90%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	70%	-	140%
			NPR (5)	0.00%	-	0.35%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	28%
Liabilities
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives	(1,170)	Discounted cash flow	Lapse rate (2)	1%	-	15%
			Mortality rate (6)			(9)
Other liabilities – GLB reserves
embedded derivatives	(174)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	90%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	70%	-	140%
			NPR (5)	0.00%	-	0.35%
			Mortality rate (6)(8)			(9)
			Volatility (7)	1%	-	28%

(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.
(9)

Based on the “Annuity 2000 Mortality Table” developed by the Society of Actuaries Committee on Life Insurance Research that was adopted by the National Association of Insurance Commissioners in 1996 for our mortality input.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•	Indexed annuity and IUL contracts embedded derivatives – An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
•

GLB reserves embedded derivatives –  Assuming our GLB reserves embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guarantee withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see “Summary of Significant Accounting Policies” above.

23.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans.  Its products are marketed primarily through a national distribution system of regional group offices.  These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to our excess capital; investments in media properties (see Note 3 for more information) and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off Institutional Pension business, the majority of which was sold on a group annuity basis; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities;
▪	Changes in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;
▪	Changes in the fair value of the embedded derivatives of our GLB riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them; and
▪

Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value;

•	Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;

•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations; and
•	Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Revenues
Operating revenues:
Annuities	$3,450	$3,044	$2,713
Retirement Plan Services	1,081	1,061	1,015
Life Insurance	5,343	4,781	4,820
Group Protection	2,445	2,260	2,090
Other Operations	406	392	411
Excluded realized gain (loss), pre-tax	(689)	(81)	(235)
Amortization of deferred gain arising from reserve changes on business
sold through reinsurance, pre-tax	3	3	3
Total revenues	$12,039	$11,460	$10,817

	For the Years Ended December 31,
	2014	2013	2012
Net Income (Loss)
Income (loss) from operations:
Annuities	$901	$715	$608
Retirement Plan Services	154	135	131
Life Insurance	373	464	538
Group Protection	23	71	72
Other Operations	(13)	(5)	(39)
Excluded realized gain (loss), after-tax	(446)	(53)	(152)
Income (loss) from reserve changes (net of related
amortization) on business sold through reinsurance, after-tax	2	2	2
Impairment of intangibles, after-tax	-	-	2
Net income (loss)	$994	$1,329	$1,162

	For the Years Ended December 31,
	2014	2013	2012
Net Investment Income
Annuities	$1,013	$1,022	$1,058
Retirement Plan Services	828	825	797
Life Insurance	2,376	2,317	2,297
Group Protection	180	165	161
Other Operations	251	232	238
Total net investment income	$4,648	$4,561	$4,551

	For the Years Ended December 31,
	2014	2013	2012
Amortization of DAC and VOBA, Net of Interest
Annuities	$346	$374	$307
Retirement Plan Services	37	48	42
Life Insurance	640	441	609
Group Protection	57	53	48
Total amortization of DAC and VOBA, net of interest	$1,080	$916	$1,006

	For the Years Ended December 31,
	2014	2013	2012
Federal Income Tax Expense (Benefit)
Annuities	$225	$159	$117
Retirement Plan Services	48	46	29
Life Insurance	167	225	326
Group Protection	12	38	38
Other Operations	10	(9)	(82)
Excluded realized gain (loss)	(243)	(29)	(83)
Reserve changes (net of related amortization)
on business sold through reinsurance	1	1	1
Impairment of intangibles	-	-	(2)
Total federal income tax expense (benefit)	$220	$431	$344

	As of December 31,
	2014	2013
Assets
Annuities	$130,509	$119,147
Retirement Plan Services	33,686	32,367
Life Insurance	69,712	67,470
Group Protection	4,239	3,865
Other Operations	15,364	14,659
Total assets	$253,510	$237,508

24.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2014	2013	2012
Interest paid	$104	$91	$134
Income taxes paid (received)	172	(6)	136
Significant non-cash investing and financing transactions:
Disposal of note receivable from affiliate	(500)	-	-
Acquisition of note receivable from affiliate	712	-	-
Exchange of surplus note for promissory note with affiliate:
Carrying value of asset	88	360	-
Carrying value of liability	(88)	(360)	-
Net asset (liability) from exchange	$-	$-	$-
Reinsurance ceded:
Carrying value of assets	$15	$11	$367
Carrying value of liabilities	15	11	(367)
Total reinsurance ceded	$30	$22	$-
Reinsurance recaptured:
Carrying value of assets	$-	$-	$(34)
Carrying value of liabilities	-	-	(84)
Total reinsurance recaptured	$-	$-	$(118)
Reinsurance novated:
Carrying value of assets	$-	$-	$-
Carrying value of liabilities	-	-	(26)
Total reinsurance novated	$-	$-	$(26)

25.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

T

	As of December 31,
	2014	2013
Assets with affiliates:
Accrued inter-company interest receivable	$2	$2	Accrued investment income
Bonds	1,410	873	Fixed maturity AFS securities
Ceded reinsurance contracts	(239)	-	Deferred acquisition costs and value of
			business acquired
Ceded reinsurance contracts	1,700	1,559	Reinsurance recoverables
Ceded reinsurance contracts	44	268	Reinsurance related embedded derivatives
Ceded reinsurance contracts	71	51	Other assets
Cash management agreement investment	449	777	Other assets
Promissory note due from LNC	-	-	Fixed maturity AFS securities
Service agreement receivable	48	5	Other assets
Ceded reinsurance contracts	10	202	Other assets

Liabilities with affiliates:
Accrued inter-company interest payable	4	4	Other liabilities
Assumed reinsurance contracts	25	407	Future contract benefits
Assumed reinsurance contracts	413	-	Other contract holder funds
Service agreement payable	62	-	Other liabilities
Ceded reinsurance contracts	(53)	-	Other contract holder funds
Ceded reinsurance contracts	3,677	2,244	Funds withheld reinsurance liabilities
Ceded reinsurance contracts	72	1,244	Other liabilities
Inter-company short-term debt	2	51	Short-term debt
Inter-company long-term debt	2,412	2,350	Long-term debt

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended
	December 31,
	2014	2013	2012
Revenues with affiliates:
Premiums received on assumed reinsurance contracts	$(574)	$(318)	$(188)	Insurance premiums
Net investment income on intercompany notes	12	5	-	Net investment income
Fees for management of general account	(105)	(103)	(92)	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	1,265	(2,153)	-	Realized gain (loss)
Reinsurance related settlements	(1,573)	2,110	-	Realized gain (loss)
Other gains (losses)	(199)	242	-	Realized gain (loss)

Benefits and expenses with affiliates:
Reinsurance (recoveries) benefits on ceded reinsurance	255	(205)	(433)	Benefits
Service agreement payments	76	100	114	Commissions and other
				expenses
Interest expense on inter-company debt	102	92	109	Interest and debt expense
Interest credited on assumed reinsurance contracts	15	-	-	Interest credited

Bonds

LNC issues bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing and lending limit is currently 3% of our admitted assets as of our most recent year end.

Service Agreement

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  headcount, capital, investments by product, weighted policies in force, and sales.

Fees for Management of General Account

Effective January 1, 2012, LNL entered into an Investment Advisory Agreement with Lincoln Investment Management Company (“LIMCO”), also a wholly-owned subsidiary of LNC.  LIMCO provides investment advisory services to LNL and enters into sub-advisory agreements with other third-party investment advisers.

Ceded Reinsurance Contracts

As discussed in Note 10, we cede insurance contracts to and assume insurance contracts from affiliated companies.  We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR.  As discussed in Note 7, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.  As discussed in Note 4, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies.  To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $186 million and $651 million as of December 31, 2014 and 2013, respectively.  The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

26.  Subsequent Events

On March 16, 2015, LNL paid a cash dividend in the amount of $400 million to LNC.

E-78

Lincoln Life Flexible Premium Variable Life Account M

Lincoln Life Flexible Premium Variable Life Account M

Statements of assets and liabilities

December 31, 2014

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
ABVPSF Global Thematic Growth Class A	$4,627,507	$—	$4,627,507	$14,881	$68	$4,612,558
ABVPSF Growth and Income Class A	18,630,777	—	18,630,777	1,448	265	18,629,064
ABVPSF International Value Class A	8,864,174	280	8,864,454	—	112	8,864,342
ABVPSF Large Cap Growth Class A	2,356,522	549	2,357,071	—	32	2,357,039
ABVPSF Small/Mid Cap Value Class A	25,940,156	168,383	26,108,539	—	371	26,108,168
American Century VP Inflation Protection Class I	12,691,930	—	12,691,930	4,074	170	12,687,686
American Funds Global Growth Class 2	39,909,601	13,832	39,923,433	—	585	39,922,848
American Funds Global Small Capitalization Class 2	41,673,596	3,156	41,676,752	—	578	41,676,174
American Funds Growth Class 2	172,129,011	373,055	172,502,066	—	2,446	172,499,620
American Funds Growth-Income Class 2	156,693,579	55,422	156,749,001	—	2,181	156,746,820
American Funds International Class 2	93,137,530	722,795	93,860,325	—	1,313	93,859,012
BlackRock Global Allocation V.I. Class I	99,286,448	73,427	99,359,875	—	1,526	99,358,349
ClearBridge Variable Mid Cap Core Class I	902,481	10,201	912,682	—	20	912,662
Delaware VIP Diversified Income Standard Class	43,060,772	2,620	43,063,392	—	593	43,062,799
Delaware VIP Emerging Markets Standard Class	41,042,330	89,984	41,132,314	—	574	41,131,740
Delaware VIP High Yield Standard Class	19,744,729	486	19,745,215	—	281	19,744,934
Delaware VIP Limited-Term Diversified Income Standard Class	23,576,275	5,614	23,581,889	—	305	23,581,584
Delaware VIP REIT Standard Class	42,723,030	132,889	42,855,919	—	618	42,855,301
Delaware VIP Small Cap Value Standard Class	52,918,526	173,102	53,091,628	—	777	53,090,851
Delaware VIP Smid Cap Growth Standard Class	34,999,412	—	34,999,412	7,696	491	34,991,225
Delaware VIP U.S. Growth Standard Class	15,910,739	—	15,910,739	27,339	212	15,883,188
Delaware VIP Value Standard Class	36,412,345	23,323	36,435,668	—	533	36,435,135
Deutsche Alternative Asset Allocation VIP Class A	10,101,192	109,087	10,210,279	—	145	10,210,134
Deutsche Equity 500 Index VIP Class A	44,423,182	—	44,423,182	565	643	44,421,974
Deutsche Small Cap Index VIP Class A	11,277,944	1,275	11,279,219	—	169	11,279,050
Fidelity VIP Asset Manager Initial Class	701,665	—	701,665	761	11	700,893
Fidelity VIP Contrafund Service Class	105,817,051	668,505	106,485,556	—	1,542	106,484,014
Fidelity VIP Equity-Income Initial Class	2,217,191	—	2,217,191	1,816	34	2,215,341
Fidelity VIP Equity-Income Service Class	6,936,064	175	6,936,239	—	95	6,936,144
Fidelity VIP Growth Service Class	16,139,448	2,592	16,142,040	—	261	16,141,779
Fidelity VIP Growth Opportunities Service Class	3,420,178	—	3,420,178	12	42	3,420,124
Fidelity VIP High Income Service Class	1,661,403	—	1,661,403	—	25	1,661,378
Fidelity VIP Investment Grade Bond Initial Class	1,231,495	—	1,231,495	13,646	19	1,217,830
Fidelity VIP Mid Cap Service Class	36,347,603	18,180	36,365,783	—	509	36,365,274
Fidelity VIP Overseas Service Class	6,788,614	—	6,788,614	1,989	97	6,786,528
Franklin Income VIP Class 1	38,870,409	14,588	38,884,997	—	556	38,884,441
Franklin Mutual Shares VIP Class 1	28,712,468	9,693	28,722,161	—	339	28,721,822
Franklin Small-Mid Cap Growth VIP Class 1	13,768,100	458	13,768,558	—	183	13,768,375
Invesco V.I. American Franchise Series I	11,996,945	2,635	11,999,580	—	172	11,999,408
Invesco V.I. Core Equity Series I	16,431,717	—	16,431,717	2,126	236	16,429,355
Invesco V.I. Diversified Income Series I	629,250	—	629,250	—	9	629,241
Invesco V.I. International Growth Series I	7,255,173	3,473	7,258,646	—	105	7,258,541
Janus Aspen Balanced Institutional Class	10,347,592	2,462	10,350,054	—	155	10,349,899
Janus Aspen Balanced Service Class	8,526,177	—	8,526,177	—	115	8,526,062
Janus Aspen Enterprise Service Class	3,362,587	147	3,362,734	—	47	3,362,687
Janus Aspen Global Research Institutional Class	10,035,114	414	10,035,528	—	133	10,035,395
Janus Aspen Global Research Service Class	2,556,180	813	2,556,993	—	35	2,556,958
Janus Aspen Global Technology Service Class	1,624,792	—	1,624,792	—	25	1,624,767

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account M

Statements of assets and liabilities (continued)

December 31, 2014

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP Baron Growth Opportunities Standard Class	$1,348,322	$—	$1,348,322	$—	$21	$1,348,301
LVIP Baron Growth Opportunities Service Class	20,468,935	—	20,468,935	38,209	310	20,430,416
LVIP BlackRock Emerging Markets RPM Standard Class	3,831,985	26,406	3,858,391	—	65	3,858,326
LVIP BlackRock Equity Dividend RPM Standard Class	18,251,296	97,013	18,348,309	—	307	18,348,002
LVIP BlackRock Inflation Protected Bond Standard Class	13,085,691	8,093	13,093,784	—	184	13,093,600
LVIP Capital Growth Standard Class	9,150,101	981	9,151,082	—	108	9,150,974
LVIP Clarion Global Real Estate Standard Class	14,081,335	48,055	14,129,390	—	198	14,129,192
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	5,696,186	66,683	5,762,869	—	91	5,762,778
LVIP Delaware Bond Standard Class	101,016,206	277,750	101,293,956	—	1,364	101,292,592
LVIP Delaware Diversified Floating Rate Standard Class	12,581,158	26,631	12,607,789	—	200	12,607,589
LVIP Delaware Foundation Aggressive Allocation Standard Class	3,183,808	—	3,183,808	—	48	3,183,760
LVIP Delaware Growth and Income Standard Class	3,452,581	7,793	3,460,374	—	47	3,460,327
LVIP Delaware Social Awareness Standard Class	6,051,350	5,334	6,056,684	—	85	6,056,599
LVIP Delaware Special Opportunities Standard Class	6,689,514	10,174	6,699,688	—	103	6,699,585
LVIP Dimensional Non-U.S. Equity RPM Standard Class	6,390,875	—	6,390,875	5,881	87	6,384,907
LVIP Dimensional U.S. Equity RPM Standard Class	8,938,396	—	8,938,396	13,871	124	8,924,401
LVIP Dimensional/Vanguard Total Bond Standard Class	20,456,669	69,982	20,526,651	—	305	20,526,346
LVIP Global Income Standard Class	9,722,064	1,783	9,723,847	—	121	9,723,726
LVIP Invesco Diversified Equity Income RPM Standard Class	327,162	—	327,162	—	6	327,156
LVIP JPMorgan High Yield Standard Class	22,472,313	29,001	22,501,314	—	334	22,500,980
LVIP JPMorgan Mid Cap Value RPM Standard Class	10,066,340	82,300	10,148,640	—	158	10,148,482
LVIP Managed Risk Profile 2010 Standard Class	313,658	—	313,658	—	4	313,654
LVIP Managed Risk Profile 2020 Standard Class	1,107,424	—	1,107,424	—	15	1,107,409
LVIP Managed Risk Profile 2030 Standard Class	2,451,409	1,145	2,452,554	—	37	2,452,517
LVIP Managed Risk Profile 2040 Standard Class	3,711,051	—	3,711,051	—	46	3,711,005
LVIP Managed Risk Profile Conservative Standard Class	31,018,881	430,397	31,449,278	—	472	31,448,806
LVIP Managed Risk Profile Growth Standard Class	94,887,087	—	94,887,087	132,372	1,365	94,753,350
LVIP Managed Risk Profile Moderate Standard Class	89,878,148	128,200	90,006,348	—	1,332	90,005,016
LVIP MFS International Growth Standard Class	14,283,170	3,770	14,286,940	—	199	14,286,741
LVIP MFS Value Standard Class	40,629,606	117	40,629,723	—	539	40,629,184
LVIP Mid-Cap Value Standard Class	7,922,681	73,252	7,995,933	—	110	7,995,823
LVIP Mondrian International Value Standard Class	21,755,528	—	21,755,528	2,489	312	21,752,727
LVIP Money Market Standard Class	97,030,413	1,470,158	98,500,571	—	1,470	98,499,101
LVIP Multi-Manager Global Equity RPM Standard Class	19,379	—	19,379	—	—	19,379
LVIP SSgA Bond Index Standard Class	10,155,231	165,351	10,320,582	—	146	10,320,436
LVIP SSgA Conservative Index Allocation Standard Class	6,462,097	5,580	6,467,677	—	107	6,467,570

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account M

Statements of assets and liabilities (continued)

December 31, 2014

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP SSgA Conservative Structured Allocation Standard Class	$4,737,292	$—	$4,737,292	$—	$73	$4,737,219
LVIP SSgA Developed International 150 Standard Class	6,128,927	—	6,128,927	5,238	103	6,123,586
LVIP SSgA Emerging Markets 100 Standard Class	13,669,471	153,479	13,822,950	—	192	13,822,758
LVIP SSgA Global Tactical Allocation RPM Standard Class	19,166,835	—	19,166,835	4,635	271	19,161,929
LVIP SSgA International Index Standard Class	11,245,672	54,213	11,299,885	—	180	11,299,705
LVIP SSgA Large Cap 100 Standard Class	11,684,240	329,667	12,013,907	—	184	12,013,723
LVIP SSgA Moderate Index Allocation Standard Class	18,950,727	19,134	18,969,861	—	312	18,969,549
LVIP SSgA Moderate Structured Allocation Standard Class	23,411,269	172,281	23,583,550	—	392	23,583,158
LVIP SSgA Moderately Aggressive Index Allocation Standard Class	29,092,627	190,884	29,283,511	—	478	29,283,033
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class	20,295,604	52,672	20,348,276	—	323	20,347,953
LVIP SSgA S&P 500 Index Standard Class	94,968,597	—	94,968,597	225,417	1,570	94,741,610
LVIP SSgA Small-Cap Index Standard Class	16,502,356	2,177	16,504,533	—	266	16,504,267
LVIP SSgA Small-Mid Cap 200 Standard Class	10,297,888	186,115	10,484,003	—	171	10,483,832
LVIP T. Rowe Price Growth Stock Standard Class	18,946,721	14,414	18,961,135	—	295	18,960,840
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	10,309,697	—	10,309,697	39,339	156	10,270,202
LVIP Templeton Growth RPM Standard Class	7,427,706	—	7,427,706	15,922	104	7,411,680
LVIP UBS Large Cap Growth RPM Standard Class	9,352,314	225	9,352,539	—	121	9,352,418
LVIP Vanguard Domestic Equity ETF Standard Class	21,749,090	53,209	21,802,299	—	345	21,801,954
LVIP Vanguard International Equity ETF Standard Class	18,180,879	727,485	18,908,364	—	311	18,908,053
LVIP VIP Mid Cap RPM Standard Class	113,240	—	113,240	—	2	113,238
M Capital Appreciation	1,656,828	—	1,656,828	—	23	1,656,805
M International Equity	2,363,355	—	2,363,355	—	32	2,363,323
M Large Cap Growth	2,697,884	—	2,697,884	—	38	2,697,846
M Large Cap Value	2,235,777	—	2,235,777	—	31	2,235,746
MFS VIT Core Equity Initial Class	846,508	—	846,508	—	10	846,498
MFS VIT Growth Initial Class	20,835,150	—	20,835,150	28,849	288	20,806,013
MFS VIT Total Return Initial Class	29,126,906	1,915	29,128,821	—	412	29,128,409
MFS VIT Utilities Initial Class	34,092,802	11,346	34,104,148	—	485	34,103,663
NB AMT Large Cap Value I Class	1,446,020	—	1,446,020	—	22	1,445,998
NB AMT Mid Cap Growth I Class	19,086,274	4,060	19,090,334	—	269	19,090,065
NB AMT Mid Cap Intrinsic Value I Class	6,310,281	638	6,310,919	—	90	6,310,829
PIMCO VIT CommodityRealReturn Strategy Administrative Class	13,293,322	26,303	13,319,625	—	182	13,319,443
Putnam VT Global Health Care Class IB	2,595,902	475	2,596,377	—	34	2,596,343
Putnam VT Growth & Income Class IB	1,718,183	—	1,718,183	—	24	1,718,159
Templeton Foreign VIP Class 1	1,313,544	—	1,313,544	518	20	1,313,006
Templeton Foreign VIP Class 2	3,732,259	—	3,732,259	—	58	3,732,201
Templeton Global Bond VIP Class 1	14,466,390	35,345	14,501,735	—	211	14,501,524
Templeton Growth VIP Class 1	7,830,432	—	7,830,432	1,999	112	7,828,321
Templeton Growth VIP Class 2	1,140,281	43	1,140,324	—	15	1,140,309

See accompanying notes.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln Life Flexible Premium Variable Life Account M

Statements of operations

Year Ended December 31, 2014

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
ABVPSF Global Thematic Growth Class A	$—	$(22,480)	$(22,480)	$183,670
ABVPSF Growth and Income Class A	249,818	(96,518)	153,300	1,063,891
ABVPSF International Value Class A	336,381	(42,273)	294,108	(15,455)
ABVPSF Large Cap Growth Class A	—	(11,896)	(11,896)	303,022
ABVPSF Small/Mid Cap Value Class A	164,870	(123,834)	41,036	1,345,325
American Century VP Inflation Protection Class I	195,052	(68,475)	126,577	(157,926)
American Funds Global Growth Class 2	442,431	(188,922)	253,509	1,104,047
American Funds Global Small Capitalization Class 2	51,405	(195,044)	(143,639)	1,673,909
American Funds Growth Class 2	1,333,577	(838,541)	495,036	8,315,644
American Funds Growth-Income Class 2	1,935,429	(730,072)	1,205,357	6,851,312
American Funds International Class 2	1,313,988	(449,303)	864,685	1,999,050
BlackRock Global Allocation V.I. Class I	2,181,644	(444,702)	1,736,942	436,543
ClearBridge Variable Mid Cap Core Class I	2,271	(1,542)	729	(6,582)
Delaware VIP Diversified Income Standard Class	877,559	(205,304)	672,255	103,675
Delaware VIP Emerging Markets Standard Class	253,745	(208,965)	44,780	819,713
Delaware VIP High Yield Standard Class	1,574,258	(121,202)	1,453,056	247,854
Delaware VIP Limited-Term Diversified Income Standard Class	311,120	(89,572)	221,548	(20,511)
Delaware VIP REIT Standard Class	487,177	(194,936)	292,241	1,444,977
Delaware VIP Small Cap Value Standard Class	273,686	(273,728)	(42)	2,707,662
Delaware VIP Smid Cap Growth Standard Class	21,500	(166,172)	(144,672)	1,374,738
Delaware VIP U.S. Growth Standard Class	24,663	(58,354)	(33,691)	358,941
Delaware VIP Value Standard Class	497,165	(163,812)	333,353	1,825,826
Deutsche Alternative Asset Allocation VIP Class A	154,921	(45,377)	109,544	24,805
Deutsche Equity 500 Index VIP Class A	814,384	(233,054)	581,330	2,662,348
Deutsche Small Cap Index VIP Class A	111,987	(65,439)	46,548	769,622
Fidelity VIP Asset Manager Initial Class	10,642	(4,008)	6,634	19,652
Fidelity VIP Contrafund Service Class	878,646	(495,943)	382,703	4,457,821
Fidelity VIP Equity-Income Initial Class	62,385	(12,774)	49,611	88,164
Fidelity VIP Equity-Income Service Class	189,410	(36,845)	152,565	277,808
Fidelity VIP Growth Service Class	14,814	(81,878)	(67,064)	807,425
Fidelity VIP Growth Opportunities Service Class	3,810	(15,356)	(11,546)	347,295
Fidelity VIP High Income Service Class	97,503	(9,338)	88,165	8,431
Fidelity VIP Investment Grade Bond Initial Class	26,863	(6,917)	19,946	(6,258)
Fidelity VIP Mid Cap Service Class	57,644	(158,099)	(100,455)	449,507
Fidelity VIP Overseas Service Class	90,138	(37,713)	52,425	189,535
Franklin Income VIP Class 1	1,606,069	(160,469)	1,445,600	248,354
Franklin Mutual Shares VIP Class 1	579,311	(102,841)	476,470	609,058
Franklin Small-Mid Cap Growth VIP Class 1	—	(68,862)	(68,862)	566,606
Invesco V.I. American Franchise Series I	5,074	(63,598)	(58,524)	633,110
Invesco V.I. Core Equity Series I	142,489	(87,863)	54,626	898,213
Invesco V.I. Diversified Income Series I	33,010	(3,550)	29,460	2,061
Invesco V.I. International Growth Series I	108,832	(34,003)	74,829	331,351
Janus Aspen Balanced Institutional Class	180,801	(56,549)	124,252	227,105
Janus Aspen Balanced Service Class	131,565	(44,962)	86,603	327,976
Janus Aspen Enterprise Service Class	1,137	(18,116)	(16,979)	433,841
Janus Aspen Global Research Institutional Class	109,322	(49,412)	59,910	467,895
Janus Aspen Global Research Service Class	23,911	(12,566)	11,345	101,015
Janus Aspen Global Technology Service Class	—	(8,782)	(8,782)	73,486
LVIP Baron Growth Opportunities Standard Class	5,720	(8,552)	(2,832)	115,106
LVIP Baron Growth Opportunities Service Class	36,676	(93,930)	(57,254)	700,602
LVIP BlackRock Emerging Markets RPM Standard Class	46,678	(17,297)	29,381	7,425
LVIP BlackRock Equity Dividend RPM Standard Class	256,500	(86,175)	170,325	229,034
LVIP BlackRock Inflation Protected Bond Standard Class	185,952	(59,345)	126,607	(44,241)
LVIP Capital Growth Standard Class	15,194	(31,597)	(16,403)	148,810
LVIP Clarion Global Real Estate Standard Class	361,251	(60,969)	300,282	285,339
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	—	(26,278)	(26,278)	49,146
LVIP Delaware Bond Standard Class	2,041,593	(483,901)	1,557,692	600,471

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
ABVPSF Global Thematic Growth Class A	$—	$183,670	$7,962	$169,152
ABVPSF Growth and Income Class A	—	1,063,891	354,358	1,571,549
ABVPSF International Value Class A	—	(15,455)	(900,763)	(622,110)
ABVPSF Large Cap Growth Class A	—	303,022	(2,253)	288,873
ABVPSF Small/Mid Cap Value Class A	2,719,418	4,064,743	(2,116,375)	1,989,404
American Century VP Inflation Protection Class I	326,986	169,060	117,024	412,661
American Funds Global Growth Class 2	3,453,167	4,557,214	(4,106,688)	704,035
American Funds Global Small Capitalization Class 2	169,596	1,843,505	(1,118,261)	581,605
American Funds Growth Class 2	7,758,727	16,074,371	(3,910,523)	12,658,884
American Funds Growth-Income Class 2	6,868,330	13,719,642	(1,138,017)	13,786,982
American Funds International Class 2	—	1,999,050	(5,761,687)	(2,897,952)
BlackRock Global Allocation V.I. Class I	7,476,403	7,912,946	(8,749,994)	899,894
ClearBridge Variable Mid Cap Core Class I	55,926	49,344	(31,002)	19,071
Delaware VIP Diversified Income Standard Class	—	103,675	1,016,391	1,792,321
Delaware VIP Emerging Markets Standard Class	148,488	968,201	(4,554,652)	(3,541,671)
Delaware VIP High Yield Standard Class	374,823	622,677	(2,141,655)	(65,922)
Delaware VIP Limited-Term Diversified Income Standard Class	—	(20,511)	15,181	216,218
Delaware VIP REIT Standard Class	—	1,444,977	7,491,131	9,228,349
Delaware VIP Small Cap Value Standard Class	4,215,710	6,923,372	(4,283,456)	2,639,874
Delaware VIP Smid Cap Growth Standard Class	2,974,196	4,348,934	(3,215,305)	988,957
Delaware VIP U.S. Growth Standard Class	764,568	1,123,509	454,920	1,544,738
Delaware VIP Value Standard Class	—	1,825,826	1,825,566	3,984,745
Deutsche Alternative Asset Allocation VIP Class A	49,692	74,497	17,068	201,109
Deutsche Equity 500 Index VIP Class A	1,461,179	4,123,527	562,673	5,267,530
Deutsche Small Cap Index VIP Class A	637,766	1,407,388	(1,011,984)	441,952
Fidelity VIP Asset Manager Initial Class	34,868	54,520	(22,811)	38,343
Fidelity VIP Contrafund Service Class	2,056,582	6,514,403	3,368,746	10,265,852
Fidelity VIP Equity-Income Initial Class	31,250	119,414	13,204	182,229
Fidelity VIP Equity-Income Service Class	95,931	373,739	6,351	532,655
Fidelity VIP Growth Service Class	—	807,425	612,519	1,352,880
Fidelity VIP Growth Opportunities Service Class	3,197	350,492	36,298	375,244
Fidelity VIP High Income Service Class	—	8,431	(87,000)	9,596
Fidelity VIP Investment Grade Bond Initial Class	498	(5,760)	50,906	65,092
Fidelity VIP Mid Cap Service Class	722,203	1,171,710	769,597	1,840,852
Fidelity VIP Overseas Service Class	1,646	191,181	(863,212)	(619,606)
Franklin Income VIP Class 1	—	248,354	(747,871)	946,083
Franklin Mutual Shares VIP Class 1	133,903	742,961	360,158	1,579,589
Franklin Small-Mid Cap Growth VIP Class 1	2,540,919	3,107,525	(2,086,278)	952,385
Invesco V.I. American Franchise Series I	—	633,110	346,374	920,960
Invesco V.I. Core Equity Series I	79,555	977,768	217,257	1,249,651
Invesco V.I. Diversified Income Series I	—	2,061	14,291	45,812
Invesco V.I. International Growth Series I	—	331,351	(435,628)	(29,448)
Janus Aspen Balanced Institutional Class	274,301	501,406	176,633	802,291
Janus Aspen Balanced Service Class	221,012	548,988	8,068	643,659
Janus Aspen Enterprise Service Class	237,484	671,325	(283,642)	370,704
Janus Aspen Global Research Institutional Class	—	467,895	159,724	687,529
Janus Aspen Global Research Service Class	—	101,015	50,899	163,259
Janus Aspen Global Technology Service Class	98,627	172,113	(32,063)	131,268
LVIP Baron Growth Opportunities Standard Class	8,166	123,272	(65,294)	55,146
LVIP Baron Growth Opportunities Service Class	105,974	806,576	170,490	919,812
LVIP BlackRock Emerging Markets RPM Standard Class	—	7,425	(222,046)	(185,240)
LVIP BlackRock Equity Dividend RPM Standard Class	—	229,034	91,017	490,376
LVIP BlackRock Inflation Protected Bond Standard Class	—	(44,241)	150,622	232,988
LVIP Capital Growth Standard Class	13,607	162,417	689,887	835,901
LVIP Clarion Global Real Estate Standard Class	—	285,339	932,402	1,518,023
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	—	49,146	(355,648)	(332,780)
LVIP Delaware Bond Standard Class	535,914	1,136,385	2,247,143	4,941,220

Lincoln Life Flexible Premium Variable Life Account M

Statements of operations (continued)

Year Ended December 31, 2014

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP Delaware Diversified Floating Rate Standard Class	$174,419	$(61,160)	$113,259	$8,157
LVIP Delaware Foundation Aggressive Allocation Standard Class	75,016	(19,411)	55,605	157,717
LVIP Delaware Growth and Income Standard Class	65,298	(16,462)	48,836	146,594
LVIP Delaware Social Awareness Standard Class	86,740	(26,411)	60,329	270,360
LVIP Delaware Special Opportunities Standard Class	87,174	(34,970)	52,204	170,546
LVIP Dimensional Non-U.S. Equity RPM Standard Class	138,893	(24,510)	114,383	8,523
LVIP Dimensional U.S. Equity RPM Standard Class	83,963	(34,070)	49,893	63,077
LVIP Dimensional/Vanguard Total Bond Standard Class	324,810	(70,239)	254,571	3,772
LVIP Global Income Standard Class	55,383	(38,032)	17,351	7,877
LVIP Invesco Diversified Equity Income RPM Standard Class	2,464	(750)	1,714	8
LVIP JPMorgan High Yield Standard Class	957,001	(95,831)	861,170	91,025
LVIP JPMorgan Mid Cap Value RPM Standard Class	78,948	(41,529)	37,419	95,008
LVIP Managed Risk Profile 2010 Standard Class	5,848	(1,550)	4,298	31,984
LVIP Managed Risk Profile 2020 Standard Class	21,440	(5,218)	16,222	57,234
LVIP Managed Risk Profile 2030 Standard Class	50,825	(12,408)	38,417	21,106
LVIP Managed Risk Profile 2040 Standard Class	84,063	(17,334)	66,729	260,087
LVIP Managed Risk Profile Conservative Standard Class	612,740	(143,008)	469,732	267,553
LVIP Managed Risk Profile Growth Standard Class	1,908,772	(430,846)	1,477,926	1,206,097
LVIP Managed Risk Profile Moderate Standard Class	1,751,184	(432,145)	1,319,039	890,819
LVIP MFS International Growth Standard Class	152,118	(61,129)	90,989	109,981
LVIP MFS Value Standard Class	935,571	(154,368)	781,203	622,757
LVIP Mid-Cap Value Standard Class	22,100	(28,157)	(6,057)	228,846
LVIP Mondrian International Value Standard Class	899,873	(111,793)	788,080	455,517
LVIP Money Market Standard Class	22,820	(475,127)	(452,307)	—
LVIP Multi-Manager Global Equity RPM Standard Class	312	(30)	282	4
LVIP SSgA Bond Index Standard Class	184,309	(42,426)	141,883	20,970
LVIP SSgA Conservative Index Allocation Standard Class	115,495	(32,494)	83,001	12,448
LVIP SSgA Conservative Structured Allocation Standard Class	115,108	(23,118)	91,990	29,700
LVIP SSgA Developed International 150 Standard Class	194,755	(19,366)	175,389	56,834
LVIP SSgA Emerging Markets 100 Standard Class	403,334	(59,014)	344,320	(290,848)
LVIP SSgA Global Tactical Allocation RPM Standard Class	429,778	(91,244)	338,534	226,094
LVIP SSgA International Index Standard Class	307,015	(41,435)	265,580	123,568
LVIP SSgA Large Cap 100 Standard Class	267,733	(41,511)	226,222	365,969
LVIP SSgA Moderate Index Allocation Standard Class	383,960	(67,573)	316,387	79,672
LVIP SSgA Moderate Structured Allocation Standard Class	633,356	(109,391)	523,965	90,846
LVIP SSgA Moderately Aggressive Index Allocation Standard Class	616,313	(118,735)	497,578	95,640
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class	585,628	(82,658)	502,970	48,945
LVIP SSgA S&P 500 Index Standard Class	1,681,060	(349,302)	1,331,758	1,819,889
LVIP SSgA Small-Cap Index Standard Class	132,003	(61,146)	70,857	279,336
LVIP SSgA Small-Mid Cap 200 Standard Class	333,507	(44,051)	289,456	123,604
LVIP T. Rowe Price Growth Stock Standard Class	—	(78,140)	(78,140)	458,560
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	23,454	(43,578)	(20,124)	444,455
LVIP Templeton Growth RPM Standard Class	110,971	(32,799)	78,172	72,932
LVIP UBS Large Cap Growth RPM Standard Class	—	(43,523)	(43,523)	565,005
LVIP Vanguard Domestic Equity ETF Standard Class	378,219	(78,731)	299,488	264,144
LVIP Vanguard International Equity ETF Standard Class	372,882	(68,809)	304,073	86,738
LVIP VIP Mid Cap RPM Standard Class	1,161	(288)	873	(15)
M Capital Appreciation	—	(8,113)	(8,113)	83,708
M International Equity	56,985	(12,015)	44,970	(138)
M Large Cap Growth	1,088	(13,596)	(12,508)	178,326
M Large Cap Value	25,371	(11,093)	14,278	63,288
MFS VIT Core Equity Initial Class	6,463	(3,696)	2,767	70,687
MFS VIT Growth Initial Class	19,734	(90,719)	(70,985)	1,249,549
MFS VIT Total Return Initial Class	538,781	(152,463)	386,318	905,118
MFS VIT Utilities Initial Class	664,538	(162,372)	502,166	1,431,569
NB AMT Large Cap Value I Class	10,531	(7,857)	2,674	93,135
NB AMT Mid Cap Growth I Class	—	(101,399)	(101,399)	1,474,099

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Delaware Diversified Floating Rate Standard Class	$—	$8,157	$(142,129)	$(20,713)
LVIP Delaware Foundation Aggressive Allocation Standard Class	—	157,717	(83,500)	129,822
LVIP Delaware Growth and Income Standard Class	176,695	323,289	20,916	393,041
LVIP Delaware Social Awareness Standard Class	276,559	546,919	121,951	729,199
LVIP Delaware Special Opportunities Standard Class	314,839	485,385	(118,119)	419,470
LVIP Dimensional Non-U.S. Equity RPM Standard Class	—	8,523	(614,877)	(491,971)
LVIP Dimensional U.S. Equity RPM Standard Class	—	63,077	242,618	355,588
LVIP Dimensional/Vanguard Total Bond Standard Class	12,442	16,214	188,767	459,552
LVIP Global Income Standard Class	13,129	21,006	71,588	109,945
LVIP Invesco Diversified Equity Income RPM Standard Class	1,251	1,259	(3,030)	(57)
LVIP JPMorgan High Yield Standard Class	68,470	159,495	(794,981)	225,684
LVIP JPMorgan Mid Cap Value RPM Standard Class	—	95,008	498,758	631,185
LVIP Managed Risk Profile 2010 Standard Class	—	31,984	(22,725)	13,557
LVIP Managed Risk Profile 2020 Standard Class	—	57,234	(35,491)	37,965
LVIP Managed Risk Profile 2030 Standard Class	—	21,106	19,812	79,335
LVIP Managed Risk Profile 2040 Standard Class	—	260,087	(217,772)	109,044
LVIP Managed Risk Profile Conservative Standard Class	345,459	613,012	230,512	1,313,256
LVIP Managed Risk Profile Growth Standard Class	—	1,206,097	(339,647)	2,344,376
LVIP Managed Risk Profile Moderate Standard Class	—	890,819	635,534	2,845,392
LVIP MFS International Growth Standard Class	—	109,981	(946,056)	(745,086)
LVIP MFS Value Standard Class	—	622,757	1,993,053	3,397,013
LVIP Mid-Cap Value Standard Class	—	228,846	202,325	425,114
LVIP Mondrian International Value Standard Class	—	455,517	(1,952,964)	(709,367)
LVIP Money Market Standard Class	—	—	—	(452,307)
LVIP Multi-Manager Global Equity RPM Standard Class	22	26	(217)	91
LVIP SSgA Bond Index Standard Class	4,870	25,840	219,439	387,162
LVIP SSgA Conservative Index Allocation Standard Class	39,311	51,759	76,527	211,287
LVIP SSgA Conservative Structured Allocation Standard Class	65,914	95,614	(10,868)	176,736
LVIP SSgA Developed International 150 Standard Class	116,008	172,842	(590,716)	(242,485)
LVIP SSgA Emerging Markets 100 Standard Class	—	(290,848)	(535,950)	(482,478)
LVIP SSgA Global Tactical Allocation RPM Standard Class	—	226,094	33,845	598,473
LVIP SSgA International Index Standard Class	—	123,568	(1,080,257)	(691,109)
LVIP SSgA Large Cap 100 Standard Class	346,850	712,819	268,168	1,207,209
LVIP SSgA Moderate Index Allocation Standard Class	53,864	133,536	(62,456)	387,467
LVIP SSgA Moderate Structured Allocation Standard Class	191,838	282,684	20,823	827,472
LVIP SSgA Moderately Aggressive Index Allocation Standard Class	95,085	190,725	(129,378)	558,925
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class	198,089	247,034	(82,507)	667,497
LVIP SSgA S&P 500 Index Standard Class	675,595	2,495,484	4,459,699	8,286,941
LVIP SSgA Small-Cap Index Standard Class	349,767	629,103	38,371	738,331
LVIP SSgA Small-Mid Cap 200 Standard Class	368,102	491,706	(418,824)	362,338
LVIP T. Rowe Price Growth Stock Standard Class	—	458,560	908,820	1,289,240
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	514,441	958,896	(10,548)	928,224
LVIP Templeton Growth RPM Standard Class	—	72,932	(337,760)	(186,656)
LVIP UBS Large Cap Growth RPM Standard Class	—	565,005	(86,749)	434,733
LVIP Vanguard Domestic Equity ETF Standard Class	60,996	325,140	1,055,430	1,680,058
LVIP Vanguard International Equity ETF Standard Class	—	86,738	(1,359,616)	(968,805)
LVIP VIP Mid Cap RPM Standard Class	—	(15)	(1,657)	(799)
M Capital Appreciation	160,882	244,590	(54,455)	182,022
M International Equity	—	(138)	(223,890)	(179,058)
M Large Cap Growth	339,579	517,905	(250,121)	255,276
M Large Cap Value	239,247	302,535	(127,520)	189,293
MFS VIT Core Equity Initial Class	—	70,687	10,918	84,372
MFS VIT Growth Initial Class	1,259,337	2,508,886	(869,555)	1,568,346
MFS VIT Total Return Initial Class	749,889	1,655,007	158,675	2,200,000
MFS VIT Utilities Initial Class	1,165,420	2,596,989	263,439	3,362,594
NB AMT Large Cap Value I Class	—	93,135	30,424	126,233
NB AMT Mid Cap Growth I Class	7,797,810	9,271,909	(7,897,281)	1,273,229

Lincoln Life Flexible Premium Variable Life Account M

Statements of operations (continued)

Year Ended December 31, 2014

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
NB AMT Mid Cap Intrinsic Value I Class	$64,656	$(33,702)	$30,954	$421,933
PIMCO VIT CommodityRealReturn Strategy Administrative Class	50,496	(64,867)	(14,371)	(316,529)
Putnam VT Global Health Care Class IB	5,985	(12,093)	(6,108)	164,569
Putnam VT Growth & Income Class IB	22,908	(8,421)	14,487	83,329
Templeton Foreign VIP Class 1	31,140	(8,244)	22,896	38,963
Templeton Foreign VIP Class 2	78,665	(24,136)	54,529	130,442
Templeton Global Bond VIP Class 1	649,828	(66,614)	583,214	24,559
Templeton Growth VIP Class 1	125,931	(44,128)	81,803	497,086
Templeton Growth VIP Class 2	18,320	(6,950)	11,370	87,947

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
NB AMT Mid Cap Intrinsic Value I Class	$171,268	$593,201	$140,038	$764,193
PIMCO VIT CommodityRealReturn Strategy Administrative Class	—	(316,529)	(2,674,533)	(3,005,433)
Putnam VT Global Health Care Class IB	216,987	381,556	208,471	583,919
Putnam VT Growth & Income Class IB	—	83,329	68,225	166,041
Templeton Foreign VIP Class 1	—	38,963	(231,318)	(169,459)
Templeton Foreign VIP Class 2	—	130,442	(673,668)	(488,697)
Templeton Global Bond VIP Class 1	—	24,559	(427,701)	180,072
Templeton Growth VIP Class 1	—	497,086	(826,823)	(247,934)
Templeton Growth VIP Class 2	—	87,947	(135,093)	(35,776)

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets

Years Ended December 31, 2013 and 2014

	ABVPSF Global Thematic Growth Class A Subaccount	ABVPSF Growth and Income Class A Subaccount	ABVPSF International Value Class A Subaccount	ABVPSF Large Cap Growth Class A Subaccount	ABVPSF Small/Mid Cap Value Class A Subaccount	American Century VP Inflation Protection Class I Subaccount	American Funds Global Growth Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2013	$2,672,428	$14,187,174	$7,728,674	$2,131,680	$14,669,602	$17,270,393	$20,437,071
Changes From Operations:
• Net investment income (loss)	(9,112)	125,798	474,193	(11,301)	11,378	194,374	201,515
• Net realized gain (loss) on investments	112,912	644,762	(83,084)	280,253	2,035,909	586,032	854,236
• Net change in unrealized appreciation or depreciation on investments	557,709	3,986,977	1,283,570	409,416	3,564,152	(2,183,161)	5,308,351
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	661,509	4,757,537	1,674,679	678,368	5,611,439	(1,402,755)	6,364,102
Change From Unit Transactions:
• Contract purchases	697,586	823,840	635,171	2,576	2,086,665	1,049,487	4,213,562
• Contract withdrawals	(296,065)	(1,382,768)	(626,688)	(413,275)	(1,543,153)	(1,439,379)	(2,554,634)
• Contract transfers	107,260	(310,170)	(420,331)	(209,298)	840,465	(1,914,586)	2,239,370
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	508,781	(869,098)	(411,848)	(619,997)	1,383,977	(2,304,478)	3,898,298
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,170,290	3,888,439	1,262,831	58,371	6,995,416	(3,707,233)	10,262,400
NET ASSETS AT DECEMBER 31, 2013	3,842,718	18,075,613	8,991,505	2,190,051	21,665,018	13,563,160	30,699,471
Changes From Operations:
• Net investment income (loss)	(22,480)	153,300	294,108	(11,896)	41,036	126,577	253,509
• Net realized gain (loss) on investments	183,670	1,063,891	(15,455)	303,022	4,064,743	169,060	4,557,214
• Net change in unrealized appreciation or depreciation on investments	7,962	354,358	(900,763)	(2,253)	(2,116,375)	117,024	(4,106,688)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	169,152	1,571,549	(622,110)	288,873	1,989,404	412,661	704,035
Change From Unit Transactions:
• Contract purchases	838,351	838,275	590,706	71,513	2,599,238	814,180	6,629,506
• Contract withdrawals	(412,036)	(1,597,656)	(592,082)	(228,667)	(2,348,140)	(1,257,736)	(3,051,171)
• Contract transfers	174,373	(258,717)	496,323	35,269	2,202,648	(844,579)	4,941,007
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	600,688	(1,018,098)	494,947	(121,885)	2,453,746	(1,288,135)	8,519,342
TOTAL INCREASE (DECREASE) IN NET ASSETS	769,840	553,451	(127,163)	166,988	4,443,150	(875,474)	9,223,377
NET ASSETS AT DECEMBER 31, 2014	$4,612,558	$18,629,064	$8,864,342	$2,357,039	$26,108,168	$12,687,686	$39,922,848

See accompanying notes.

	American Funds Global Small Capitalization Class 2 Subaccount	American Funds Growth Class 2 Subaccount	American Funds Growth- Income Class 2 Subaccount	American Funds International Class 2 Subaccount	BlackRock Global Allocation V.I. Class I Subaccount	ClearBridge Variable Mid Cap Core Class I Subaccount
NET ASSETS AT JANUARY 1, 2013	$25,368,384	$109,242,276	$89,706,072	$55,564,847	$28,771,508	$—
Changes From Operations:
• Net investment income (loss)	93,374	511,233	953,180	602,998	433,949	—
• Net realized gain (loss) on investments	987,594	5,689,217	4,316,641	1,214,559	2,260,820	—
• Net change in unrealized appreciation or depreciation on investments	6,025,134	25,989,060	25,126,815	10,815,484	2,678,243	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,106,102	32,189,510	30,396,636	12,633,041	5,373,012	—
Change From Unit Transactions:
• Contract purchases	3,712,626	12,280,764	14,003,387	9,441,542	14,026,660	—
• Contract withdrawals	(3,044,800)	(11,814,912)	(10,398,030)	(6,160,204)	(3,983,241)	—
• Contract transfers	1,131,294	2,376,305	4,680,933	6,995,293	13,210,705	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,799,120	2,842,157	8,286,290	10,276,631	23,254,124	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	8,905,222	35,031,667	38,682,926	22,909,672	28,627,136	—
NET ASSETS AT DECEMBER 31, 2013	34,273,606	144,273,943	128,388,998	78,474,519	57,398,644	—
Changes From Operations:
• Net investment income (loss)	(143,639)	495,036	1,205,357	864,685	1,736,942	729
• Net realized gain (loss) on investments	1,843,505	16,074,371	13,719,642	1,999,050	7,912,946	49,344
• Net change in unrealized appreciation or depreciation on investments	(1,118,261)	(3,910,523)	(1,138,017)	(5,761,687)	(8,749,994)	(31,002)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	581,605	12,658,884	13,786,982	(2,897,952)	899,894	19,071
Change From Unit Transactions:
• Contract purchases	5,242,467	23,353,913	15,779,341	11,507,240	25,180,180	672,328
• Contract withdrawals	(3,297,298)	(13,722,102)	(11,850,127)	(6,531,514)	(6,827,627)	(84,731)
• Contract transfers	4,875,794	5,934,982	10,641,626	13,306,719	22,707,258	305,994
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	6,820,963	15,566,793	14,570,840	18,282,445	41,059,811	893,591
TOTAL INCREASE (DECREASE) IN NET ASSETS	7,402,568	28,225,677	28,357,822	15,384,493	41,959,705	912,662
NET ASSETS AT DECEMBER 31, 2014	$41,676,174	$172,499,620	$156,746,820	$93,859,012	$99,358,349	$912,662

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	Delaware VIP Diversified Income Standard Class Subaccount	Delaware VIP Emerging Markets Standard Class Subaccount	Delaware VIP High Yield Standard Class Subaccount	Delaware VIP Limited-Term Diversified Income Standard Class Subaccount	Delaware VIP REIT Standard Class Subaccount	Delaware VIP Small Cap Value Standard Class Subaccount	Delaware VIP Smid Cap Growth Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$33,629,454	$28,117,446	$21,413,884	$10,942,413	$27,363,416	$37,841,125	$21,863,766
Changes From Operations:
• Net investment income (loss)	639,006	347,129	1,496,555	134,567	287,595	65,934	(134,895)
• Net realized gain (loss) on investments	461,878	422,384	310,003	(49,333)	869,695	3,998,006	2,635,003
• Net change in unrealized appreciation or depreciation on investments	(1,730,255)	2,304,796	28,909	(239,236)	(753,979)	8,048,196	6,552,501
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(629,371)	3,074,309	1,835,467	(154,002)	403,311	12,112,136	9,052,609
Change From Unit Transactions:
• Contract purchases	4,613,994	3,728,507	1,429,147	3,100,698	2,980,406	3,555,791	2,781,945
• Contract withdrawals	(3,653,653)	(2,868,114)	(1,941,847)	(1,211,954)	(3,237,492)	(4,578,709)	(2,828,653)
• Contract transfers	2,939,317	5,290,277	473,301	2,006,048	3,272,026	360,491	1,579,083
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,899,658	6,150,670	(39,399)	3,894,792	3,014,940	(662,427)	1,532,375
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,270,287	9,224,979	1,796,068	3,740,790	3,418,251	11,449,709	10,584,984
NET ASSETS AT DECEMBER 31, 2013	36,899,741	37,342,425	23,209,952	14,683,203	30,781,667	49,290,834	32,448,750
Changes From Operations:
• Net investment income (loss)	672,255	44,780	1,453,056	221,548	292,241	(42)	(144,672)
• Net realized gain (loss) on investments	103,675	968,201	622,677	(20,511)	1,444,977	6,923,372	4,348,934
• Net change in unrealized appreciation or depreciation on investments	1,016,391	(4,554,652)	(2,141,655)	15,181	7,491,131	(4,283,456)	(3,215,305)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,792,321	(3,541,671)	(65,922)	216,218	9,228,349	2,639,874	988,957
Change From Unit Transactions:
• Contract purchases	4,731,806	4,473,097	1,254,023	4,981,367	3,746,024	3,627,268	2,839,918
• Contract withdrawals	(3,910,814)	(3,440,327)	(1,866,527)	(1,673,274)	(3,457,869)	(4,330,320)	(3,341,864)
• Contract transfers	3,549,745	6,298,216	(2,786,592)	5,374,070	2,557,130	1,863,195	2,055,464
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,370,737	7,330,986	(3,399,096)	8,682,163	2,845,285	1,160,143	1,553,518
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,163,058	3,789,315	(3,465,018)	8,898,381	12,073,634	3,800,017	2,542,475
NET ASSETS AT DECEMBER 31, 2014	$43,062,799	$41,131,740	$19,744,934	$23,581,584	$42,855,301	$53,090,851	$34,991,225

See accompanying notes.

	Delaware VIP U.S. Growth Standard Class Subaccount	Delaware VIP Value Standard Class Subaccount	Deutsche Alternative Asset Allocation VIP Class A Subaccount	Deutsche Equity 500 Index VIP Class A Subaccount	Deutsche Small Cap Index VIP Class A Subaccount	Fidelity VIP Asset Manager Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$3,742,478	$16,107,073	$4,116,539	$37,140,643	$10,019,360	$721,246
Changes From Operations:
• Net investment income (loss)	(12,251)	231,541	66,128	503,451	116,756	7,638
• Net realized gain (loss) on investments	473,870	979,072	5,815	3,102,209	1,083,894	11,087
• Net change in unrealized appreciation or depreciation on investments	1,429,749	4,630,312	(24,934)	7,357,575	2,416,496	87,895
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,891,368	5,840,925	47,009	10,963,235	3,617,146	106,620
Change From Unit Transactions:
• Contract purchases	1,765,821	2,649,329	1,469,120	2,194,607	540,923	38,040
• Contract withdrawals	(588,573)	(2,151,786)	(333,808)	(5,132,241)	(888,773)	(109,613)
• Contract transfers	2,771,323	4,989,186	1,766,571	(1,065,218)	(595,136)	24,698
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,948,571	5,486,729	2,901,883	(4,002,852)	(942,986)	(46,875)
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,839,939	11,327,654	2,948,892	6,960,383	2,674,160	59,745
NET ASSETS AT DECEMBER 31, 2013	9,582,417	27,434,727	7,065,431	44,101,026	12,693,520	780,991
Changes From Operations:
• Net investment income (loss)	(33,691)	333,353	109,544	581,330	46,548	6,634
• Net realized gain (loss) on investments	1,123,509	1,825,826	74,497	4,123,527	1,407,388	54,520
• Net change in unrealized appreciation or depreciation on investments	454,920	1,825,566	17,068	562,673	(1,011,984)	(22,811)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,544,738	3,984,745	201,109	5,267,530	441,952	38,343
Change From Unit Transactions:
• Contract purchases	2,502,442	3,359,228	1,433,688	2,041,593	481,480	34,275
• Contract withdrawals	(969,053)	(2,651,090)	(568,383)	(4,590,722)	(1,211,729)	(131,024)
• Contract transfers	3,222,644	4,307,525	2,078,289	(2,397,453)	(1,126,173)	(21,692)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,756,033	5,015,663	2,943,594	(4,946,582)	(1,856,422)	(118,441)
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,300,771	9,000,408	3,144,703	320,948	(1,414,470)	(80,098)
NET ASSETS AT DECEMBER 31, 2014	$15,883,188	$36,435,135	$10,210,134	$44,421,974	$11,279,050	$700,893

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	Fidelity VIP Contrafund Service Class Subaccount	Fidelity VIP Equity-Income Initial Class Subaccount	Fidelity VIP Equity-Income Service Class Subaccount	Fidelity VIP Growth Service Class Subaccount	Fidelity VIP Growth Opportunities Service Class Subaccount	Fidelity VIP High Income Service Class Subaccount	Fidelity VIP Investment Grade Bond Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$62,148,610	$2,100,041	$6,017,858	$7,132,511	$2,815,385	$1,634,476	$1,456,517
Changes From Operations:
• Net investment income (loss)	373,017	43,196	118,824	(33,042)	(7,990)	87,337	24,418
• Net realized gain (loss) on investments	2,665,406	199,458	606,246	480,640	232,987	8,699	13,447
• Net change in unrealized appreciation or depreciation on investments	16,452,595	301,673	849,703	2,304,723	772,778	(10,094)	(69,947)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	19,491,018	544,327	1,574,773	2,752,321	997,775	85,942	(32,082)
Change From Unit Transactions:
• Contract purchases	10,107,561	131,782	206,962	1,710,104	175,549	88,885	72,127
• Contract withdrawals	(7,905,826)	(352,569)	(663,578)	(1,101,042)	(587,365)	(195,857)	(332,911)
• Contract transfers	2,661,064	(38,397)	(111,862)	1,706,846	60,833	73,488	160,989
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,862,799	(259,184)	(568,478)	2,315,908	(350,983)	(33,484)	(99,795)
TOTAL INCREASE (DECREASE) IN NET ASSETS	24,353,817	285,143	1,006,295	5,068,229	646,792	52,458	(131,877)
NET ASSETS AT DECEMBER 31, 2013	86,502,427	2,385,184	7,024,153	12,200,740	3,462,177	1,686,934	1,324,640
Changes From Operations:
• Net investment income (loss)	382,703	49,611	152,565	(67,064)	(11,546)	88,165	19,946
• Net realized gain (loss) on investments	6,514,403	119,414	373,739	807,425	350,492	8,431	(5,760)
• Net change in unrealized appreciation or depreciation on investments	3,368,746	13,204	6,351	612,519	36,298	(87,000)	50,906
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,265,852	182,229	532,655	1,352,880	375,244	9,596	65,092
Change From Unit Transactions:
• Contract purchases	12,259,015	120,068	271,172	1,936,472	188,303	98,456	69,343
• Contract withdrawals	(8,165,787)	(461,611)	(654,321)	(1,160,415)	(493,149)	(179,161)	(226,455)
• Contract transfers	5,622,507	(10,529)	(237,515)	1,812,102	(112,451)	45,553	(14,790)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	9,715,735	(352,072)	(620,664)	2,588,159	(417,297)	(35,152)	(171,902)
TOTAL INCREASE (DECREASE) IN NET ASSETS	19,981,587	(169,843)	(88,009)	3,941,039	(42,053)	(25,556)	(106,810)
NET ASSETS AT DECEMBER 31, 2014	$106,484,014	$2,215,341	$6,936,144	$16,141,779	$3,420,124	$1,661,378	$1,217,830

See accompanying notes.

	Fidelity VIP Mid Cap Service Class Subaccount	Fidelity VIP Overseas Service Class Subaccount	Franklin Income VIP Class 1 Subaccount	Franklin Mutual Shares VIP Class 1 Subaccount	Franklin Small-Mid Cap Growth VIP Class 1 Subaccount	Invesco V.I. American Franchise Series I Subaccount
NET ASSETS AT JANUARY 1, 2013	$17,298,144	$5,766,876	$13,573,443	$12,900,466	$10,815,985	$10,044,227
Changes From Operations:
• Net investment income (loss)	(4,922)	43,176	1,055,223	329,763	(65,543)	(9,925)
• Net realized gain (loss) on investments	3,704,295	135,086	110,595	379,972	1,346,212	236,916
• Net change in unrealized appreciation or depreciation on investments	2,878,007	1,432,605	1,199,634	3,276,840	2,607,170	3,521,304
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,577,380	1,610,867	2,365,452	3,986,575	3,887,839	3,748,295
Change From Unit Transactions:
• Contract purchases	3,794,972	444,239	4,819,264	3,739,422	745,718	859,051
• Contract withdrawals	(2,027,245)	(489,663)	(1,844,010)	(1,593,261)	(1,053,040)	(1,606,508)
• Contract transfers	2,642,196	(448,014)	6,078,475	2,242,710	(657,869)	(262,881)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,409,923	(493,438)	9,053,729	4,388,871	(965,191)	(1,010,338)
TOTAL INCREASE (DECREASE) IN NET ASSETS	10,987,303	1,117,429	11,419,181	8,375,446	2,922,648	2,737,957
NET ASSETS AT DECEMBER 31, 2013	28,285,447	6,884,305	24,992,624	21,275,912	13,738,633	12,782,184
Changes From Operations:
• Net investment income (loss)	(100,455)	52,425	1,445,600	476,470	(68,862)	(58,524)
• Net realized gain (loss) on investments	1,171,710	191,181	248,354	742,961	3,107,525	633,110
• Net change in unrealized appreciation or depreciation on investments	769,597	(863,212)	(747,871)	360,158	(2,086,278)	346,374
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,840,852	(619,606)	946,083	1,579,589	952,385	920,960
Change From Unit Transactions:
• Contract purchases	4,711,715	657,376	5,631,861	4,609,921	778,116	792,219
• Contract withdrawals	(2,330,554)	(598,299)	(2,653,651)	(1,855,175)	(1,379,597)	(2,022,385)
• Contract transfers	3,857,814	462,752	9,967,524	3,111,575	(321,162)	(473,570)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	6,238,975	521,829	12,945,734	5,866,321	(922,643)	(1,703,736)
TOTAL INCREASE (DECREASE) IN NET ASSETS	8,079,827	(97,777)	13,891,817	7,445,910	29,742	(782,776)
NET ASSETS AT DECEMBER 31, 2014	$36,365,274	$6,786,528	$38,884,441	$28,721,822	$13,768,375	$11,999,408

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	Invesco V.I. Core Equity Series I Subaccount	Invesco V.I. Diversified Income Series I Subaccount	Invesco V.I. International Growth Series I Subaccount	Janus Aspen Balanced Institutional Class Subaccount	Janus Aspen Balanced Service Class Subaccount	Janus Aspen Enterprise Service Class Subaccount	Janus Aspen Global Research Institutional Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$14,974,474	$678,616	$5,784,451	$10,492,022	$7,263,086	$3,255,585	$9,090,544
Changes From Operations:
• Net investment income (loss)	140,062	29,683	40,654	105,502	62,399	(7,890)	70,641
• Net realized gain (loss) on investments	635,918	545	258,091	755,781	599,361	496,513	231,545
• Net change in unrealized appreciation or depreciation on investments	3,274,708	(33,513)	724,402	1,042,095	745,594	390,705	2,082,290
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,050,688	(3,285)	1,023,147	1,903,378	1,407,354	879,328	2,384,476
Change From Unit Transactions:
• Contract purchases	961,092	39,795	296,236	626,875	500,316	176,862	681,252
• Contract withdrawals	(2,288,860)	(161,173)	(619,672)	(1,800,717)	(658,001)	(468,044)	(1,393,538)
• Contract transfers	(508,150)	63,297	133,944	(366,384)	152,446	(402,649)	(170,727)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,835,918)	(58,081)	(189,492)	(1,540,226)	(5,239)	(693,831)	(883,013)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,214,770	(61,366)	833,655	363,152	1,402,115	185,497	1,501,463
NET ASSETS AT DECEMBER 31, 2013	17,189,244	617,250	6,618,106	10,855,174	8,665,201	3,441,082	10,592,007
Changes From Operations:
• Net investment income (loss)	54,626	29,460	74,829	124,252	86,603	(16,979)	59,910
• Net realized gain (loss) on investments	977,768	2,061	331,351	501,406	548,988	671,325	467,895
• Net change in unrealized appreciation or depreciation on investments	217,257	14,291	(435,628)	176,633	8,068	(283,642)	159,724
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,249,651	45,812	(29,448)	802,291	643,659	370,704	687,529
Change From Unit Transactions:
• Contract purchases	902,499	36,231	645,823	599,005	429,443	158,150	618,653
• Contract withdrawals	(2,052,235)	(71,786)	(787,944)	(1,514,826)	(646,086)	(353,597)	(1,324,876)
• Contract transfers	(859,804)	1,734	812,004	(391,745)	(566,155)	(253,652)	(537,918)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,009,540)	(33,821)	669,883	(1,307,566)	(782,798)	(449,099)	(1,244,141)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(759,889)	11,991	640,435	(505,275)	(139,139)	(78,395)	(556,612)
NET ASSETS AT DECEMBER 31, 2014	$16,429,355	$629,241	$7,258,541	$10,349,899	$8,526,062	$3,362,687	$10,035,395

See accompanying notes.

	Janus Aspen Global Research Service Class Subaccount	Janus Aspen Global Technology Service Class Subaccount	LVIP Baron Growth Opportunities Standard Class Subaccount	LVIP Baron Growth Opportunities Service Class Subaccount	LVIP BlackRock Emerging Markets RPM Standard Class Subaccount	LVIP BlackRock Equity Dividend RPM Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$2,121,357	$1,453,876	$693,135	$8,683,803	$—	$5,112,341
Changes From Operations:
• Net investment income (loss)	11,471	(8,397)	(1,918)	(10,157)	7,154	121,869
• Net realized gain (loss) on investments	254,455	110,639	183,421	1,578,898	88	484,669
• Net change in unrealized appreciation or depreciation on investments	293,288	339,402	199,630	2,235,777	(9,286)	668,667
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	559,214	441,644	381,133	3,804,518	(2,044)	1,275,205
Change From Unit Transactions:
• Contract purchases	147,206	70,038	54,900	2,892,481	873,479	2,918,187
• Contract withdrawals	(290,687)	(299,393)	(84,498)	(1,231,146)	(73,766)	(886,745)
• Contract transfers	(59,891)	(87,270)	502,524	1,835,385	389,286	3,372,508
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(203,372)	(316,625)	472,926	3,496,720	1,188,999	5,403,950
TOTAL INCREASE (DECREASE) IN NET ASSETS	355,842	125,019	854,059	7,301,238	1,186,955	6,679,155
NET ASSETS AT DECEMBER 31, 2013	2,477,199	1,578,895	1,547,194	15,985,041	1,186,955	11,791,496
Changes From Operations:
• Net investment income (loss)	11,345	(8,782)	(2,832)	(57,254)	29,381	170,325
• Net realized gain (loss) on investments	101,015	172,113	123,272	806,576	7,425	229,034
• Net change in unrealized appreciation or depreciation on investments	50,899	(32,063)	(65,294)	170,490	(222,046)	91,017
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	163,259	131,268	55,146	919,812	(185,240)	490,376
Change From Unit Transactions:
• Contract purchases	140,236	66,273	70,724	2,568,451	1,026,877	3,082,494
• Contract withdrawals	(292,098)	(154,106)	(92,030)	(2,097,547)	(211,519)	(1,788,139)
• Contract transfers	68,362	2,437	(232,733)	3,054,659	2,041,253	4,771,775
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(83,500)	(85,396)	(254,039)	3,525,563	2,856,611	6,066,130
TOTAL INCREASE (DECREASE) IN NET ASSETS	79,759	45,872	(198,893)	4,445,375	2,671,371	6,556,506
NET ASSETS AT DECEMBER 31, 2014	$2,556,958	$1,624,767	$1,348,301	$20,430,416	$3,858,326	$18,348,002

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP BlackRock Inflation Protected Bond Standard Class Subaccount	LVIP Capital Growth Standard Class Subaccount	LVIP Clarion Global Real Estate Standard Class Subaccount	LVIP Columbia Small-Mid Cap Growth RPM Standard Class Subaccount	LVIP Delaware Bond Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Standard Class Subaccount	LVIP Delaware Foundation Aggressive Allocation Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$7,186,246	$2,943,198	$6,869,803	$2,648,281	$77,515,384	$2,015,644	$3,197,799
Changes From Operations:
• Net investment income (loss)	5,058	(15,827)	(41,397)	(15,272)	1,136,863	28,197	31,702
• Net realized gain (loss) on investments	157,740	69,739	209,830	128,117	1,556,596	2,323	94,536
• Net change in unrealized appreciation or depreciation on investments	(934,134)	1,295,302	16,018	494,630	(4,895,577)	(12,378)	468,078
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(771,336)	1,349,214	184,451	607,475	(2,202,118)	18,142	594,316
Change From Unit Transactions:
• Contract purchases	2,841,548	1,417,802	1,779,309	1,190,735	10,082,138	1,679,529	179,610
• Contract withdrawals	(886,769)	(400,322)	(671,507)	(661,754)	(7,821,824)	(516,961)	(240,788)
• Contract transfers	1,241,074	1,012,285	1,864,040	(66,099)	8,203,656	4,665,662	(236,533)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,195,853	2,029,765	2,971,842	462,882	10,463,970	5,828,230	(297,711)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,424,517	3,378,979	3,156,293	1,070,357	8,261,852	5,846,372	296,605
NET ASSETS AT DECEMBER 31, 2013	9,610,763	6,322,177	10,026,096	3,718,638	85,777,236	7,862,016	3,494,404
Changes From Operations:
• Net investment income (loss)	126,607	(16,403)	300,282	(26,278)	1,557,692	113,259	55,605
• Net realized gain (loss) on investments	(44,241)	162,417	285,339	49,146	1,136,385	8,157	157,717
• Net change in unrealized appreciation or depreciation on investments	150,622	689,887	932,402	(355,648)	2,247,143	(142,129)	(83,500)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	232,988	835,901	1,518,023	(332,780)	4,941,220	(20,713)	129,822
Change From Unit Transactions:
• Contract purchases	1,925,615	1,562,645	1,817,172	859,643	11,381,849	2,079,848	156,852
• Contract withdrawals	(949,764)	(567,928)	(1,023,879)	(351,932)	(10,096,555)	(791,896)	(333,720)
• Contract transfers	2,273,998	998,179	1,791,780	1,869,209	9,288,842	3,478,334	(263,598)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,249,849	1,992,896	2,585,073	2,376,920	10,574,136	4,766,286	(440,466)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,482,837	2,828,797	4,103,096	2,044,140	15,515,356	4,745,573	(310,644)
NET ASSETS AT DECEMBER 31, 2014	$13,093,600	$9,150,974	$14,129,192	$5,762,778	$101,292,592	$12,607,589	$3,183,760

See accompanying notes.

	LVIP Delaware Growth and Income Standard Class Subaccount	LVIP Delaware Social Awareness Standard Class Subaccount	LVIP Delaware Special Opportunities Standard Class Subaccount	LVIP Dimensional Non-U.S. Equity RPM Standard Class Subaccount	LVIP Dimensional U.S. Equity RPM Standard Class Subaccount	LVIP Dimensional/ Vanguard Total Bond Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$2,238,426	$3,199,531	$2,785,059	$909,157	$1,024,999	$2,451,174
Changes From Operations:
• Net investment income (loss)	39,701	28,741	36,652	48,567	31,395	75,283
• Net realized gain (loss) on investments	202,216	325,274	485,092	41,747	146,333	7,985
• Net change in unrealized appreciation or depreciation on investments	538,347	726,122	603,677	143,053	384,674	(220,077)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	780,264	1,080,137	1,125,421	233,367	562,402	(136,809)
Change From Unit Transactions:
• Contract purchases	262,889	262,483	468,371	1,080,813	1,826,786	2,707,092
• Contract withdrawals	(193,338)	(403,288)	(296,518)	(300,132)	(309,813)	(653,643)
• Contract transfers	305,495	75,915	1,461,139	1,348,788	1,575,413	3,405,556
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	375,046	(64,890)	1,632,992	2,129,469	3,092,386	5,459,005
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,155,310	1,015,247	2,758,413	2,362,836	3,654,788	5,322,196
NET ASSETS AT DECEMBER 31, 2013	3,393,736	4,214,778	5,543,472	3,271,993	4,679,787	7,773,370
Changes From Operations:
• Net investment income (loss)	48,836	60,329	52,204	114,383	49,893	254,571
• Net realized gain (loss) on investments	323,289	546,919	485,385	8,523	63,077	16,214
• Net change in unrealized appreciation or depreciation on investments	20,916	121,951	(118,119)	(614,877)	242,618	188,767
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	393,041	729,199	419,470	(491,971)	355,588	459,552
Change From Unit Transactions:
• Contract purchases	207,290	345,769	757,237	1,576,768	1,917,183	3,504,080
• Contract withdrawals	(153,447)	(468,427)	(442,348)	(396,748)	(491,854)	(903,954)
• Contract transfers	(380,293)	1,235,280	421,754	2,424,865	2,463,697	9,693,298
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(326,450)	1,112,622	736,643	3,604,885	3,889,026	12,293,424
TOTAL INCREASE (DECREASE) IN NET ASSETS	66,591	1,841,821	1,156,113	3,112,914	4,244,614	12,752,976
NET ASSETS AT DECEMBER 31, 2014	$3,460,327	$6,056,599	$6,699,585	$6,384,907	$8,924,401	$20,526,346

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP Global Income Standard Class Subaccount	LVIP Invesco Diversified Equity Income RPM Standard Class Subaccount	LVIP JPMorgan High Yield Standard Class Subaccount	LVIP JPMorgan Mid Cap Value RPM Standard Class Subaccount	LVIP Managed Risk Profile 2010 Standard Class Subaccount	LVIP Managed Risk Profile 2020 Standard Class Subaccount	LVIP Managed Risk Profile 2030 Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$4,933,530	$—	$5,460,497	$1,250,761	$312,193	$914,757	$1,710,703
Changes From Operations:
• Net investment income (loss)	(4,931)	—	549,616	9,921	2,521	8,757	16,730
• Net realized gain (loss) on investments	2,641	—	52,470	70,939	3,821	24,370	14,192
• Net change in unrealized appreciation or depreciation on investments	(160,128)	—	(93,410)	457,913	19,010	68,481	207,869
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(162,418)	—	508,676	538,773	25,352	101,608	238,791
Change From Unit Transactions:
• Contract purchases	1,485,895	—	3,182,685	1,291,369	5,590	79,867	183,004
• Contract withdrawals	(713,438)	—	(823,642)	(236,500)	(16,720)	(69,545)	(108,560)
• Contract transfers	2,065,596	—	5,099,719	2,299,659	(3,412)	33,447	124,219
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,838,053	—	7,458,762	3,354,528	(14,542)	43,769	198,663
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,675,635	—	7,967,438	3,893,301	10,810	145,377	437,454
NET ASSETS AT DECEMBER 31, 2013	7,609,165	—	13,427,935	5,144,062	323,003	1,060,134	2,148,157
Changes From Operations:
• Net investment income (loss)	17,351	1,714	861,170	37,419	4,298	16,222	38,417
• Net realized gain (loss) on investments	21,006	1,259	159,495	95,008	31,984	57,234	21,106
• Net change in unrealized appreciation or depreciation on investments	71,588	(3,030)	(794,981)	498,758	(22,725)	(35,491)	19,812
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	109,945	(57)	225,684	631,185	13,557	37,965	79,335
Change From Unit Transactions:
• Contract purchases	1,433,381	80,211	3,868,400	1,728,461	7,154	73,894	208,235
• Contract withdrawals	(1,046,607)	(11,815)	(1,603,742)	(582,821)	(40,678)	(167,126)	(125,271)
• Contract transfers	1,617,842	258,817	6,582,703	3,227,595	10,618	102,542	142,061
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,004,616	327,213	8,847,361	4,373,235	(22,906)	9,310	225,025
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,114,561	327,156	9,073,045	5,004,420	(9,349)	47,275	304,360
NET ASSETS AT DECEMBER 31, 2014	$9,723,726	$327,156	$22,500,980	$10,148,482	$313,654	$1,107,409	$2,452,517

See accompanying notes.

	LVIP Managed Risk Profile 2040 Standard Class Subaccount	LVIP Managed Risk Profile Conservative Standard Class Subaccount	LVIP Managed Risk Profile Growth Standard Class Subaccount	LVIP Managed Risk Profile Moderate Standard Class Subaccount	LVIP MFS International Growth Standard Class Subaccount	LVIP MFS Value Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$3,620,908	$13,414,642	$53,900,939	$51,085,734	$4,482,410	$11,713,778
Changes From Operations:
• Net investment income (loss)	27,727	364,093	947,759	912,041	40,962	325,139
• Net realized gain (loss) on investments	180,570	682,579	821,743	933,152	81,884	504,231
• Net change in unrealized appreciation or depreciation on investments	348,439	437,656	6,089,860	4,827,885	781,754	4,389,951
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	556,736	1,484,328	7,859,362	6,673,078	904,600	5,219,321
Change From Unit Transactions:
• Contract purchases	230,976	5,248,976	12,285,718	8,744,881	2,485,038	6,098,550
• Contract withdrawals	(266,100)	(1,703,585)	(5,936,141)	(5,767,906)	(598,826)	(1,640,196)
• Contract transfers	(299,165)	5,176,516	8,750,138	12,412,002	2,946,103	5,319,455
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(334,289)	8,721,907	15,099,715	15,388,977	4,832,315	9,777,809
TOTAL INCREASE (DECREASE) IN NET ASSETS	222,447	10,206,235	22,959,077	22,062,055	5,736,915	14,997,130
NET ASSETS AT DECEMBER 31, 2013	3,843,355	23,620,877	76,860,016	73,147,789	10,219,325	26,710,908
Changes From Operations:
• Net investment income (loss)	66,729	469,732	1,477,926	1,319,039	90,989	781,203
• Net realized gain (loss) on investments	260,087	613,012	1,206,097	890,819	109,981	622,757
• Net change in unrealized appreciation or depreciation on investments	(217,772)	230,512	(339,647)	635,534	(946,056)	1,993,053
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	109,044	1,313,256	2,344,376	2,845,392	(745,086)	3,397,013
Change From Unit Transactions:
• Contract purchases	197,128	6,682,962	14,601,406	10,194,140	2,299,681	7,372,645
• Contract withdrawals	(446,978)	(2,310,042)	(8,942,131)	(6,240,883)	(1,030,871)	(2,399,096)
• Contract transfers	8,456	2,141,753	9,889,683	10,058,578	3,543,692	5,547,714
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(241,394)	6,514,673	15,548,958	14,011,835	4,812,502	10,521,263
TOTAL INCREASE (DECREASE) IN NET ASSETS	(132,350)	7,827,929	17,893,334	16,857,227	4,067,416	13,918,276
NET ASSETS AT DECEMBER 31, 2014	$3,711,005	$31,448,806	$94,753,350	$90,005,016	$14,286,741	$40,629,184

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP Mid-Cap Value Standard Class Subaccount	LVIP Mondrian International Value Standard Class Subaccount	LVIP Money Market Standard Class Subaccount	LVIP Multi-Manager Global Equity RPM Standard Class Subaccount	LVIP SSgA Bond Index Standard Class Subaccount	LVIP SSgA Conservative Index Allocation Standard Class Subaccount	LVIP SSgA Conservative Structured Allocation Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$2,400,676	$14,767,625	$57,303,139	$—	$4,624,829	$1,228,984	$432,819
Changes From Operations:
• Net investment income (loss)	(6,404)	345,746	(329,436)	—	84,877	46,123	38,311
• Net realized gain (loss) on investments	129,779	186,884	—	—	26,485	8,851	3,528
• Net change in unrealized appreciation or depreciation on investments	805,534	2,702,722	—	—	(261,517)	77,856	34,840
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	928,909	3,235,352	(329,436)	—	(150,155)	132,830	76,679
Change From Unit Transactions:
• Contract purchases	947,054	2,058,700	235,693,984	—	1,176,801	605,252	684,597
• Contract withdrawals	(351,037)	(1,598,142)	(27,931,322)	—	(453,913)	(164,138)	(144,156)
• Contract transfers	485,792	851,296	(178,297,389)	—	609,427	1,978,990	1,127,416
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,081,809	1,311,854	29,465,273	—	1,332,315	2,420,104	1,667,857
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,010,718	4,547,206	29,135,837	—	1,182,160	2,552,934	1,744,536
NET ASSETS AT DECEMBER 31, 2013	4,411,394	19,314,831	86,438,976	—	5,806,989	3,781,918	2,177,355
Changes From Operations:
• Net investment income (loss)	(6,057)	788,080	(452,307)	282	141,883	83,001	91,990
• Net realized gain (loss) on investments	228,846	455,517	—	26	25,840	51,759	95,614
• Net change in unrealized appreciation or depreciation on investments	202,325	(1,952,964)	—	(217)	219,439	76,527	(10,868)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	425,114	(709,367)	(452,307)	91	387,162	211,287	176,736
Change From Unit Transactions:
• Contract purchases	1,249,144	2,102,993	334,244,825	40	1,422,770	771,780	446,336
• Contract withdrawals	(507,072)	(1,756,872)	(40,387,097)	(215)	(705,864)	(281,037)	(600,895)
• Contract transfers	2,417,243	2,801,142	(281,345,296)	19,463	3,409,379	1,983,622	2,537,687
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,159,315	3,147,263	12,512,432	19,288	4,126,285	2,474,365	2,383,128
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,584,429	2,437,896	12,060,125	19,379	4,513,447	2,685,652	2,559,864
NET ASSETS AT DECEMBER 31, 2014	$7,995,823	$21,752,727	$98,499,101	$19,379	$10,320,436	$6,467,570	$4,737,219

See accompanying notes.

	LVIP SSgA Developed International 150 Standard Class Subaccount	LVIP SSgA Emerging Markets 100 Standard Class Subaccount	LVIP SSgA Global Tactical Allocation RPM Standard Class Subaccount	LVIP SSgA International Index Standard Class Subaccount	LVIP SSgA Large Cap 100 Standard Class Subaccount	LVIP SSgA Moderate Index Allocation Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$822,649	$8,883,829	$9,835,168	$1,792,080	$1,743,801	$1,823,516
Changes From Operations:
• Net investment income (loss)	31,698	197,519	263,827	53,194	76,968	70,313
• Net realized gain (loss) on investments	27,021	(276,002)	96,696	48,970	387,822	26,651
• Net change in unrealized appreciation or depreciation on investments	148,076	(134,592)	696,048	446,165	368,699	331,707
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	206,795	(213,075)	1,056,571	548,329	833,489	428,671
Change From Unit Transactions:
• Contract purchases	406,351	1,890,688	6,095,369	1,030,709	1,397,335	2,457,683
• Contract withdrawals	(114,660)	(1,128,938)	(1,263,709)	(249,409)	(336,668)	(534,601)
• Contract transfers	248,420	1,574,307	564,205	1,678,742	921,064	2,237,241
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	540,111	2,336,057	5,395,865	2,460,042	1,981,731	4,160,323
TOTAL INCREASE (DECREASE) IN NET ASSETS	746,906	2,122,982	6,452,436	3,008,371	2,815,220	4,588,994
NET ASSETS AT DECEMBER 31, 2013	1,569,555	11,006,811	16,287,604	4,800,451	4,559,021	6,412,510
Changes From Operations:
• Net investment income (loss)	175,389	344,320	338,534	265,580	226,222	316,387
• Net realized gain (loss) on investments	172,842	(290,848)	226,094	123,568	712,819	133,536
• Net change in unrealized appreciation or depreciation on investments	(590,716)	(535,950)	33,845	(1,080,257)	268,168	(62,456)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(242,485)	(482,478)	598,473	(691,109)	1,207,209	387,467
Change From Unit Transactions:
• Contract purchases	2,713,207	3,090,153	1,871,096	2,915,014	3,684,687	7,350,520
• Contract withdrawals	(414,803)	(1,956,277)	(1,762,897)	(715,565)	(772,951)	(1,387,346)
• Contract transfers	2,498,112	2,164,549	2,167,653	4,990,914	3,335,757	6,206,398
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,796,516	3,298,425	2,275,852	7,190,363	6,247,493	12,169,572
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,554,031	2,815,947	2,874,325	6,499,254	7,454,702	12,557,039
NET ASSETS AT DECEMBER 31, 2014	$6,123,586	$13,822,758	$19,161,929	$11,299,705	$12,013,723	$18,969,549

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP SSgA Moderate Structured Allocation Standard Class Subaccount	LVIP SSgA Moderately Aggressive Index Allocation Standard Class Subaccount	LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Subaccount	LVIP SSgA S&P 500 Index Standard Class Subaccount	LVIP SSgA Small-Cap Index Standard Class Subaccount	LVIP SSgA Small-Mid Cap 200 Standard Class Subaccount	LVIP T. Rowe Price Growth Stock Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$3,426,187	$1,967,998	$3,221,074	$16,088,931	$3,761,965	$1,808,739	$4,335,781
Changes From Operations:
• Net investment income (loss)	228,332	147,738	199,421	426,123	26,364	108,511	(35,003)
• Net realized gain (loss) on investments	50,559	37,070	40,564	752,743	290,558	393,657	263,956
• Net change in unrealized appreciation or depreciation on investments	591,746	488,290	545,038	5,544,755	1,332,321	410,386	2,182,313
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	870,637	673,098	785,023	6,723,621	1,649,243	912,554	2,411,266
Change From Unit Transactions:
• Contract purchases	4,906,603	5,864,934	5,207,042	9,632,025	1,661,753	1,395,536	2,159,715
• Contract withdrawals	(1,025,573)	(941,288)	(727,290)	(2,681,431)	(478,197)	(275,709)	(853,001)
• Contract transfers	5,227,712	6,142,591	1,337,773	10,526,921	1,321,563	1,559,109	2,999,418
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	9,108,742	11,066,237	5,817,525	17,477,515	2,505,119	2,678,936	4,306,132
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,979,379	11,739,335	6,602,548	24,201,136	4,154,362	3,591,490	6,717,398
NET ASSETS AT DECEMBER 31, 2013	13,405,566	13,707,333	9,823,622	40,290,067	7,916,327	5,400,229	11,053,179
Changes From Operations:
• Net investment income (loss)	523,965	497,578	502,970	1,331,758	70,857	289,456	(78,140)
• Net realized gain (loss) on investments	282,684	190,725	247,034	2,495,484	629,103	491,706	458,560
• Net change in unrealized appreciation or depreciation on investments	20,823	(129,378)	(82,507)	4,459,699	38,371	(418,824)	908,820
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	827,472	558,925	667,497	8,286,941	738,331	362,338	1,289,240
Change From Unit Transactions:
• Contract purchases	5,224,937	7,678,308	6,462,597	29,375,869	3,564,243	1,892,273	2,596,733
• Contract withdrawals	(1,891,906)	(1,877,957)	(1,327,516)	(5,843,614)	(941,156)	(641,665)	(1,162,347)
• Contract transfers	6,017,089	9,216,424	4,721,753	22,632,347	5,226,522	3,470,657	5,184,035
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	9,350,120	15,016,775	9,856,834	46,164,602	7,849,609	4,721,265	6,618,421
TOTAL INCREASE (DECREASE) IN NET ASSETS	10,177,592	15,575,700	10,524,331	54,451,543	8,587,940	5,083,603	7,907,661
NET ASSETS AT DECEMBER 31, 2014	$23,583,158	$29,283,033	$20,347,953	$94,741,610	$16,504,267	$10,483,832	$18,960,840

See accompanying notes.

	LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Subaccount	LVIP Templeton Growth RPM Standard Class Subaccount	LVIP UBS Large Cap Growth RPM Standard Class Subaccount	LVIP Vanguard Domestic Equity ETF Standard Class Subaccount	LVIP Vanguard International Equity ETF Standard Class Subaccount	LVIP VIP Mid Cap RPM Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$2,997,458	$2,745,219	$7,666,006	$1,076,358	$824,498	$—
Changes From Operations:
• Net investment income (loss)	(21,528)	47,464	(35,884)	48,486	89,475	—
• Net realized gain (loss) on investments	261,530	103,676	312,648	94,122	22,043	—
• Net change in unrealized appreciation or depreciation on investments	965,304	490,831	1,594,130	719,784	268,791	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,205,306	641,971	1,870,894	862,392	380,309	—
Change From Unit Transactions:
• Contract purchases	1,173,989	724,815	1,172,967	2,356,008	2,471,499	—
• Contract withdrawals	(598,420)	(530,299)	(1,202,084)	(460,836)	(352,576)	—
• Contract transfers	1,277,902	1,628,355	17,130	2,577,528	1,990,043	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,853,471	1,822,871	(11,987)	4,472,700	4,108,966	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,058,777	2,464,842	1,858,907	5,335,092	4,489,275	—
NET ASSETS AT DECEMBER 31, 2013	6,056,235	5,210,061	9,524,913	6,411,450	5,313,773	—
Changes From Operations:
• Net investment income (loss)	(20,124)	78,172	(43,523)	299,488	304,073	873
• Net realized gain (loss) on investments	958,896	72,932	565,005	325,140	86,738	(15)
• Net change in unrealized appreciation or depreciation on investments	(10,548)	(337,760)	(86,749)	1,055,430	(1,359,616)	(1,657)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	928,224	(186,656)	434,733	1,680,058	(968,805)	(799)
Change From Unit Transactions:
• Contract purchases	1,636,303	867,558	864,667	4,533,673	5,307,029	14,262
• Contract withdrawals	(719,696)	(471,014)	(1,284,106)	(1,807,775)	(992,415)	(5,152)
• Contract transfers	2,369,136	1,991,731	(187,789)	10,984,548	10,248,471	104,927
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,285,743	2,388,275	(607,228)	13,710,446	14,563,085	114,037
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,213,967	2,201,619	(172,495)	15,390,504	13,594,280	113,238
NET ASSETS AT DECEMBER 31, 2014	$10,270,202	$7,411,680	$9,352,418	$21,801,954	$18,908,053	$113,238

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	M Capital Appreciation Subaccount	M International Equity Subaccount	M Large Cap Growth Subaccount	M Large Cap Value Subaccount	MFS VIT Core Equity Initial Class Subaccount	MFS VIT Growth Initial Class Subaccount	MFS VIT Total Return Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$1,165,279	$1,992,462	$2,155,606	$1,671,083	$742,626	$11,086,638	$25,173,336
Changes From Operations:
• Net investment income (loss)	(7,448)	42,047	425	42,169	3,791	(34,642)	335,637
• Net realized gain (loss) on investments	206,132	(22,743)	340,337	246,500	82,090	811,794	722,041
• Net change in unrealized appreciation or depreciation on investments	235,175	302,671	384,296	252,877	141,687	3,523,350	3,489,347
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	433,859	321,975	725,058	541,546	227,568	4,300,502	4,547,025
Change From Unit Transactions:
• Contract purchases	137,985	166,235	221,041	175,873	32,787	1,645,112	1,495,149
• Contract withdrawals	(93,017)	(131,561)	(135,490)	(115,680)	(115,192)	(1,662,518)	(2,776,595)
• Contract transfers	(120,375)	30,195	(353,145)	(206,188)	(62,605)	1,138,878	45,749
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(75,407)	64,869	(267,594)	(145,995)	(145,010)	1,121,472	(1,235,697)
TOTAL INCREASE (DECREASE) IN NET ASSETS	358,452	386,844	457,464	395,551	82,558	5,421,974	3,311,328
NET ASSETS AT DECEMBER 31, 2013	1,523,731	2,379,306	2,613,070	2,066,634	825,184	16,508,612	28,484,664
Changes From Operations:
• Net investment income (loss)	(8,113)	44,970	(12,508)	14,278	2,767	(70,985)	386,318
• Net realized gain (loss) on investments	244,590	(138)	517,905	302,535	70,687	2,508,886	1,655,007
• Net change in unrealized appreciation or depreciation on investments	(54,455)	(223,890)	(250,121)	(127,520)	10,918	(869,555)	158,675
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	182,022	(179,058)	255,276	189,293	84,372	1,568,346	2,200,000
Change From Unit Transactions:
• Contract purchases	138,403	146,906	229,029	166,314	28,507	2,406,881	1,564,847
• Contract withdrawals	(99,386)	(138,249)	(156,689)	(126,183)	(82,701)	(2,364,900)	(2,813,528)
• Contract transfers	(87,965)	154,418	(242,840)	(60,312)	(8,864)	2,687,074	(307,574)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(48,948)	163,075	(170,500)	(20,181)	(63,058)	2,729,055	(1,556,255)
TOTAL INCREASE (DECREASE) IN NET ASSETS	133,074	(15,983)	84,776	169,112	21,314	4,297,401	643,745
NET ASSETS AT DECEMBER 31, 2014	$1,656,805	$2,363,323	$2,697,846	$2,235,746	$846,498	$20,806,013	$29,128,409

See accompanying notes.

	MFS VIT Utilities Initial Class Subaccount	NB AMT Large Cap Value I Class Subaccount	NB AMT Mid Cap Growth I Class Subaccount	NB AMT Mid Cap Intrinsic Value I Class Subaccount	PIMCO VIT Commodity- RealReturn Strategy Administrative Class Subaccount	Putnam VT Global Health Care Class IB Subaccount
NET ASSETS AT JANUARY 1, 2013	$24,412,995	$1,427,717	$16,546,098	$5,320,440	$8,122,633	$1,757,169
Changes From Operations:
• Net investment income (loss)	478,669	8,340	(103,568)	34,761	106,623	7,785
• Net realized gain (loss) on investments	1,594,498	73,087	1,697,421	151,597	(428,079)	222,075
• Net change in unrealized appreciation or depreciation on investments	2,643,611	313,818	3,341,731	1,568,625	(1,201,640)	376,584
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,716,778	395,245	4,935,584	1,754,983	(1,523,096)	606,444
Change From Unit Transactions:
• Contract purchases	2,294,095	62,767	857,033	269,300	2,236,315	144,277
• Contract withdrawals	(3,644,611)	(306,261)	(1,778,779)	(554,303)	(729,251)	(204,903)
• Contract transfers	(75,241)	(63,210)	(1,039,406)	(567,799)	3,449,966	(126,497)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,425,757)	(306,704)	(1,961,152)	(852,802)	4,957,030	(187,123)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,291,021	88,541	2,974,432	902,181	3,433,934	419,321
NET ASSETS AT DECEMBER 31, 2013	27,704,016	1,516,258	19,520,530	6,222,621	11,556,567	2,176,490
Changes From Operations:
• Net investment income (loss)	502,166	2,674	(101,399)	30,954	(14,371)	(6,108)
• Net realized gain (loss) on investments	2,596,989	93,135	9,271,909	593,201	(316,529)	381,556
• Net change in unrealized appreciation or depreciation on investments	263,439	30,424	(7,897,281)	140,038	(2,674,533)	208,471
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,362,594	126,233	1,273,229	764,193	(3,005,433)	583,919
Change From Unit Transactions:
• Contract purchases	3,286,621	80,787	829,651	256,811	2,258,320	146,022
• Contract withdrawals	(3,297,777)	(207,651)	(2,208,526)	(500,591)	(1,314,467)	(290,317)
• Contract transfers	3,048,209	(69,629)	(324,819)	(432,205)	3,824,456	(19,771)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,037,053	(196,493)	(1,703,694)	(675,985)	4,768,309	(164,066)
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,399,647	(70,260)	(430,465)	88,208	1,762,876	419,853
NET ASSETS AT DECEMBER 31, 2014	$34,103,663	$1,445,998	$19,090,065	$6,310,829	$13,319,443	$2,596,343

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	Putnam VT Growth & Income Class IB Subaccount	Templeton Foreign VIP Class 1 Subaccount	Templeton Foreign VIP Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2013	$1,282,447	$1,639,321	$4,070,965
Changes From Operations:
• Net investment income (loss)	16,357	31,261	75,317
• Net realized gain (loss) on investments	100,023	28,737	90,992
• Net change in unrealized appreciation or depreciation on investments	313,775	260,767	688,687
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	430,155	320,765	854,996
Change From Unit Transactions:
• Contract purchases	69,167	86,041	300,960
• Contract withdrawals	(106,302)	(273,971)	(582,527)
• Contract transfers	(53,315)	(132,550)	(106,203)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(90,450)	(320,480)	(387,770)
TOTAL INCREASE (DECREASE) IN NET ASSETS	339,705	285	467,226
NET ASSETS AT DECEMBER 31, 2013	1,622,152	1,639,606	4,538,191
Changes From Operations:
• Net investment income (loss)	14,487	22,896	54,529
• Net realized gain (loss) on investments	83,329	38,963	130,442
• Net change in unrealized appreciation or depreciation on investments	68,225	(231,318)	(673,668)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	166,041	(169,459)	(488,697)
Change From Unit Transactions:
• Contract purchases	58,212	75,638	276,279
• Contract withdrawals	(281,859)	(253,290)	(614,816)
• Contract transfers	153,613	20,511	21,244
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(70,034)	(157,141)	(317,293)
TOTAL INCREASE (DECREASE) IN NET ASSETS	96,007	(326,600)	(805,990)
NET ASSETS AT DECEMBER 31, 2014	$1,718,159	$1,313,006	$3,732,201

See accompanying notes.

	Templeton Global Bond VIP Class 1 Subaccount	Templeton Growth VIP Class 1 Subaccount	Templeton Growth VIP Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2013	$13,849,630	$6,987,155	$1,229,799
Changes From Operations:
• Net investment income (loss)	575,055	168,427	28,953
• Net realized gain (loss) on investments	298,049	321,735	47,871
• Net change in unrealized appreciation or depreciation on investments	(725,680)	1,495,135	278,234
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	147,424	1,985,297	355,058
Change From Unit Transactions:
• Contract purchases	645,926	379,338	115,646
• Contract withdrawals	(1,031,960)	(817,058)	(185,323)
• Contract transfers	(1,307,791)	(397,892)	(82,984)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,693,825)	(835,612)	(152,661)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,546,401)	1,149,685	202,397
NET ASSETS AT DECEMBER 31, 2013	12,303,229	8,136,840	1,432,196
Changes From Operations:
• Net investment income (loss)	583,214	81,803	11,370
• Net realized gain (loss) on investments	24,559	497,086	87,947
• Net change in unrealized appreciation or depreciation on investments	(427,701)	(826,823)	(135,093)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	180,072	(247,934)	(35,776)
Change From Unit Transactions:
• Contract purchases	1,660,946	382,786	116,538
• Contract withdrawals	(913,794)	(551,471)	(301,148)
• Contract transfers	1,271,071	108,100	(71,501)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,018,223	(60,585)	(256,111)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,198,295	(308,519)	(291,887)
NET ASSETS AT DECEMBER 31, 2014	$14,501,524	$7,828,321	$1,140,309

Lincoln Life Flexible Premium Variable
Life Account M

Notes to financial statements

December 31, 2014

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln Life Flexible Premium Variable Life Account M (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on June 18, 1998, are part of the operations of the Company. The Variable Account consists of eighteen products as follows:

• VUL-I • Lincoln VULCV • Lincoln VULCV-II • Lincoln VULCV-III • Lincoln VULCV-IV • Lincoln VULDB • Lincoln VULDB-II • Lincoln VULDB-IV • MoneyGuard VUL • Lincoln VULONE • Lincoln Momentum VULONE	• Lincoln VULONE 2005 • Lincoln Momentum VULONE 2005 • Lincoln VULONE 2007 • Lincoln Momentum VULONE 2007 • Lincoln AssetEdge VUL • Lincoln VULONE 2012 • Lincoln VULONE 2014

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred twenty-three mutual funds (the Funds) of eighteen diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):

ABVPSF Global Thematic Growth Class A Portfolio

ABVPSF Growth and Income Class A Portfolio

ABVPSF International Value Class A Portfolio

ABVPSF Large Cap Growth Class A Portfolio

ABVPSF Small/Mid Cap Value Class A Portfolio

American Century Variable Portfolios, Inc. (American Century VP):

American Century VP Inflation Protection Class I Portfolio

American Funds Insurance Series (American Funds):

American Funds Global Growth Class 2 Fund

American Funds Global Small Capitalization Class 2 Fund

American Funds Growth Class 2 Fund

American Funds Growth-Income Class 2 Fund

American Funds International Class 2 Fund

BlackRock Variable Series Funds, Inc. (BlackRock):

BlackRock Global Allocation V.I. Class I Fund

Delaware VIP Trust (Delaware VIP):

Delaware VIP Diversified Income Standard Class Series

Delaware VIP Emerging Markets Standard Class Series

Delaware VIP High Yield Standard Class Series

Delaware VIP Limited-Term Diversified Income Standard Class Series

Delaware VIP REIT Standard Class Series

Delaware VIP Small Cap Value Standard Class Series

Delaware VIP Smid Cap Growth Standard Class Series

Delaware VIP U.S. Growth Standard Class Series

Delaware VIP Value Standard Class Series

Deutsche Variable Series II (Deutsche):

Deutsche Alternative Asset Allocation VIP Class A Portfolio

Deutsche Investments VIT Funds (Deutsche):

Deutsche Equity 500 Index VIP Class A Portfolio

Deutsche Small Cap Index VIP Class A Portfolio

Fidelity Variable Insurance Products Fund (Fidelity VIP):

Fidelity VIP Asset Manager Initial Class Portfolio

Fidelity VIP Contrafund Service Class Portfolio

Fidelity VIP Equity-Income Initial Class Portfolio

Fidelity VIP Equity-Income Service Class Portfolio

Fidelity VIP Growth Service Class Portfolio

Fidelity VIP Growth Opportunities Service Class Portfolio

Fidelity VIP High Income Service Class Portfolio

Fidelity VIP Investment Grade Bond Initial Class Portfolio

Fidelity VIP Mid Cap Service Class Portfolio

Fidelity VIP Overseas Service Class Portfolio

Franklin Templeton Variable Insurance Products Trust (FTVIPT):

Franklin Income VIP Class 1 Fund

Franklin Mutual Shares VIP Class 1 Fund

Franklin Small-Mid Cap Growth VIP Class 1 Fund

Templeton Foreign VIP Class 1 Fund

Templeton Foreign VIP Class 2 Fund

Templeton Global Bond VIP Class 1 Fund

Templeton Growth VIP Class 1 Fund

Templeton Growth VIP Class 2 Fund

Lincoln Life Flexible Premium Variable
Life Account M

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Invesco Variable Insurance Funds, Inc. (Invesco V.I.):

Invesco V.I. American Franchise Series I Fund

Invesco V.I. Core Equity Series I Fund

Invesco V.I. Diversified Income Series I Fund

Invesco V.I. International Growth Series I Fund

Janus Aspen Series:

Janus Aspen Balanced Institutional Class Portfolio

Janus Aspen Balanced Service Class Portfolio

Janus Aspen Enterprise Service Class Portfolio

Janus Aspen Global Research Institutional Class Portfolio

Janus Aspen Global Research Service Class Portfolio

Janus Aspen Global Technology Service Class Portfolio

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Mid Cap Core Class I Portfolio

Lincoln Variable Insurance Products Trust (LVIP)*:

LVIP Baron Growth Opportunities Standard Class Fund

LVIP Baron Growth Opportunities Service Class Fund

LVIP BlackRock Emerging Markets RPM Standard Class Fund

LVIP BlackRock Equity Dividend RPM Standard Class Fund

LVIP BlackRock Inflation Protected Bond Standard Class Fund

LVIP Capital Growth Standard Class Fund

LVIP Clarion Global Real Estate Standard Class Fund

LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund

LVIP Delaware Bond Standard Class Fund

LVIP Delaware Diversified Floating Rate Standard Class Fund

LVIP Delaware Foundation Aggressive Allocation Standard Class Fund

LVIP Delaware Growth and Income Standard Class Fund

LVIP Delaware Social Awareness Standard Class Fund

LVIP Delaware Special Opportunities Standard Class Fund

LVIP Dimensional Non-U.S. Equity RPM Standard Class Fund

LVIP Dimensional U.S. Equity RPM Standard Class Fund

LVIP Dimensional/Vanguard Total Bond Standard Class Fund

LVIP Global Income Standard Class Fund

LVIP Invesco Diversified Equity Income RPM Standard Class Fund

LVIP JPMorgan High Yield Standard Class Fund

LVIP JPMorgan Mid Cap Value RPM Standard Class Fund

LVIP Managed Risk Profile 2010 Standard Class Fund

LVIP Managed Risk Profile 2020 Standard Class Fund

LVIP Managed Risk Profile 2030 Standard Class Fund

LVIP Managed Risk Profile 2040 Standard Class Fund

LVIP Managed Risk Profile Conservative Standard Class Fund

LVIP Managed Risk Profile Growth Standard Class Fund

LVIP Managed Risk Profile Moderate Standard Class Fund

LVIP MFS International Growth Standard Class Fund

LVIP MFS Value Standard Class Fund

LVIP Mid-Cap Value Standard Class Fund

LVIP Mondrian International Value Standard Class Fund

LVIP Money Market Standard Class Fund

LVIP Multi-Manager Global Equity RPM Standard Class Fund

LVIP SSgA Bond Index Standard Class Fund

LVIP SSgA Conservative Index Allocation Standard Class Fund

LVIP SSgA Conservative Structured Allocation Standard Class Fund

LVIP SSgA Developed International 150 Standard Class Fund

LVIP SSgA Emerging Markets 100 Standard Class Fund

LVIP SSgA Global Tactical Allocation RPM Standard Class Fund

LVIP SSgA International Index Standard Class Fund

LVIP SSgA Large Cap 100 Standard Class Fund

LVIP SSgA Moderate Index Allocation Standard Class Fund

LVIP SSgA Moderate Structured Allocation Standard Class Fund

LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund

LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund

LVIP SSgA S&P 500 Index Standard Class Fund

LVIP SSgA Small-Cap Index Standard Class Fund

LVIP SSgA Small-Mid Cap 200 Standard Class Fund

LVIP T. Rowe Price Growth Stock Standard Class Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund

LVIP Templeton Growth RPM Standard Class Fund

LVIP UBS Large Cap Growth RPM Standard Class Fund

LVIP Vanguard Domestic Equity ETF Standard Class Fund

LVIP Vanguard International Equity ETF Standard Class Fund

LVIP VIP Mid Cap RPM Standard Class Fund

Lincoln Life Flexible Premium Variable
Life Account M

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

M Fund, Inc. (M):

M Capital Appreciation Fund

M International Equity Fund

M Large Cap Growth Fund

M Large Cap Value Fund

MFS Variable Insurance Trust (MFS VIT):

MFS VIT Core Equity Initial Class Series

MFS VIT Growth Initial Class Series

MFS VIT Total Return Initial Class Series

MFS VIT Utilities Initial Class Series

Neuberger Berman Advisers Management Trust (NB AMT):

NB AMT Large Cap Value I Class Portfolio

NB AMT Mid Cap Growth I Class Portfolio

NB AMT Mid Cap Intrinsic Value I Class Portfolio

PIMCO Variable Insurance Trust (PIMCO VIT):

PIMCO VIT CommodityRealReturn Strategy Administrative Class Fund

Putnam Variable Trust (Putnam VT):

Putnam VT Global Health Care Class IB Fund

Putnam VT Growth & Income Class IB Fund

*  Denotes an affiliate of the Company

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2014. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASU 2013-08, Amendments to the Scope, Measurement, and Disclosure Requirements (Topic 946, Investment Companies) provides accounting guidance for assessing whether an entity is an investment company; considering the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore will continue to apply the accounting requirements of ASC 946. The adoption of this ASU did not have an effect on our financial condition and results of operations

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Investment Fund Changes: During 2013, the LVIP BlackRock Emerging Markets RPM Standard Class Fund became available as an investment option for account contract owners. Accordingly, for the subaccount that commenced operations during 2013, the 2013 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2013.

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Also during 2013, the following funds changed their names:

Previous Fund Name	New Fund Name
Invesco Van Kampen V.I. American Franchise Series I Fund	Invesco V.I. American Franchise Series I Fund
Janus Aspen Series Worldwide Institutional Class Portfolio	Janus Aspen Global Research Institutional Class Portfolio
Janus Aspen Series Worldwide Service Class Portfolio	Janus Aspen Global Research Service Class Portfolio
LVIP Dimensional Non-U.S. Equity Standard Class Fund	LVIP Dimensional Non-U.S. Equity RPM Standard Class Fund
LVIP Dimensional U.S. Equity Standard Class Fund	LVIP Dimensional U.S. Equity RPM Standard Class Fund
LVIP Protected Profile 2010 Standard Class Fund	LVIP Managed Risk Profile 2010 Standard Class Fund
LVIP Protected Profile 2020 Standard Class Fund	LVIP Managed Risk Profile 2020 Standard Class Fund
LVIP Protected Profile 2030 Standard Class Fund	LVIP Managed Risk Profile 2030 Standard Class Fund
LVIP Protected Profile 2040 Standard Class Fund	LVIP Managed Risk Profile 2040 Standard Class Fund
LVIP Protected Profile Conservative Standard Class Fund	LVIP Managed Risk Profile Conservative Standard Class Fund
LVIP Protected Profile Growth Standard Class Fund	LVIP Managed Risk Profile Growth Standard Class Fund
LVIP Protected Profile Moderate Standard Class Fund	LVIP Managed Risk Profile Moderate Standard Class Fund
M Business Opportunity Value Fund	M Large Cap Value Fund

During 2014, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2014, the 2014 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2014:

ClearBridge Variable Mid Cap Core Class I Portfolio	LVIP Multi-Manager Global Equity RPM Standard Class Fund
LVIP Invesco Diversified Equity Income RPM Standard Class Fund	LVIP VIP Mid Cap RPM Standard Class Fund

Also during 2014, the following funds changed their names:

Previous Fund Name	New Fund Name
FTVIPT Franklin Income Securities Class 1 Fund	Franklin Income VIP Class 1 Fund
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund	Franklin Small-Mid Cap Growth VIP Class 1 Fund
FTVIPT Mutual Shares Securities Class 1 Fund	Franklin Mutual Shares VIP Class 1 Fund
FTVIPT Templeton Foreign Securities Class 1 Fund	Templeton Foreign VIP Class 1 Fund
FTVIPT Templeton Foreign Securities Class 2 Fund	Templeton Foreign VIP Class 2 Fund
FTVIPT Templeton Global Bond Securities Class 1 Fund	Templeton Global Bond VIP Class 1 Fund
FTVIPT Templeton Growth Securities Class 1 Fund	Templeton Growth VIP Class 1 Fund
FTVIPT Templeton Growth Securities Class 2 Fund	Templeton Growth VIP Class 2 Fund

Also during 2014, the DWS Variable Series II (DWS) family of funds changed its name to the Deutsche Variable Series II (Deutsche) and the DWS Investments VIT Funds (DWS) family of funds changed its name to Deutsche Investments VIT Funds (Deutsche).

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The rates are as follows for the eighteen policy types within the Variable Account:

•  VUL-I - annual rate of .80% for policy years one through twelve and .55% thereafter.

•  Lincoln VULCV - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

•  Lincoln VULCV-II - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

•  Lincoln VULCV-III - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

•  Lincoln VULCV-IV - annual rate of .60% for policy years one through ten and .20% thereafter.

•  Lincoln VULDB - annual rate of .90% for policy years one through nineteen and .20% thereafter.

•  Lincoln VULDB-II - annual rate of .90% for policy years one through nineteen and .20% thereafter.

•  Lincoln VULDB-IV - annual rate of .90% for policy years one through nineteen and .20% thereafter.

•  MoneyGuard VUL - annual rate of 1.00%.

•  Lincoln VULONE - annual rate of .50% for policy years one through ten and .20% thereafter.

•  Lincoln Momentum VULONE - annual rate of .50% for policy years one through ten and .20% thereafter.

•  Lincoln VULONE 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.

Lincoln Life Flexible Premium Variable
Life Account M

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

•  Lincoln Momentum VULONE 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.

•  Lincoln VULONE 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

•  Lincoln Momentum VULONE 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

•  Lincoln AssetEdge VUL - annual rate of .10% for policy years one through twenty and 0.00% thereafter for policies issued before 10/19/09. For policies issued on or after 10/19/09 an annual rate of .15% is charged for policy years one through fifteen and 0.00% thereafter.

•  Lincoln VULONE 2012 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

•  Lincoln VULONE 2014 - annual rate of .90% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

The Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2014 and 2013, amounted to $48,580,524 and $30,987,432, respectively.

The Company charges a monthly administrative fee for items such as premium billings and collection, policy value calculation, confirmations and periodic reports. Refer to the product prospectus for the applicable administrative fee rates. Administrative fees for the years ended December 31, 2014 and 2013, totaled $41,453,780 and $28,936,675, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2014 and 2013, amounted to $84,958,258 and $73,351,641, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee, refer to the product prospectus for applicable rates. No such fees were deducted for the years ended December 31, 2014 and 2013.

The Company, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for Lincoln VULONE 2007, Lincoln Momentum VULONE 2007, Lincoln VULONE 2012, Lincoln VULONE 2014 and Lincoln AssetEdge VUL. For all other products, an administrative fee of $25 (not to exceed 2% of the amount withdrawn) is imposed, allocated pro-rata among the variable subaccounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. Full surrender charges and partial surrender administrative charges paid to the Company attributable to the variable subaccounts for the years ended December 31, 2014 and 2013, were $5,918,018 and $4,688,878, respectively.

Premium load, cost of insurance, administrative, surrender and transfer fees are included within Contract withdrawals on the Statements of Changes in Net Assets.

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2014, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
ABVPSF Global Thematic Growth Class A
	2014		0.10%	0.90%	$11.53	$21.68	338,698	$4,612,558	4.12%	4.96%	0.00%
	2013		0.10%	0.90%	10.99	20.70	285,012	3,842,718	22.16%	23.14%	0.26%
	2012		0.10%	0.90%	8.92	16.86	243,404	2,672,428	12.50%	13.40%	0.00%
	2011		0.10%	0.90%	7.87	14.90	234,963	2,300,280	-23.92%	-23.30%	0.58%
	2010		0.10%	1.00%	10.26	19.48	234,459	3,052,855	17.76%	18.82%	2.05%
ABVPSF Growth and Income Class A
	2014		0.10%	0.90%	13.98	27.83	992,623	18,629,064	8.56%	9.43%	1.38%
	2013		0.10%	0.90%	12.84	25.50	1,002,083	18,075,613	33.76%	34.83%	1.34%
	2012		0.10%	0.90%	9.57	18.96	1,016,686	14,187,174	16.47%	17.41%	1.60%
	2011		0.10%	0.90%	8.19	16.19	1,026,054	12,380,940	5.36%	6.21%	1.34%
	2010		0.10%	0.90%	7.75	15.28	1,140,739	13,017,236	12.08%	12.98%	0.00%
ABVPSF International Value Class A
	2014		0.10%	0.90%	6.60	12.30	989,312	8,864,342	-7.06%	-6.30%	3.71%
	2013		0.10%	0.90%	7.08	13.16	947,937	8,991,505	21.90%	22.88%	6.24%
	2012		0.10%	0.90%	5.79	10.68	1,009,534	7,728,674	13.51%	14.42%	1.73%
	2011		0.10%	0.90%	5.08	9.04	979,217	6,518,644	-19.98%	-19.33%	4.43%
	2010		0.10%	0.90%	6.33	8.17	825,290	6,595,175	3.66%	4.49%	3.34%
ABVPSF Large Cap Growth Class A
	2014		0.20%	0.90%	16.05	27.39	127,878	2,357,039	13.12%	13.74%	0.00%
	2013		0.35%	0.90%	14.11	24.08	124,641	2,190,051	36.12%	36.87%	0.07%
	2012		0.35%	0.90%	12.54	17.59	160,262	2,131,680	15.35%	15.99%	0.29%
	2011		0.35%	0.90%	10.87	15.17	173,100	2,053,391	-3.91%	-3.38%	0.33%
	2010		0.35%	0.90%	11.32	15.70	164,906	1,977,536	9.11%	9.71%	0.49%
ABVPSF Small/Mid Cap Value Class A
	2014		0.10%	1.00%	15.83	39.25	1,360,777	26,108,168	8.11%	9.09%	0.71%
	2013		0.10%	1.00%	14.59	36.30	1,056,773	21,665,018	36.69%	37.92%	0.62%
	2012		0.10%	1.00%	10.90	26.56	905,814	14,669,602	17.57%	18.63%	0.54%
	2011		0.10%	1.00%	9.24	22.59	870,007	12,959,336	-9.30%	-8.48%	0.48%
	2010		0.10%	1.00%	10.14	24.91	810,595	14,189,395	25.65%	26.78%	0.42%
American Century VP Inflation Protection Class I
	2014		0.10%	0.90%	9.86	15.24	977,276	12,687,686	2.65%	3.47%	1.47%
	2013		0.10%	0.90%	9.55	14.78	1,023,815	13,563,160	-9.04%	-8.31%	1.82%
	2012		0.10%	0.90%	12.23	16.19	1,171,213	17,270,393	6.58%	7.44%	2.66%
	2011		0.10%	0.90%	11.65	15.13	1,195,353	16,718,711	11.09%	11.98%	4.28%
	2010		0.10%	0.90%	10.87	13.56	1,119,704	14,246,073	4.42%	5.26%	1.88%
American Funds Global Growth Class 2
	2014		0.10%	0.90%	14.03	25.14	2,426,384	39,922,848	1.40%	2.21%	1.24%
	2013		0.10%	0.90%	13.80	24.70	1,657,480	30,699,471	28.02%	29.05%	1.34%
	2012		0.10%	0.90%	11.05	19.21	1,296,975	20,437,071	21.46%	22.44%	0.93%
	2011		0.10%	0.90%	9.02	15.76	1,289,425	16,952,051	-9.70%	-8.98%	1.35%
	2010		0.10%	0.90%	9.91	17.38	1,174,472	17,345,557	10.74%	11.63%	1.56%
American Funds Global Small Capitalization Class 2
	2014		0.10%	1.00%	11.49	35.81	2,554,875	41,676,174	1.10%	2.02%	0.13%
	2013		0.10%	1.00%	11.32	35.42	1,904,054	34,273,606	26.97%	28.15%	0.84%
	2012		0.10%	1.00%	8.88	27.89	1,645,001	25,368,384	17.00%	18.06%	1.35%
	2011		0.10%	1.00%	7.56	23.84	1,553,726	22,276,369	-19.96%	-19.22%	1.33%
	2010		0.10%	1.00%	9.40	29.79	1,517,624	28,621,606	21.17%	22.29%	1.72%
American Funds Growth Class 2
	2014		0.10%	1.00%	14.43	27.80	9,669,408	172,499,620	7.43%	8.40%	0.84%
	2013		0.10%	1.00%	13.37	25.71	7,873,591	144,273,943	28.82%	29.97%	0.96%
	2012		0.10%	1.00%	10.34	19.83	7,154,968	109,242,276	16.72%	17.77%	0.79%
	2011		0.10%	1.00%	8.83	16.88	7,374,579	98,608,893	-5.23%	-4.37%	0.61%
	2010		0.10%	1.00%	9.26	17.70	7,761,674	108,224,157	17.50%	18.56%	0.72%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Growth-Income Class 2
	2014		0.10%	1.00%	$14.41	$25.73	8,867,192	$156,746,820	9.53%	10.52%	1.36%
	2013		0.10%	1.00%	13.10	23.33	7,417,560	128,388,998	32.17%	33.37%	1.42%
	2012		0.10%	1.00%	9.87	17.54	6,440,274	89,706,072	16.31%	17.36%	1.63%
	2011		0.10%	1.00%	8.46	14.98	6,556,555	80,277,050	-2.81%	-1.93%	1.57%
	2010		0.10%	1.00%	8.66	15.32	6,474,127	81,863,752	10.32%	11.31%	1.50%
American Funds International Class 2
	2014		0.10%	1.00%	10.87	24.18	6,536,858	93,859,012	-3.62%	-2.75%	1.51%
	2013		0.10%	1.00%	11.18	25.09	4,853,384	78,474,519	20.42%	21.51%	1.47%
	2012		0.10%	1.00%	9.20	20.83	3,772,151	55,564,847	16.73%	17.79%	1.52%
	2011		0.10%	1.00%	7.81	17.85	3,428,130	45,710,395	-14.82%	-14.05%	1.80%
	2010		0.10%	1.00%	9.08	20.95	3,183,821	52,139,930	6.17%	7.13%	2.02%
BlackRock Global Allocation V.I. Class I
	2014		0.10%	0.90%	11.94	15.98	7,870,482	99,358,349	1.19%	2.01%	2.64%
	2013		0.10%	0.90%	11.76	15.67	4,338,904	57,398,644	13.73%	14.64%	1.58%
	2012		0.10%	0.90%	11.72	13.67	2,309,241	28,771,508	9.29%	10.17%	1.79%
	2011		0.10%	0.90%	10.69	12.40	1,594,916	18,511,645	-4.36%	-3.59%	2.86%
	2010		0.10%	0.90%	11.74	12.87	936,367	11,604,171	9.07%	9.94%	2.08%
ClearBridge Variable Mid Cap Core Class I
	2014	6/26/14	0.15%	0.90%	10.61	10.66	85,980	912,662	0.95%	4.67%	0.60%
Delaware VIP Diversified Income Standard Class
	2014		0.10%	0.90%	10.48	18.84	3,191,545	43,062,799	4.37%	5.21%	2.18%
	2013		0.10%	0.90%	10.01	17.98	2,674,650	36,899,741	-2.15%	-1.36%	2.34%
	2012		0.10%	0.90%	11.76	18.30	2,217,431	33,629,454	6.23%	7.09%	3.14%
	2011		0.10%	0.90%	11.30	17.16	1,959,375	29,544,274	5.44%	6.29%	4.08%
	2010		0.10%	0.90%	11.60	16.21	1,787,407	26,374,538	7.09%	7.95%	4.45%
Delaware VIP Emerging Markets Standard Class
	2014		0.10%	0.90%	9.30	45.14	3,005,846	41,131,740	-8.88%	-8.15%	0.63%
	2013		0.10%	0.90%	10.13	49.46	2,240,382	37,342,425	9.15%	10.03%	1.61%
	2012		0.10%	0.90%	9.20	45.25	1,621,261	28,117,446	13.42%	14.33%	1.02%
	2011		0.10%	0.90%	8.05	39.84	1,434,860	23,916,904	-20.50%	-19.86%	1.88%
	2010		0.10%	0.90%	10.04	50.03	1,162,691	28,027,570	17.43%	18.37%	0.74%
Delaware VIP High Yield Standard Class
	2014		0.10%	1.00%	11.88	27.88	1,168,732	19,744,934	-1.28%	-0.39%	6.92%
	2013		0.10%	1.00%	11.95	28.25	1,248,769	23,209,952	8.13%	9.11%	7.28%
	2012		0.10%	1.00%	13.13	26.12	1,165,681	21,413,884	16.65%	17.71%	8.80%
	2011		0.10%	1.00%	11.74	22.39	1,052,895	18,323,953	1.36%	2.28%	8.90%
	2010		0.10%	1.00%	12.43	22.09	1,072,079	18,821,993	14.17%	15.20%	7.68%
Delaware VIP Limited-Term Diversified Income Standard Class
	2014		0.10%	0.90%	9.98	13.18	2,211,452	23,581,584	0.78%	1.59%	1.61%
	2013		0.10%	0.90%	9.88	13.03	1,348,127	14,683,203	-1.95%	-1.16%	1.52%
	2012		0.10%	0.90%	10.72	13.23	935,085	10,942,413	1.85%	2.67%	1.69%
	2011		0.10%	0.90%	10.49	12.94	624,220	7,305,768	1.99%	2.81%	1.85%
	2010		0.10%	0.90%	11.60	12.64	383,686	4,522,256	3.50%	4.33%	2.26%
Delaware VIP REIT Standard Class
	2014		0.10%	0.90%	13.20	51.08	2,327,519	42,855,301	28.30%	29.33%	1.32%
	2013		0.10%	0.90%	10.26	39.81	1,884,804	30,781,667	1.23%	2.04%	1.51%
	2012		0.10%	0.90%	14.29	39.33	1,442,694	27,363,416	15.89%	16.82%	1.49%
	2011		0.10%	0.90%	13.52	33.93	1,401,777	25,388,542	9.96%	10.85%	1.57%
	2010		0.10%	0.90%	12.24	30.86	1,422,260	25,155,304	25.85%	26.86%	2.85%
Delaware VIP Small Cap Value Standard Class
	2014		0.10%	1.00%	14.40	46.01	2,641,599	53,090,851	4.81%	5.76%	0.54%
	2013		0.10%	1.00%	13.69	43.85	2,274,325	49,290,834	32.18%	33.37%	0.71%
	2012		0.10%	1.00%	11.33	33.14	2,101,364	37,841,125	12.77%	13.79%	0.58%
	2011		0.10%	1.00%	10.01	29.36	2,090,280	36,256,420	-2.32%	-1.43%	0.50%
	2010		0.10%	1.00%	10.20	30.02	2,113,357	40,297,051	30.96%	32.14%	0.66%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP Smid Cap Growth Standard Class
	2014		0.10%	1.00%	$14.17	$39.09	1,677,683	$34,991,225	2.12%	3.05%	0.07%
	2013		0.10%	1.00%	13.79	38.03	1,366,751	32,448,750	39.92%	41.18%	0.02%
	2012		0.10%	1.00%	13.35	27.00	1,113,129	21,863,766	9.92%	10.91%	0.23%
	2011		0.10%	1.00%	12.10	25.05	1,036,284	19,635,529	7.05%	8.02%	0.96%
	2010	10/8/10	0.10%	1.00%	11.25	23.35	1,054,081	19,122,799	13.51%	13.75%	0.00%
Delaware VIP U.S. Growth Standard Class
	2014		0.10%	0.90%	15.24	32.24	900,788	15,883,188	11.77%	12.67%	0.20%
	2013		0.10%	0.90%	13.59	28.69	570,705	9,582,417	33.55%	34.62%	0.27%
	2012		0.10%	0.90%	12.21	21.36	253,989	3,742,478	15.19%	16.11%	0.00%
	2011		0.10%	0.90%	10.52	18.44	156,209	2,006,672	6.66%	7.52%	0.24%
	2010		0.10%	0.90%	9.78	17.20	115,722	1,356,455	12.88%	13.79%	0.07%
Delaware VIP Value Standard Class
	2014		0.10%	0.90%	14.82	27.92	1,941,037	36,435,135	12.97%	13.88%	1.61%
	2013		0.10%	0.90%	13.08	24.58	1,507,898	27,434,727	32.50%	33.56%	1.64%
	2012		0.10%	0.90%	9.84	18.45	1,072,453	16,107,073	13.70%	14.62%	2.22%
	2011		0.10%	0.90%	8.63	16.14	996,994	13,652,384	8.56%	9.43%	1.92%
	2010		0.10%	0.90%	7.93	14.78	998,568	12,643,738	14.59%	15.51%	2.40%
Deutsche Alternative Asset Allocation VIP Class A
	2014		0.10%	0.90%	10.61	14.47	869,841	10,210,134	2.57%	3.40%	1.77%
	2013		0.10%	0.90%	10.32	13.99	600,128	7,065,431	0.03%	0.83%	1.78%
	2012		0.10%	0.90%	11.80	13.88	329,437	4,116,539	8.74%	9.62%	3.17%
	2011		0.10%	0.90%	10.99	12.66	221,433	2,666,315	-3.74%	-2.96%	1.32%
	2010		0.10%	0.90%	12.88	13.05	79,721	1,012,077	11.46%	12.35%	0.86%
Deutsche Equity 500 Index VIP Class A
	2014		0.20%	0.90%	15.69	26.38	2,185,602	44,421,974	12.38%	12.99%	1.86%
	2013		0.35%	0.90%	13.89	23.34	2,361,337	44,101,026	30.74%	31.47%	1.79%
	2012		0.35%	0.90%	12.49	17.76	2,549,264	37,140,643	14.66%	15.29%	1.80%
	2011		0.35%	0.90%	10.44	15.40	2,857,558	36,394,059	0.92%	1.48%	1.71%
	2010		0.35%	0.90%	10.33	15.18	3,205,925	39,126,923	13.68%	14.30%	1.94%
Deutsche Small Cap Index VIP Class A
	2014		0.20%	0.90%	15.60	29.57	544,841	11,279,050	3.80%	4.38%	0.96%
	2013		0.35%	0.90%	14.94	28.49	599,148	12,693,520	37.40%	38.15%	1.63%
	2012		0.35%	0.90%	12.48	20.73	605,538	10,019,360	15.21%	15.84%	0.89%
	2011		0.35%	0.90%	12.68	18.00	610,311	9,139,291	-5.27%	-4.75%	0.87%
	2010		0.35%	0.90%	13.39	19.00	632,521	10,203,745	25.26%	25.95%	0.92%
Fidelity VIP Asset Manager Initial Class
	2014		0.55%	0.55%	17.79	17.79	39,399	700,893	5.25%	5.25%	1.46%
	2013		0.55%	0.55%	16.90	16.90	46,207	780,991	15.07%	15.07%	1.56%
	2012		0.55%	0.55%	14.69	14.69	49,104	721,246	11.87%	11.87%	1.47%
	2011		0.55%	0.55%	13.13	13.13	56,019	735,546	-3.10%	-3.10%	1.93%
	2010		0.55%	0.80%	15.21	15.21	56,935	829,899	13.35%	13.35%	1.74%
Fidelity VIP Contrafund Service Class
	2014		0.10%	0.90%	14.72	27.69	5,747,873	106,484,014	10.81%	11.70%	0.93%
	2013		0.10%	0.90%	13.24	24.95	4,615,396	86,502,427	29.97%	31.01%	1.04%
	2012		0.10%	0.90%	10.68	19.17	3,961,871	62,148,610	15.27%	16.19%	1.27%
	2011		0.10%	0.90%	9.19	16.60	3,799,081	53,869,792	-3.51%	-2.73%	0.93%
	2010		0.10%	0.90%	9.45	17.18	3,708,174	55,798,434	16.06%	16.99%	1.14%
Fidelity VIP Equity-Income Initial Class
	2014		0.55%	0.55%	23.00	23.00	96,339	2,215,341	8.12%	8.12%	2.69%
	2013		0.55%	0.55%	21.27	21.27	112,150	2,385,184	27.44%	27.44%	2.45%
	2012		0.55%	0.55%	16.69	16.69	125,842	2,100,041	16.66%	16.66%	2.88%
	2011		0.55%	0.80%	13.68	14.30	152,676	2,181,461	0.17%	0.42%	2.40%
	2010		0.55%	0.80%	13.66	13.66	186,715	2,586,524	14.23%	14.23%	1.74%
Fidelity VIP Equity-Income Service Class
	2014		0.20%	0.90%	15.02	20.28	407,591	6,936,144	7.67%	8.27%	2.73%
	2013		0.35%	0.90%	13.87	18.81	414,052	7,024,153	26.87%	27.56%	2.38%
	2012		0.35%	0.90%	13.01	14.94	430,221	6,017,858	16.14%	16.78%	3.03%
	2011		0.35%	0.90%	11.28	12.84	436,168	5,465,385	-0.05%	0.36%	2.41%
	2010		0.50%	1.00%	11.28	13.51	453,657	5,713,438	13.94%	14.52%	1.77%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity VIP Growth Service Class
	2014		0.10%	0.90%	$12.29	$27.94	945,587	$16,141,779	10.19%	11.08%	0.11%
	2013		0.10%	0.90%	11.15	25.21	754,287	12,200,740	34.98%	36.07%	0.22%
	2012		0.10%	0.90%	8.26	18.58	547,090	7,132,511	13.52%	14.43%	0.49%
	2011		0.10%	0.90%	7.28	16.27	619,269	7,102,273	-0.76%	0.04%	0.26%
	2010		0.10%	0.90%	7.33	16.31	675,437	6,962,534	22.95%	23.93%	0.18%
Fidelity VIP Growth Opportunities Service Class
	2014		0.35%	0.90%	15.76	33.93	123,758	3,420,124	11.10%	11.71%	0.11%
	2013		0.35%	0.90%	14.19	30.37	139,465	3,462,177	36.54%	37.30%	0.19%
	2012		0.35%	0.90%	10.39	22.12	153,592	2,815,385	18.39%	19.05%	0.30%
	2011		0.35%	0.90%	8.24	18.58	166,388	2,522,236	1.26%	1.82%	0.05%
	2010		0.35%	0.90%	8.12	18.25	215,962	2,900,063	22.55%	23.22%	0.09%
Fidelity VIP High Income Service Class
	2014		0.35%	0.90%	13.67	20.06	95,999	1,661,378	0.17%	0.72%	5.68%
	2013		0.35%	0.90%	13.58	19.92	97,879	1,686,934	4.93%	5.50%	5.82%
	2012		0.35%	0.90%	12.87	18.88	100,129	1,634,476	13.17%	13.80%	6.06%
	2011		0.35%	0.90%	13.81	17.74	97,957	1,423,968	2.99%	3.56%	6.54%
	2010		0.35%	0.90%	13.41	17.19	110,823	1,597,332	12.77%	13.39%	7.68%
Fidelity VIP Investment Grade Bond Initial Class
	2014		0.55%	0.55%	13.55	13.55	89,859	1,217,830	5.25%	5.25%	2.14%
	2013		0.55%	0.55%	12.88	12.88	102,868	1,324,640	-2.32%	-2.32%	2.32%
	2012		0.55%	0.55%	13.18	13.18	110,490	1,456,517	5.32%	5.32%	2.11%
	2011		0.55%	0.80%	12.52	19.70	135,687	1,709,713	6.48%	6.74%	3.07%
	2010		0.55%	0.80%	18.50	18.50	111,490	1,803,770	6.95%	6.95%	3.40%
Fidelity VIP Mid Cap Service Class
	2014		0.10%	0.90%	14.79	24.49	2,046,748	36,365,274	5.24%	6.09%	0.18%
	2013		0.10%	0.90%	14.02	23.18	1,553,709	28,285,447	34.84%	35.93%	0.48%
	2012		0.10%	0.90%	11.21	17.12	1,199,026	17,298,144	13.72%	14.64%	0.56%
	2011		0.10%	0.90%	9.78	15.00	1,090,164	13,990,653	-11.52%	-10.81%	0.16%
	2010		0.10%	0.90%	10.97	16.88	924,814	13,640,829	27.55%	28.57%	0.29%
Fidelity VIP Overseas Service Class
	2014		0.10%	0.90%	9.63	18.82	464,026	6,786,528	-8.98%	-8.25%	1.32%
	2013		0.10%	0.90%	10.53	20.68	406,393	6,884,305	29.21%	30.25%	1.28%
	2012		0.10%	0.90%	8.08	16.28	429,603	5,766,876	19.46%	20.42%	1.88%
	2011		0.10%	0.90%	6.71	13.60	416,923	4,756,314	-17.97%	-17.31%	1.33%
	2010		0.10%	0.90%	8.12	16.56	430,156	6,029,764	11.98%	12.88%	1.35%
Franklin Income VIP Class 1
	2014		0.10%	0.90%	12.23	17.21	2,873,517	38,884,441	3.98%	4.82%	4.95%
	2013		0.10%	0.90%	11.73	16.43	1,807,915	24,992,624	13.16%	14.07%	6.11%
	2012		0.10%	0.90%	11.71	14.41	1,011,408	13,573,443	11.90%	12.80%	6.38%
	2011		0.10%	0.90%	10.43	12.78	832,933	10,141,890	1.79%	2.61%	5.60%
	2010		0.10%	0.90%	10.21	12.48	756,055	8,965,072	11.85%	12.75%	6.63%
Franklin Mutual Shares VIP Class 1
	2014		0.10%	0.90%	12.66	18.79	1,879,457	28,721,822	6.42%	7.27%	2.35%
	2013		0.10%	0.90%	11.86	17.52	1,459,910	21,275,912	27.37%	28.40%	2.38%
	2012		0.10%	0.90%	9.28	13.65	1,108,048	12,900,466	13.58%	14.49%	2.39%
	2011		0.10%	0.90%	8.15	11.93	936,996	9,476,588	-1.68%	-0.89%	2.68%
	2010		0.10%	0.90%	8.26	12.04	751,305	7,467,541	10.47%	11.36%	1.90%
Franklin Small-Mid Cap Growth VIP Class 1
	2014		0.10%	1.00%	14.71	30.31	722,860	13,768,375	6.71%	7.67%	0.00%
	2013		0.10%	1.00%	13.70	28.22	731,082	13,738,633	37.12%	38.36%	0.00%
	2012		0.10%	1.00%	10.85	20.45	756,567	10,815,985	10.01%	11.00%	0.00%
	2011		0.10%	1.00%	9.82	18.47	731,344	10,030,040	-5.54%	-4.69%	0.00%
	2010		0.10%	1.00%	10.35	19.42	768,212	11,362,208	26.66%	27.81%	0.00%
Invesco V.I. American Franchise Series I
	2014		0.35%	1.00%	9.36	22.41	735,141	11,999,408	7.36%	8.06%	0.04%
	2013		0.35%	1.00%	8.71	20.74	836,081	12,782,184	38.74%	39.65%	0.44%
	2012	4/27/12	0.35%	1.00%	6.27	14.85	898,804	10,044,227	-3.16%	0.80%	0.00%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Invesco V.I. Capital Appreciation Series I
	2011		0.35%	1.00%	$5.60	$13.24	978,381	$9,886,257	-8.83%	-8.23%	0.15%
	2010		0.35%	1.00%	6.12	14.43	1,276,788	12,590,596	14.34%	15.09%	0.74%
Invesco V.I. Core Equity Series I
	2014		0.35%	0.90%	14.60	23.04	859,196	16,429,355	7.18%	7.77%	0.84%
	2013		0.35%	0.90%	13.55	21.38	960,990	17,189,244	28.09%	28.80%	1.38%
	2012		0.35%	0.90%	11.01	16.60	1,074,962	14,974,474	12.86%	13.48%	0.97%
	2011		0.35%	0.90%	9.63	14.63	1,148,684	14,215,138	-0.96%	-0.41%	0.95%
	2010		0.35%	0.90%	9.71	14.69	1,348,424	16,130,915	8.57%	9.17%	0.96%
Invesco V.I. Diversified Income Series I
	2014		0.55%	0.55%	15.39	15.39	40,893	629,241	7.43%	7.43%	5.11%
	2013		0.55%	0.55%	14.32	14.32	43,096	617,250	-0.50%	-0.50%	4.92%
	2012		0.55%	0.55%	14.39	14.39	47,145	678,616	10.10%	10.10%	4.61%
	2011		0.55%	0.55%	13.07	13.07	53,295	696,741	6.43%	6.43%	5.33%
	2010		0.55%	0.80%	12.22	12.22	51,768	633,967	9.17%	9.17%	7.14%
Invesco V.I. International Growth Series I
	2014		0.10%	0.90%	12.72	23.87	481,302	7,258,541	-0.57%	-0.02%	1.62%
	2013		0.35%	0.90%	12.72	24.43	372,239	6,618,106	17.95%	18.60%	1.21%
	2012		0.35%	0.90%	12.74	20.68	361,369	5,784,451	14.50%	15.13%	1.45%
	2011		0.35%	0.90%	14.18	18.03	368,936	5,412,413	-7.58%	-7.07%	1.56%
	2010		0.35%	0.90%	15.35	19.48	374,956	6,305,360	11.85%	12.47%	2.35%
Janus Aspen Balanced Institutional Class
	2014		0.35%	0.90%	15.95	25.48	466,155	10,349,899	7.54%	8.13%	1.72%
	2013		0.35%	0.90%	14.75	23.69	528,092	10,855,174	19.08%	19.73%	1.51%
	2012		0.35%	0.90%	12.32	19.90	612,809	10,492,022	12.60%	13.22%	2.81%
	2011		0.35%	0.90%	14.64	17.67	650,588	9,842,839	0.73%	1.28%	2.42%
	2010		0.35%	0.90%	14.45	17.54	702,390	10,956,798	7.42%	8.01%	2.79%
Janus Aspen Balanced Service Class
	2014		0.20%	0.90%	13.48	23.53	518,113	8,526,062	7.27%	7.86%	1.51%
	2013		0.35%	0.90%	12.50	21.90	527,237	8,665,201	18.73%	19.38%	1.33%
	2012		0.35%	0.90%	12.24	18.60	490,647	7,263,086	12.36%	12.98%	2.34%
	2011		0.35%	0.90%	14.95	16.53	504,707	7,959,792	0.44%	0.85%	2.11%
	2010		0.50%	0.90%	14.89	16.43	570,500	9,281,763	7.15%	7.58%	2.65%
Janus Aspen Enterprise Service Class
	2014		0.20%	0.90%	15.53	33.64	156,349	3,362,687	11.24%	11.85%	0.03%
	2013		0.35%	0.90%	13.89	30.20	154,425	3,441,082	30.85%	31.58%	0.36%
	2012		0.35%	0.90%	13.70	23.04	167,060	3,255,585	15.94%	16.58%	0.00%
	2011		0.35%	0.90%	16.20	19.84	167,433	3,037,060	-2.53%	-2.00%	0.00%
	2010		0.35%	0.90%	16.62	20.33	204,180	3,889,270	24.39%	25.08%	0.00%
Janus Aspen Global Research Institutional Class
	2014		0.35%	0.90%	13.82	25.02	488,076	10,035,395	6.48%	7.07%	1.06%
	2013		0.35%	0.90%	12.98	23.36	550,084	10,592,007	27.28%	27.98%	1.20%
	2012		0.35%	0.90%	10.20	18.26	598,935	9,090,544	19.01%	19.66%	0.88%
	2011		0.35%	0.90%	8.57	15.26	629,750	7,992,638	-14.52%	-14.04%	0.59%
	2010		0.35%	0.90%	9.28	17.75	718,059	9,746,325	14.80%	15.43%	0.61%
Janus Aspen Global Research Service Class
	2014		0.35%	0.90%	14.78	16.35	164,319	2,556,958	6.22%	6.81%	0.97%
	2013		0.35%	0.90%	13.84	15.31	169,799	2,477,199	26.93%	27.63%	1.09%
	2012		0.35%	0.90%	11.46	11.99	180,386	2,121,357	18.79%	19.44%	0.79%
	2011		0.35%	0.90%	9.65	10.00	187,264	1,849,786	-14.76%	-14.63%	0.48%
	2010		0.75%	0.90%	11.32	11.71	196,314	2,266,374	14.48%	14.66%	0.49%
Janus Aspen Global Technology Service Class
	2014		0.35%	0.90%	8.36	34.46	102,897	1,624,767	8.37%	8.97%	0.00%
	2013		0.35%	0.90%	7.71	31.63	111,552	1,578,895	34.18%	34.92%	0.00%
	2012		0.35%	0.90%	5.75	23.44	137,117	1,453,876	18.08%	18.73%	0.00%
	2011		0.35%	0.90%	4.87	19.74	139,571	1,251,908	-9.48%	-8.98%	0.00%
	2010		0.35%	0.90%	5.38	21.69	284,086	1,937,073	23.28%	23.96%	0.00%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Baron Growth Opportunities Standard Class
	2014		0.20%	0.90%	$16.15	$25.74	67,246	$1,348,301	4.18%	4.75%	0.39%
	2013		0.35%	0.90%	15.42	24.61	78,933	1,547,194	39.15%	39.92%	0.46%
	2012		0.35%	0.90%	13.19	17.61	46,090	693,135	17.47%	18.12%	1.39%
	2011		0.35%	0.90%	11.23	14.93	52,372	686,765	3.36%	3.77%	0.00%
	2010		0.50%	0.90%	10.86	14.39	59,846	748,140	25.57%	26.07%	0.00%
LVIP Baron Growth Opportunities Service Class
	2014		0.10%	0.90%	15.33	40.42	1,055,825	20,430,416	3.92%	4.75%	0.21%
	2013		0.10%	0.90%	14.71	38.90	777,606	15,985,041	38.81%	39.92%	0.43%
	2012		0.10%	0.90%	12.32	28.02	504,817	8,683,803	17.18%	18.12%	1.15%
	2011		0.10%	0.90%	10.49	23.91	522,253	7,864,651	3.09%	3.92%	0.00%
	2010		0.10%	0.90%	10.14	23.20	462,112	7,093,103	25.25%	26.26%	0.00%
LVIP BlackRock Emerging Markets RPM Standard Class
	2014		0.10%	0.90%	8.86	8.93	429,029	3,858,326	-5.47%	-5.03%	1.63%
	2013	6/19/13	0.15%	0.75%	9.37	9.40	126,595	1,186,955	-4.22%	8.41%	2.32%
LVIP BlackRock Equity Dividend RPM Standard Class
	2014		0.10%	0.90%	11.20	21.61	1,409,023	18,348,002	2.56%	3.39%	1.76%
	2013		0.10%	0.90%	10.89	20.96	877,703	11,791,496	17.15%	18.10%	2.17%
	2012		0.10%	0.90%	9.27	17.79	350,615	5,112,341	15.94%	16.87%	0.64%
	2011		0.10%	0.90%	7.97	15.26	369,122	4,815,792	-3.45%	-2.67%	0.93%
	2010		0.10%	0.90%	8.23	15.72	365,751	4,899,983	16.87%	17.81%	0.98%
LVIP BlackRock Inflation Protected Bond Standard Class
	2014		0.10%	0.90%	9.59	11.47	1,261,371	13,093,600	2.14%	2.96%	1.58%
	2013		0.10%	0.90%	9.36	11.14	931,358	9,610,763	-9.20%	-8.47%	0.53%
	2012		0.10%	0.90%	11.92	12.17	598,744	7,186,246	5.55%	6.40%	0.00%
	2011		0.10%	0.90%	11.29	11.43	307,483	3,501,027	11.14%	11.97%	3.39%
	2010	5/20/10	0.15%	0.90%	10.16	10.21	74,346	758,110	-1.94%	2.14%	2.13%
LVIP Capital Growth Standard Class
	2014		0.10%	0.90%	15.47	21.43	528,151	9,150,974	10.38%	11.26%	0.20%
	2013		0.10%	0.90%	13.98	19.27	390,192	6,322,177	34.79%	35.87%	0.00%
	2012		0.10%	0.90%	10.32	14.19	231,702	2,943,198	18.00%	18.95%	0.00%
	2011		0.10%	0.90%	8.68	11.94	161,736	1,716,063	-9.83%	-9.10%	0.00%
	2010		0.10%	0.90%	9.54	13.14	74,213	796,298	17.83%	18.84%	0.06%
LVIP Clarion Global Real Estate Standard Class
	2014		0.10%	0.90%	9.81	17.51	1,171,019	14,129,192	12.87%	13.78%	2.94%
	2013		0.10%	0.90%	8.69	15.39	960,217	10,026,096	2.38%	3.20%	0.00%
	2012		0.10%	0.90%	8.49	14.92	683,577	6,869,803	23.56%	24.56%	0.00%
	2011		0.10%	0.90%	6.87	11.99	614,842	4,728,629	-9.49%	-8.76%	0.00%
	2010		0.10%	0.90%	7.59	13.15	516,330	4,165,925	16.92%	17.86%	0.00%
LVIP Columbia Small-Mid Cap Growth RPM Standard Class
	2014		0.10%	0.90%	11.07	16.26	491,623	5,762,778	-8.14%	-7.40%	0.00%
	2013		0.10%	0.90%	11.98	17.57	280,986	3,718,638	23.70%	24.69%	0.00%
	2012		0.10%	0.90%	9.74	14.10	237,636	2,648,281	5.53%	6.37%	0.00%
	2011		0.10%	0.90%	9.16	13.26	208,465	2,092,272	-8.42%	-7.68%	0.00%
	2010		0.10%	0.90%	9.92	10.41	122,566	1,327,386	26.11%	27.12%	0.00%
LVIP Delaware Bond Standard Class
	2014		0.10%	0.90%	10.42	22.19	7,889,337	101,292,592	5.03%	5.87%	2.13%
	2013		0.10%	0.90%	9.89	21.13	6,571,502	85,777,236	-3.18%	-2.41%	1.96%
	2012		0.10%	0.90%	11.82	21.82	5,169,628	77,515,384	5.65%	6.50%	2.09%
	2011		0.10%	0.90%	11.37	20.94	4,432,137	68,715,825	6.67%	7.53%	3.38%
	2010		0.10%	0.90%	11.31	19.60	4,344,777	66,179,053	7.52%	8.38%	3.52%
LVIP Delaware Diversified Floating Rate Standard Class
	2014		0.10%	0.90%	10.12	10.66	1,232,257	12,607,589	-0.29%	0.52%	1.65%
	2013		0.10%	0.90%	10.12	10.60	764,921	7,862,016	-0.15%	0.65%	1.20%
	2012		0.10%	0.90%	10.31	10.53	194,328	2,015,644	3.29%	4.13%	2.07%
	2011		0.10%	0.90%	9.99	10.12	128,558	1,295,170	-1.14%	-0.35%	2.41%
	2010	6/3/10	0.10%	0.90%	10.10	10.15	44,133	447,307	-0.04%	2.20%	1.56%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Foundation Aggressive Allocation Standard Class
	2014		0.10%	0.90%	$13.18	$21.71	193,574	$3,183,760	3.41%	4.24%	2.18%
	2013		0.10%	0.90%	12.67	20.88	213,937	3,494,404	19.16%	20.12%	1.55%
	2012		0.10%	0.90%	10.70	17.43	224,737	3,197,799	12.28%	13.18%	1.74%
	2011		0.10%	0.90%	9.50	15.44	235,864	3,080,307	-2.90%	-2.12%	2.15%
	2010		0.10%	0.90%	9.75	15.81	242,345	3,239,210	11.47%	12.37%	2.60%
LVIP Delaware Growth and Income Standard Class
	2014		0.10%	0.90%	14.77	21.58	187,609	3,460,327	12.16%	13.06%	1.98%
	2013		0.10%	0.90%	13.13	19.09	210,350	3,393,736	32.07%	33.13%	1.93%
	2012		0.10%	0.90%	9.91	14.35	180,061	2,238,426	14.28%	15.20%	1.12%
	2011		0.10%	0.90%	8.65	12.46	177,407	1,923,868	0.29%	1.10%	1.11%
	2010		0.10%	0.90%	8.60	12.33	195,847	2,115,831	11.92%	12.82%	1.02%
LVIP Delaware Social Awareness Standard Class
	2014		0.10%	0.90%	15.64	26.82	319,793	6,056,599	14.17%	15.09%	1.67%
	2013		0.10%	0.90%	13.66	23.36	227,401	4,214,778	34.47%	35.55%	1.31%
	2012		0.10%	0.90%	10.13	17.28	216,161	3,199,531	14.25%	15.16%	0.75%
	2011		0.10%	0.90%	8.84	15.04	222,881	2,969,594	-0.26%	0.54%	0.77%
	2010		0.10%	0.90%	8.83	15.00	235,568	3,139,867	10.57%	11.46%	0.62%
LVIP Delaware Special Opportunities Standard Class
	2014		0.10%	0.90%	14.63	22.23	430,119	6,699,585	6.67%	7.52%	1.37%
	2013		0.10%	0.90%	13.71	20.69	368,189	5,543,472	32.58%	33.65%	1.43%
	2012		0.10%	0.90%	10.34	15.49	236,089	2,785,059	13.91%	14.82%	0.77%
	2011		0.10%	0.90%	9.08	13.50	357,288	3,562,626	-6.05%	-5.30%	0.33%
	2010		0.10%	0.90%	9.66	14.26	518,861	5,208,084	29.46%	30.50%	1.06%
LVIP Dimensional Non-U.S. Equity RPM Standard Class
	2014		0.10%	0.90%	10.28	11.64	584,808	6,384,907	-8.31%	-7.59%	2.62%
	2013		0.10%	0.90%	11.26	12.55	275,991	3,271,993	14.26%	15.00%	3.35%
	2012		0.10%	0.90%	9.85	9.96	91,315	909,157	17.88%	18.65%	2.85%
	2011	7/7/11	0.10%	0.75%	8.36	8.39	45,278	379,209	-17.65%	0.44%	0.39%
LVIP Dimensional U.S. Equity RPM Standard Class
	2014		0.10%	0.90%	13.85	14.97	634,936	8,924,401	4.07%	4.59%	1.18%
	2013		0.10%	0.75%	13.31	14.31	340,246	4,679,787	28.21%	29.05%	1.77%
	2012		0.10%	0.75%	10.98	11.09	93,335	1,024,999	16.53%	17.29%	1.10%
	2011	6/10/11	0.10%	0.75%	9.42	9.46	62,537	589,819	-5.74%	8.96%	0.22%
LVIP Dimensional/Vanguard Total Bond Standard Class
	2014		0.10%	0.90%	10.17	11.01	1,981,245	20,526,346	3.70%	4.54%	2.42%
	2013		0.10%	0.90%	9.77	10.53	775,154	7,773,370	-3.64%	-2.85%	2.14%
	2012		0.10%	0.90%	10.70	10.84	229,110	2,451,174	2.80%	3.63%	2.50%
	2011	5/26/11	0.10%	0.90%	10.41	10.46	77,489	807,923	0.00%	4.33%	0.84%
LVIP Global Income Standard Class
	2014		0.10%	0.90%	9.98	12.71	889,200	9,723,726	1.03%	1.84%	0.64%
	2013		0.10%	0.90%	9.85	12.48	689,159	7,609,165	-3.69%	-2.92%	0.28%
	2012		0.10%	0.90%	11.56	12.86	404,538	4,933,530	6.73%	7.58%	2.10%
	2011		0.10%	0.90%	10.80	11.95	253,610	2,905,394	0.18%	0.99%	6.36%
	2010		0.10%	0.90%	11.27	11.84	85,707	991,903	8.70%	9.57%	3.94%
LVIP Invesco Diversified Equity Income RPM Standard Class
	2014	6/20/14	0.15%	0.90%	10.33	10.38	31,641	327,156	-0.91%	2.95%	1.12%
LVIP JPMorgan High Yield Standard Class
	2014		0.10%	0.90%	11.36	14.08	1,872,808	22,500,980	1.92%	2.74%	5.24%
	2013		0.10%	0.90%	11.11	13.70	1,099,209	13,427,935	5.61%	6.46%	6.50%
	2012		0.10%	0.90%	12.61	12.87	432,836	5,460,497	13.89%	14.81%	6.73%
	2011		0.10%	0.90%	11.07	11.21	178,702	1,993,758	1.85%	2.66%	7.31%
	2010	5/27/10	0.10%	0.90%	10.87	10.92	40,595	442,733	0.86%	12.00%	5.51%
LVIP JPMorgan Mid Cap Value RPM Standard Class
	2014		0.10%	0.90%	13.62	20.02	722,650	10,148,482	7.15%	8.01%	1.04%
	2013		0.10%	0.90%	12.71	18.55	380,951	5,144,062	23.06%	24.05%	0.85%
	2012		0.10%	0.90%	10.33	14.96	108,034	1,250,761	12.74%	13.65%	0.00%
	2011		0.10%	0.90%	9.16	13.17	86,363	864,421	-2.65%	-1.87%	0.00%
	2010		0.10%	0.90%	9.41	10.43	66,365	666,492	23.65%	24.64%	0.12%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Managed Risk Profile 2010 Standard Class
	2014		0.35%	0.90%	$11.83	$18.13	24,085	$313,654	3.84%	4.41%	1.79%
	2013		0.35%	0.90%	11.33	17.36	25,221	323,003	7.95%	8.55%	1.33%
	2012		0.35%	0.90%	11.64	16.00	26,359	312,193	7.57%	8.16%	1.99%
	2011		0.35%	0.90%	10.82	14.79	37,201	437,399	0.34%	0.90%	0.79%
	2010		0.35%	0.90%	10.78	10.94	34,337	383,743	10.47%	10.91%	1.11%
LVIP Managed Risk Profile 2020 Standard Class
	2014		0.10%	0.90%	12.03	18.56	83,370	1,107,409	3.45%	4.28%	2.05%
	2013		0.10%	0.90%	11.56	17.84	81,646	1,060,134	10.14%	11.02%	1.39%
	2012		0.10%	0.90%	11.05	16.11	77,454	914,757	7.41%	8.26%	2.00%
	2011		0.10%	0.90%	10.21	14.92	88,001	946,917	-0.70%	0.07%	0.78%
	2010		0.10%	0.90%	10.21	10.51	77,823	845,364	11.03%	11.98%	0.94%
LVIP Managed Risk Profile 2030 Standard Class
	2014		0.10%	0.90%	12.20	19.30	186,689	2,452,517	3.23%	4.05%	2.21%
	2013		0.10%	0.90%	11.76	18.59	168,801	2,148,157	12.71%	13.63%	1.41%
	2012		0.10%	0.90%	10.64	16.40	152,676	1,710,703	6.93%	7.79%	2.16%
	2011		0.10%	0.90%	9.87	15.26	126,164	1,314,391	-1.45%	-0.66%	0.63%
	2010		0.10%	0.90%	9.94	10.29	130,739	1,355,756	11.54%	12.43%	0.97%
LVIP Managed Risk Profile 2040 Standard Class
	2014		0.10%	0.90%	11.78	20.23	269,388	3,711,005	2.55%	3.38%	2.22%
	2013		0.10%	0.90%	11.49	19.62	284,573	3,843,355	15.49%	16.42%	1.23%
	2012		0.10%	0.90%	9.95	16.90	312,174	3,620,908	6.16%	7.02%	1.59%
	2011		0.10%	0.90%	9.37	15.83	378,529	4,051,899	-2.34%	-1.56%	0.61%
	2010		0.10%	0.90%	9.59	16.12	382,372	4,072,413	12.65%	13.55%	0.84%
LVIP Managed Risk Profile Conservative Standard Class
	2014		0.10%	0.90%	11.74	18.82	2,465,241	31,448,806	4.75%	5.59%	2.32%
	2013		0.10%	0.90%	11.18	17.87	1,873,914	23,620,877	8.77%	9.64%	2.71%
	2012		0.10%	0.90%	12.22	16.34	1,048,168	13,414,642	8.79%	9.67%	4.40%
	2011		0.10%	0.90%	11.39	14.93	640,053	8,193,662	2.75%	3.58%	2.10%
	2010		0.10%	0.90%	11.14	14.45	565,185	7,107,566	9.51%	10.39%	4.10%
LVIP Managed Risk Profile Growth Standard Class
	2014		0.10%	0.90%	11.98	19.77	7,001,549	94,753,350	2.54%	3.36%	2.23%
	2013		0.10%	0.90%	11.65	19.17	5,606,676	76,860,016	12.53%	13.43%	1.97%
	2012		0.10%	0.90%	10.45	16.94	4,226,754	53,900,939	8.17%	9.03%	2.67%
	2011		0.10%	0.90%	9.63	15.58	3,759,679	44,731,860	-0.90%	-0.10%	2.02%
	2010		0.10%	0.90%	9.69	15.63	3,421,137	40,960,389	11.71%	12.61%	3.05%
LVIP Managed Risk Profile Moderate Standard Class
	2014		0.10%	0.90%	11.89	19.40	6,492,534	90,005,016	3.21%	4.04%	2.13%
	2013		0.10%	0.90%	11.48	18.69	5,233,240	73,147,789	10.85%	11.74%	1.97%
	2012		0.10%	0.90%	11.60	16.77	3,808,452	51,085,734	8.61%	9.48%	3.37%
	2011		0.10%	0.90%	10.62	15.35	3,553,551	43,786,443	0.26%	1.07%	1.78%
	2010		0.10%	0.90%	10.51	15.23	3,477,820	42,797,887	10.96%	11.85%	3.02%
LVIP MFS International Growth Standard Class
	2014		0.10%	0.90%	9.15	14.23	1,239,853	14,286,741	-5.90%	-5.14%	1.24%
	2013		0.10%	0.90%	9.65	15.04	843,536	10,219,325	12.59%	13.50%	1.05%
	2012		0.10%	0.90%	8.50	13.28	426,308	4,482,410	18.33%	19.28%	0.80%
	2011		0.10%	0.90%	7.13	10.69	371,864	3,182,980	-10.68%	-9.96%	3.21%
	2010		0.10%	0.90%	7.92	11.88	282,689	2,547,700	12.09%	12.99%	0.87%
LVIP MFS Value Standard Class
	2014		0.10%	0.90%	14.63	20.77	2,489,200	40,629,184	9.52%	10.40%	2.83%
	2013		0.10%	0.90%	13.36	18.83	1,754,603	26,710,908	34.74%	35.82%	2.25%
	2012		0.10%	0.90%	9.92	13.87	1,002,011	11,713,778	15.29%	16.21%	1.39%
	2011		0.10%	0.90%	8.60	11.94	761,549	7,548,920	-1.00%	-0.20%	1.69%
	2010		0.10%	0.90%	8.69	11.97	513,603	4,845,960	10.59%	11.48%	1.63%
LVIP Mid-Cap Value Standard Class
	2014		0.10%	0.90%	13.96	22.25	505,323	7,995,823	7.32%	8.18%	0.36%
	2013		0.10%	0.90%	13.01	20.58	284,202	4,411,394	32.94%	34.02%	0.21%
	2012		0.10%	0.90%	9.78	15.36	205,758	2,400,676	23.01%	23.99%	0.40%
	2011		0.10%	0.90%	7.95	12.39	191,131	1,765,066	-10.13%	-9.41%	0.00%
	2010		0.10%	0.90%	8.85	13.69	155,228	1,522,792	22.79%	23.78%	0.28%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Mondrian International Value Standard Class
	2014		0.10%	0.90%	$9.51	$22.19	1,530,365	$21,752,727	-3.41%	-2.64%	4.26%
	2013		0.10%	0.90%	9.81	23.40	1,240,053	19,314,831	20.75%	21.72%	2.63%
	2012		0.10%	0.90%	8.10	19.35	1,069,891	14,767,625	8.63%	9.51%	2.96%
	2011		0.10%	0.90%	7.44	17.79	1,073,973	14,451,816	-5.07%	-4.31%	3.11%
	2010		0.10%	0.90%	7.81	18.71	965,149	13,991,807	1.55%	2.36%	3.59%
LVIP Money Market Standard Class
	2014		0.10%	0.90%	9.72	11.63	9,828,992	98,499,101	-0.87%	-0.07%	0.03%
	2013		0.10%	0.90%	9.78	11.73	8,537,895	86,438,976	-0.87%	-0.08%	0.03%
	2012		0.10%	0.90%	9.83	11.83	5,546,187	57,303,139	-0.87%	-0.07%	0.03%
	2011		0.10%	0.90%	9.88	12.72	5,015,761	53,051,004	-0.87%	-0.07%	0.03%
	2010		0.10%	0.90%	9.97	12.82	5,230,137	57,128,199	-0.85%	-0.05%	0.05%
LVIP Multi-Manager Global Equity RPM Standard Class
	2014	10/23/14	0.90%	0.90%	9.87	9.87	1,964	19,379	1.28%	1.28%	1.74%
LVIP SSgA Bond Index Standard Class
	2014		0.10%	0.90%	10.29	13.08	920,793	10,320,436	4.81%	5.65%	2.24%
	2013		0.10%	0.90%	9.79	12.38	517,788	5,806,989	-3.44%	-2.66%	2.21%
	2012		0.10%	0.90%	11.34	12.72	383,241	4,624,829	2.92%	3.75%	2.63%
	2011		0.10%	0.90%	11.10	12.26	319,937	3,788,259	6.43%	7.29%	3.41%
	2010		0.10%	0.90%	10.74	11.42	259,019	2,894,922	5.01%	5.86%	2.23%
LVIP SSgA Conservative Index Allocation Standard Class
	2014		0.10%	0.90%	11.36	13.26	566,276	6,467,570	3.79%	4.61%	2.09%
	2013		0.10%	0.90%	10.91	12.68	341,030	3,781,918	5.84%	6.68%	3.01%
	2012		0.10%	0.90%	11.66	11.87	115,067	1,228,984	8.12%	8.93%	5.25%
	2011	3/11/11	0.15%	0.90%	10.79	10.90	7,983	86,558	0.59%	2.87%	1.14%
LVIP SSgA Conservative Structured Allocation Standard Class
	2014		0.10%	0.90%	11.51	13.27	403,758	4,737,219	4.59%	5.43%	2.84%
	2013		0.10%	0.90%	10.97	12.59	192,760	2,177,355	6.11%	6.96%	4.27%
	2012		0.10%	0.90%	11.55	11.77	37,182	432,819	7.38%	8.25%	4.42%
	2011		0.10%	0.90%	10.78	10.78	23,785	257,620	2.03%	2.03%	0.77%
	2010	9/13/10	0.75%	0.75%	10.56	10.56	4,446	46,961	3.93%	3.93%	0.00%
LVIP SSgA Developed International 150 Standard Class
	2014		0.10%	0.90%	9.80	14.12	501,522	6,123,586	0.00%	0.81%	5.69%
	2013		0.10%	0.90%	9.80	14.04	132,472	1,569,555	19.23%	20.19%	3.52%
	2012		0.10%	0.90%	8.22	11.18	89,854	822,649	12.62%	13.52%	2.87%
	2011		0.10%	0.90%	7.30	9.90	79,096	622,390	-12.92%	-12.22%	2.87%
	2010		0.10%	0.90%	8.38	11.05	73,476	635,124	6.30%	7.15%	1.45%
LVIP SSgA Emerging Markets 100 Standard Class
	2014		0.10%	0.90%	9.56	13.50	1,231,033	13,822,758	-4.24%	-3.47%	3.31%
	2013		0.10%	0.90%	9.93	13.98	884,528	11,006,811	-3.70%	-2.93%	2.49%
	2012		0.10%	0.90%	12.38	14.40	656,497	8,883,829	11.64%	12.54%	2.54%
	2011		0.10%	0.90%	11.06	12.80	657,768	8,198,088	-15.70%	-15.02%	2.60%
	2010		0.10%	0.90%	14.66	15.06	671,908	9,953,782	26.63%	27.69%	1.48%
LVIP SSgA Global Tactical Allocation RPM Standard Class
	2014		0.10%	0.90%	10.54	19.38	1,520,967	19,161,929	3.04%	3.87%	2.38%
	2013		0.10%	0.90%	10.20	18.70	1,312,256	16,287,604	8.82%	9.70%	2.72%
	2012		0.10%	0.90%	9.34	17.09	824,104	9,835,168	10.15%	11.04%	3.49%
	2011		0.10%	0.90%	8.45	15.43	771,094	8,394,143	-0.68%	0.12%	1.34%
	2010		0.10%	0.90%	8.49	15.45	714,702	7,683,337	7.76%	8.63%	1.07%
LVIP SSgA International Index Standard Class
	2014		0.10%	0.90%	8.85	13.84	968,852	11,299,705	-6.69%	-5.94%	4.04%
	2013		0.10%	0.90%	9.48	14.75	387,602	4,800,451	19.90%	20.86%	2.42%
	2012		0.10%	0.90%	7.91	11.69	184,416	1,792,080	17.07%	18.01%	2.15%
	2011		0.10%	0.90%	6.76	9.91	148,800	1,206,740	-13.17%	-12.47%	1.49%
	2010		0.10%	0.90%	7.78	11.33	113,909	1,010,078	6.09%	6.94%	2.08%
LVIP SSgA Large Cap 100 Standard Class
	2014		0.10%	0.90%	16.13	23.98	731,892	12,013,723	15.66%	16.61%	3.46%
	2013		0.10%	0.90%	13.90	20.58	291,569	4,559,021	34.63%	35.71%	3.17%
	2012		0.10%	0.90%	11.20	15.17	138,376	1,743,801	11.22%	12.11%	1.79%
	2011		0.10%	0.90%	10.07	13.54	102,884	1,133,806	1.40%	2.22%	1.76%
	2010		0.10%	0.90%	9.93	13.25	84,317	890,872	18.13%	19.07%	1.75%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSgA Moderate Index Allocation Standard Class
	2014		0.10%	0.90%	$12.02	$14.30	1,581,349	$18,969,549	3.79%	4.31%	3.04%
	2013		0.10%	0.60%	11.58	13.71	517,184	6,412,510	11.79%	12.35%	2.40%
	2012		0.10%	0.60%	12.06	12.20	156,305	1,823,516	11.04%	11.59%	2.98%
	2011		0.10%	0.60%	10.93	10.93	54,412	592,420	-0.37%	-0.37%	1.17%
	2010	10/21/10	0.15%	0.15%	10.97	10.97	526	5,774	2.18%	2.18%	0.00%
LVIP SSgA Moderate Structured Allocation Standard Class
	2014		0.15%	0.90%	12.24	14.27	1,910,289	23,583,158	4.61%	5.40%	3.40%
	2013		0.15%	0.90%	11.67	13.54	1,106,316	13,405,566	11.80%	12.64%	3.79%
	2012		0.15%	0.90%	11.81	12.02	291,990	3,426,187	9.55%	10.37%	4.78%
	2011		0.15%	0.90%	10.78	10.82	129,455	1,402,428	-0.61%	-0.31%	0.36%
	2010	10/26/10	0.60%	0.90%	10.84	10.86	9,915	107,625	0.40%	1.82%	0.00%
LVIP SSgA Moderately Aggressive Index Allocation Standard Class
	2014		0.15%	0.90%	12.28	14.59	2,378,208	29,283,033	3.08%	3.85%	2.98%
	2013		0.15%	0.90%	11.88	14.05	1,110,666	13,707,333	13.78%	14.64%	3.43%
	2012		0.15%	0.90%	12.04	12.25	162,548	1,967,998	11.85%	12.69%	2.79%
	2011		0.15%	0.90%	10.76	10.87	111,120	1,202,647	-3.43%	-2.70%	0.14%
	2010	10/4/10	0.15%	0.90%	11.14	11.17	15,837	176,918	1.41%	6.20%	0.00%
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class
	2014		0.10%	0.90%	12.52	14.86	1,601,218	20,347,953	4.65%	5.20%	3.85%
	2013		0.10%	0.75%	11.97	14.12	766,891	9,823,622	14.29%	15.03%	4.02%
	2012		0.10%	0.75%	12.09	12.27	266,777	3,221,074	10.56%	11.22%	5.07%
	2011		0.15%	0.75%	10.94	11.03	128,002	1,407,170	-2.48%	-1.89%	0.30%
	2010	9/13/10	0.10%	0.75%	11.22	11.24	4,146	46,552	3.02%	8.77%	0.00%
LVIP SSgA S&P 500 Index Standard Class
	2014		0.10%	0.90%	14.89	21.97	6,267,278	94,741,610	12.41%	13.31%	2.66%
	2013		0.10%	0.90%	13.21	19.39	2,714,746	40,290,067	30.82%	31.87%	2.20%
	2012		0.10%	0.90%	10.07	14.72	1,303,645	16,088,931	14.61%	15.53%	1.12%
	2011		0.10%	0.90%	8.76	12.74	943,555	10,044,446	0.94%	1.75%	0.96%
	2010		0.10%	0.90%	8.65	12.53	812,905	8,292,765	13.70%	14.61%	1.30%
LVIP SSgA Small-Cap Index Standard Class
	2014		0.10%	0.90%	14.48	21.62	1,111,489	16,504,267	3.74%	4.57%	1.19%
	2013		0.10%	0.90%	13.96	20.69	515,358	7,916,327	36.67%	37.77%	1.01%
	2012		0.10%	0.90%	10.21	15.03	331,876	3,761,965	14.85%	15.78%	0.70%
	2011		0.10%	0.90%	8.89	12.98	318,392	3,108,916	-5.42%	-4.66%	0.38%
	2010		0.10%	0.90%	9.40	13.63	274,935	2,740,961	25.06%	26.06%	0.54%
LVIP SSgA Small-Mid Cap 200 Standard Class
	2014		0.10%	0.90%	14.58	22.21	702,771	10,483,832	3.37%	4.20%	4.36%
	2013		0.10%	0.90%	14.06	21.32	332,195	5,400,229	33.28%	34.36%	3.96%
	2012		0.10%	0.90%	12.50	15.88	127,163	1,808,739	12.80%	13.71%	2.69%
	2011		0.10%	0.90%	12.20	13.97	110,209	1,385,130	-3.11%	-2.31%	1.69%
	2010		0.10%	0.90%	12.60	14.31	103,541	1,322,263	26.61%	27.63%	1.60%
LVIP T. Rowe Price Growth Stock Standard Class
	2014		0.10%	0.90%	15.09	23.07	1,210,201	18,960,840	7.74%	8.60%	0.00%
	2013		0.10%	0.90%	13.97	21.25	714,996	11,053,179	37.80%	38.91%	0.00%
	2012		0.10%	0.90%	10.78	15.31	360,152	4,335,781	17.25%	18.19%	0.00%
	2011		0.10%	0.90%	9.20	12.96	218,798	2,185,887	-2.53%	-1.75%	0.00%
	2010		0.10%	0.90%	9.44	13.19	168,532	1,674,243	15.69%	16.61%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class
	2014		0.10%	0.90%	15.30	34.13	598,822	10,270,202	10.59%	11.48%	0.29%
	2013		0.10%	0.90%	13.79	30.70	334,245	6,056,235	33.59%	34.66%	0.00%
	2012		0.10%	0.90%	11.82	22.85	187,473	2,997,458	15.26%	16.19%	0.00%
	2011		0.10%	0.90%	10.23	19.72	143,932	2,047,300	-4.73%	-3.96%	0.00%
	2010		0.10%	0.90%	10.67	20.58	154,912	2,343,261	27.22%	28.24%	0.00%
LVIP Templeton Growth RPM Standard Class
	2014		0.10%	0.90%	10.85	15.81	581,505	7,411,680	-2.87%	-2.09%	1.66%
	2013		0.10%	0.90%	11.17	16.15	393,616	5,210,061	18.85%	19.81%	1.75%
	2012		0.10%	0.90%	9.40	13.49	242,316	2,745,219	20.12%	21.09%	1.79%
	2011		0.10%	0.90%	7.82	11.15	279,160	2,414,957	-3.96%	-3.19%	2.40%
	2010		0.10%	0.90%	8.15	11.52	126,686	1,137,791	5.61%	6.46%	2.13%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP UBS Large Cap Growth RPM Standard Class
	2014		0.10%	0.90%	$13.05	$23.62	554,946	$9,352,418	4.41%	5.24%	0.00%
	2013		0.10%	0.90%	12.49	22.50	567,935	9,524,913	24.37%	25.37%	0.00%
	2012		0.10%	0.90%	10.05	17.99	547,840	7,666,006	15.35%	16.27%	0.00%
	2011		0.10%	0.90%	8.69	15.51	555,902	6,810,512	-6.53%	-5.78%	0.24%
	2010		0.10%	0.90%	9.22	16.50	479,355	6,220,660	10.35%	11.23%	0.78%
LVIP Vanguard Domestic Equity ETF Standard Class
	2014		0.10%	0.90%	14.74	15.90	1,487,364	21,801,954	11.15%	12.10%	2.70%
	2013		0.10%	0.90%	13.22	14.16	476,030	6,411,450	29.35%	30.33%	1.90%
	2012		0.15%	0.90%	10.76	10.87	101,932	1,076,358	14.32%	15.00%	2.56%
	2011	6/27/11	0.15%	0.75%	9.41	9.45	13,231	124,684	-7.02%	7.94%	0.46%
LVIP Vanguard International Equity ETF Standard Class
	2014		0.10%	0.90%	10.66	11.98	1,665,868	18,908,053	-5.54%	-4.74%	3.19%
	2013		0.10%	0.90%	11.29	12.61	435,796	5,313,773	13.72%	14.58%	3.90%
	2012		0.15%	0.90%	9.95	10.05	81,438	824,498	18.46%	19.17%	5.42%
	2011	5/26/11	0.15%	0.75%	8.40	8.43	51,181	430,398	-17.94%	0.87%	0.00%
LVIP VIP Mid Cap RPM Standard Class
	2014	6/5/14	0.15%	0.90%	10.20	10.25	11,079	113,238	-1.22%	-0.11%	1.21%
M Capital Appreciation
	2014		0.20%	0.90%	16.52	38.90	76,795	1,656,805	11.41%	12.03%	0.00%
	2013		0.35%	0.90%	16.11	35.48	65,976	1,523,731	37.96%	38.51%	0.00%
	2012		0.50%	0.90%	11.64	25.68	63,264	1,165,279	16.38%	16.85%	0.33%
	2011		0.50%	0.90%	9.97	22.03	66,157	1,070,037	-8.05%	-7.69%	0.00%
	2010		0.50%	0.90%	10.81	23.92	59,359	1,052,242	25.87%	26.37%	0.20%
M International Equity
	2014		0.20%	0.90%	8.40	21.73	181,240	2,363,323	-7.89%	-7.38%	2.41%
	2013		0.35%	0.90%	9.09	23.97	159,826	2,379,306	15.28%	15.74%	2.47%
	2012		0.50%	0.90%	7.86	20.76	150,073	1,992,462	19.60%	20.08%	2.05%
	2011		0.50%	0.90%	6.55	17.33	175,588	1,825,836	-14.34%	-13.99%	3.35%
	2010		0.50%	0.90%	7.63	20.20	160,569	2,013,710	3.67%	4.09%	3.10%
M Large Cap Growth
	2014		0.20%	0.90%	15.37	29.13	133,919	2,697,846	9.22%	9.83%	0.04%
	2013		0.35%	0.90%	15.03	27.10	130,540	2,613,070	34.93%	35.47%	0.57%
	2012		0.50%	0.90%	11.10	20.05	137,793	2,155,606	18.24%	18.72%	0.05%
	2011		0.50%	0.90%	9.36	16.93	123,217	1,657,902	-1.69%	-1.30%	0.00%
	2010		0.50%	0.90%	9.49	17.20	125,381	1,734,733	21.96%	22.45%	0.37%
M Large Cap Value
	2014		0.20%	0.90%	13.74	26.28	123,742	2,235,746	8.69%	9.30%	1.18%
	2013		0.35%	0.90%	12.60	24.18	117,822	2,066,634	33.01%	33.55%	2.75%
	2012		0.50%	0.90%	9.44	18.45	123,984	1,671,083	16.24%	16.70%	0.78%
	2011		0.50%	0.90%	8.10	15.85	134,373	1,485,914	-4.99%	-4.59%	0.38%
	2010		0.50%	0.90%	8.50	16.65	125,043	1,485,770	8.29%	8.73%	0.72%
MFS VIT Core Equity Initial Class
	2014		0.35%	0.90%	15.73	27.98	46,751	846,498	10.24%	10.85%	0.78%
	2013		0.35%	0.90%	14.19	25.24	48,221	825,184	33.40%	34.13%	0.98%
	2012		0.35%	0.90%	13.00	18.82	54,398	742,626	15.19%	15.82%	0.70%
	2011		0.35%	0.90%	11.86	16.25	75,094	923,920	-1.91%	-1.37%	0.89%
	2010		0.35%	0.90%	12.09	13.55	62,336	796,038	16.17%	16.63%	1.14%
MFS VIT Growth Initial Class
	2014		0.10%	0.90%	15.10	28.05	1,079,429	20,806,013	7.97%	8.84%	0.11%
	2013		0.10%	0.90%	13.94	25.83	834,558	16,508,612	35.63%	36.71%	0.24%
	2012		0.10%	0.90%	11.18	18.94	711,834	11,086,638	16.33%	17.27%	0.00%
	2011		0.10%	0.90%	9.58	16.19	730,465	9,986,195	-1.22%	-0.42%	0.19%
	2010		0.10%	0.90%	9.67	16.30	800,429	10,754,246	14.30%	15.22%	0.11%
MFS VIT Total Return Initial Class
	2014		0.10%	0.90%	13.43	23.10	1,723,205	29,128,409	7.53%	8.39%	1.87%
	2013		0.10%	0.90%	12.42	21.48	1,763,978	28,484,664	17.98%	18.93%	1.79%
	2012		0.10%	0.90%	10.80	18.21	1,788,430	25,173,336	10.26%	11.14%	2.78%
	2011		0.10%	0.90%	9.76	16.99	1,802,273	23,791,748	0.86%	1.67%	2.61%
	2010		0.10%	0.90%	9.65	16.83	1,882,719	25,530,082	8.95%	9.82%	2.74%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
MFS VIT Utilities Initial Class
	2014		0.10%	0.90%	$13.94	$44.85	1,715,806	$34,103,663	11.72%	12.62%	2.12%
	2013		0.10%	0.90%	12.44	40.08	1,360,154	27,704,016	19.44%	20.40%	2.33%
	2012		0.10%	0.90%	11.13	33.51	1,318,872	24,412,995	12.47%	13.37%	6.64%
	2011		0.10%	0.90%	9.82	29.75	1,332,632	23,644,315	5.83%	6.68%	3.18%
	2010		0.10%	0.90%	9.21	28.07	1,255,645	23,150,710	12.79%	13.69%	3.19%
NB AMT Large Cap Value I Class
	2014		0.35%	0.90%	16.64	29.41	59,659	1,445,998	8.87%	9.47%	0.73%
	2013		0.35%	0.90%	15.20	26.87	66,203	1,516,258	29.96%	30.68%	1.08%
	2012		0.35%	0.90%	11.63	20.56	80,722	1,427,717	15.55%	16.19%	0.37%
	2011		0.35%	0.90%	13.46	17.69	119,716	1,646,245	-12.15%	-11.67%	0.00%
	2010		0.35%	0.90%	13.01	20.03	127,867	2,045,525	14.63%	15.26%	0.69%
NB AMT Mid Cap Growth I Class
	2014		0.20%	0.90%	14.13	28.14	929,266	19,090,065	6.62%	7.86%	0.00%
	2013		0.35%	0.90%	13.18	26.25	923,284	19,520,530	31.42%	32.15%	0.00%
	2012		0.35%	0.90%	13.45	19.86	957,732	16,546,098	11.41%	12.02%	0.00%
	2011		0.35%	0.90%	13.19	17.73	996,401	15,947,901	-0.43%	0.12%	0.00%
	2010		0.35%	1.00%	13.22	17.79	1,041,517	16,681,877	27.81%	28.65%	0.00%
NB AMT Mid Cap Intrinsic Value I Class
	2014		0.20%	0.90%	16.34	34.57	307,445	6,310,829	12.82%	13.44%	1.04%
	2013		0.35%	0.90%	14.41	30.47	309,781	6,222,621	35.82%	36.57%	1.20%
	2012		0.35%	0.90%	12.47	22.31	331,801	5,320,440	14.49%	15.13%	0.59%
	2011		0.35%	0.90%	12.03	19.38	357,523	5,363,391	-7.34%	-6.82%	0.64%
	2010		0.35%	0.90%	12.93	20.80	353,422	5,816,330	25.05%	25.74%	0.72%
PIMCO VIT CommodityRealReturn Strategy Administrative Class
	2014		0.10%	0.90%	6.81	10.60	1,658,515	13,319,443	-19.16%	-18.51%	0.37%
	2013		0.10%	0.90%	8.40	13.01	1,125,892	11,556,567	-15.46%	-14.79%	1.60%
	2012		0.10%	0.90%	12.11	15.27	586,909	8,122,633	4.45%	5.29%	2.81%
	2011		0.10%	0.90%	11.56	14.50	498,568	6,798,366	-8.39%	-7.65%	14.63%
	2010		0.10%	0.90%	14.08	15.70	250,242	3,807,483	23.41%	24.40%	15.69%
Putnam VT Global Health Care Class IB
	2014		0.35%	0.90%	20.19	28.25	109,332	2,596,343	26.50%	27.20%	0.25%
	2013		0.35%	0.90%	15.88	22.21	114,928	2,176,490	40.39%	41.17%	0.96%
	2012		0.35%	0.90%	12.69	15.73	123,068	1,757,169	21.17%	21.84%	1.31%
	2011		0.35%	0.90%	11.39	12.91	140,227	1,716,635	-2.06%	-1.52%	0.83%
	2010		0.35%	0.90%	11.63	13.11	150,113	1,872,702	1.55%	2.11%	1.90%
Putnam VT Growth & Income Class IB
	2014		0.35%	0.90%	16.17	26.34	94,544	1,718,159	9.74%	10.35%	1.34%
	2013		0.35%	0.90%	14.66	23.87	99,534	1,622,152	34.46%	35.20%	1.65%
	2012		0.35%	0.90%	12.54	17.66	100,212	1,282,447	18.07%	18.72%	1.69%
	2011		0.35%	0.90%	10.62	14.87	101,825	1,122,227	-5.50%	-4.97%	1.22%
	2010		0.35%	0.90%	11.24	15.65	98,810	1,149,210	13.35%	13.98%	1.51%
Templeton Foreign VIP Class 1
	2014		0.55%	0.55%	15.76	15.76	83,308	1,313,006	-11.38%	-11.38%	2.08%
	2013		0.55%	0.55%	17.78	17.78	92,196	1,639,606	22.60%	22.60%	2.53%
	2012		0.55%	0.55%	14.51	14.51	113,010	1,639,321	17.95%	17.95%	3.31%
	2011		0.55%	0.80%	12.30	14.12	138,617	1,710,317	-11.16%	-10.94%	1.92%
	2010		0.55%	0.80%	15.89	15.89	148,886	2,256,721	7.81%	7.81%	2.21%
Templeton Foreign VIP Class 2
	2014		0.35%	0.90%	13.50	18.38	213,613	3,732,201	-11.93%	-11.44%	1.85%
	2013		0.35%	0.90%	15.25	20.75	229,701	4,538,191	21.87%	22.54%	2.36%
	2012		0.35%	0.90%	12.44	16.94	251,971	4,070,965	17.17%	17.82%	2.91%
	2011		0.35%	0.90%	12.83	14.38	261,494	3,586,115	-11.44%	-10.95%	1.70%
	2010		0.35%	0.90%	14.47	16.14	280,429	4,353,202	7.44%	8.03%	1.84%
Templeton Global Bond VIP Class 1
	2014		0.10%	0.90%	11.23	20.74	948,758	14,501,524	1.21%	2.02%	5.02%
	2013		0.10%	0.90%	11.04	20.41	719,391	12,303,229	0.98%	1.79%	4.91%
	2012		0.10%	0.90%	12.21	20.13	814,764	13,849,630	14.28%	15.20%	6.77%
	2011		0.10%	0.90%	13.74	17.54	666,058	10,957,497	-1.50%	-0.71%	5.64%
	2010		0.10%	0.90%	13.84	17.74	637,446	10,837,194	13.68%	14.59%	1.63%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Templeton Growth VIP Class 1
	2014		0.20%	0.90%	$14.55	$19.32	496,218	$7,828,321	-3.40%	-2.87%	1.56%
	2013		0.35%	0.90%	14.98	19.93	470,960	8,136,840	29.87%	30.59%	2.85%
	2012		0.35%	0.90%	12.44	15.31	513,659	6,987,155	20.31%	20.97%	2.32%
	2011		0.35%	0.90%	10.30	15.05	530,094	6,132,364	-7.63%	-7.26%	1.59%
	2010		0.50%	0.90%	11.10	16.27	542,632	6,929,019	6.77%	7.20%	1.58%
Templeton Growth VIP Class 2
	2014		0.35%	0.90%	16.07	21.99	54,026	1,140,309	-3.69%	-3.15%	1.39%
	2013		0.35%	0.90%	16.60	22.83	65,193	1,432,196	29.65%	30.36%	2.69%
	2012		0.35%	0.90%	12.73	17.61	72,794	1,229,799	19.98%	20.64%	1.97%
	2011		0.35%	0.90%	11.63	14.68	94,289	1,310,772	-7.81%	-7.30%	1.39%
	2010		0.35%	0.90%	12.59	15.92	103,679	1,574,272	6.43%	7.02%	1.38%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2014:

	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
ABVPSF Global Thematic Growth Class A	$1,274,783	$645,981
ABVPSF Growth and Income Class A	993,516	1,854,079
ABVPSF International Value Class A	1,151,226	374,980
ABVPSF Large Cap Growth Class A	145,090	278,587
ABVPSF Small/Mid Cap Value Class A	7,491,852	2,455,990
American Century VP Inflation Protection Class I	1,130,243	1,957,863
American Funds Global Growth Class 2	14,583,671	2,259,059
American Funds Global Small Capitalization Class 2	8,577,883	1,710,419
American Funds Growth Class 2	30,639,007	7,149,019
American Funds Growth-Income Class 2	28,814,955	6,161,525
American Funds International Class 2	20,760,588	2,277,551
BlackRock Global Allocation V.I. Class I	56,320,866	6,096,779
ClearBridge Variable Mid Cap Core Class I	1,031,584	91,519
Delaware VIP Diversified Income Standard Class	8,347,354	3,314,232
Delaware VIP Emerging Markets Standard Class	9,991,212	2,529,511
Delaware VIP High Yield Standard Class	4,755,586	6,353,533
Delaware VIP Limited-Term Diversified Income Standard Class	10,509,470	1,628,073
Delaware VIP REIT Standard Class	6,753,822	3,716,825
Delaware VIP Small Cap Value Standard Class	8,984,669	4,224,590
Delaware VIP Smid Cap Growth Standard Class	7,859,642	3,462,795
Delaware VIP U.S. Growth Standard Class	6,445,520	920,324
Delaware VIP Value Standard Class	8,506,723	3,030,048
Deutsche Alternative Asset Allocation VIP Class A	3,385,841	350,734
Deutsche Equity 500 Index VIP Class A	2,895,942	5,782,524
Deutsche Small Cap Index VIP Class A	955,276	2,126,999
Fidelity VIP Asset Manager Initial Class	64,787	141,675
Fidelity VIP Contrafund Service Class	16,253,431	4,745,870
Fidelity VIP Equity-Income Initial Class	193,664	462,932
Fidelity VIP Equity-Income Service Class	639,828	1,012,079
Fidelity VIP Growth Service Class	4,749,867	2,224,239
Fidelity VIP Growth Opportunities Service Class	381,001	806,646
Fidelity VIP High Income Service Class	251,687	198,674
Fidelity VIP Investment Grade Bond Initial Class	86,991	224,724
Fidelity VIP Mid Cap Service Class	8,460,508	1,552,452
Fidelity VIP Overseas Service Class	1,331,970	767,488
Franklin Income VIP Class 1	15,513,385	1,127,788
Franklin Mutual Shares VIP Class 1	7,558,090	1,068,697
Franklin Small-Mid Cap Growth VIP Class 1	3,204,894	1,653,692
Invesco V.I. American Franchise Series I	268,054	2,032,213
Invesco V.I. Core Equity Series I	551,022	2,423,463
Invesco V.I. Diversified Income Series I	69,001	73,362
Invesco V.I. International Growth Series I	1,748,398	1,006,495
Janus Aspen Balanced Institutional Class	733,404	1,627,486
Janus Aspen Balanced Service Class	665,016	1,258,845
Janus Aspen Enterprise Service Class	415,937	644,533
Janus Aspen Global Research Institutional Class	321,348	1,505,233
Janus Aspen Global Research Service Class	210,215	282,375
Janus Aspen Global Technology Service Class	196,084	191,634
LVIP Baron Growth Opportunities Standard Class	237,039	485,386
LVIP Baron Growth Opportunities Service Class	6,106,714	2,457,949
LVIP BlackRock Emerging Markets RPM Standard Class	3,174,180	314,548
LVIP BlackRock Equity Dividend RPM Standard Class	7,845,182	1,695,533
LVIP BlackRock Inflation Protected Bond Standard Class	4,272,195	857,468
LVIP Capital Growth Standard Class	2,407,398	390,569
LVIP Clarion Global Real Estate Standard Class	3,556,233	728,099
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	2,628,770	343,718
LVIP Delaware Bond Standard Class	22,290,918	9,965,423
LVIP Delaware Diversified Floating Rate Standard Class	6,020,089	1,164,239

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP Delaware Foundation Aggressive Allocation Standard Class	$166,987	$551,850
LVIP Delaware Growth and Income Standard Class	433,685	540,641
LVIP Delaware Social Awareness Standard Class	2,409,235	964,245
LVIP Delaware Special Opportunities Standard Class	2,333,724	1,240,194
LVIP Dimensional Non-U.S. Equity RPM Standard Class	4,047,167	316,893
LVIP Dimensional U.S. Equity RPM Standard Class	4,480,972	522,972
LVIP Dimensional/Vanguard Total Bond Standard Class	13,997,324	1,430,591
LVIP Global Income Standard Class	2,930,283	894,999
LVIP Invesco Diversified Equity Income RPM Standard Class	336,828	6,644
LVIP JPMorgan High Yield Standard Class	11,322,341	1,524,990
LVIP JPMorgan Mid Cap Value RPM Standard Class	4,815,396	481,090
LVIP Managed Risk Profile 2010 Standard Class	23,578	42,187
LVIP Managed Risk Profile 2020 Standard Class	209,034	183,502
LVIP Managed Risk Profile 2030 Standard Class	343,854	81,651
LVIP Managed Risk Profile 2040 Standard Class	389,580	564,249
LVIP Managed Risk Profile Conservative Standard Class	10,069,028	3,168,521
LVIP Managed Risk Profile Growth Standard Class	24,089,339	6,899,173
LVIP Managed Risk Profile Moderate Standard Class	17,982,847	2,779,867
LVIP MFS International Growth Standard Class	5,433,277	516,521
LVIP MFS Value Standard Class	12,403,129	1,082,158
LVIP Mid-Cap Value Standard Class	3,716,328	636,145
LVIP Mondrian International Value Standard Class	5,795,290	1,610,336
LVIP Money Market Standard Class	156,488,444	142,238,852
LVIP Multi-Manager Global Equity RPM Standard Class	19,829	237
LVIP SSgA Bond Index Standard Class	4,683,320	563,899
LVIP SSgA Conservative Index Allocation Standard Class	2,796,842	205,698
LVIP SSgA Conservative Structured Allocation Standard Class	3,556,995	1,015,923
LVIP SSgA Developed International 150 Standard Class	5,887,352	714,030
LVIP SSgA Emerging Markets 100 Standard Class	5,912,206	2,394,192
LVIP SSgA Global Tactical Allocation RPM Standard Class	4,164,524	1,494,956
LVIP SSgA International Index Standard Class	8,551,348	1,145,289
LVIP SSgA Large Cap 100 Standard Class	8,248,460	1,757,227
LVIP SSgA Moderate Index Allocation Standard Class	13,728,456	1,114,834
LVIP SSgA Moderate Structured Allocation Standard Class	11,095,325	936,968
LVIP SSgA Moderately Aggressive Index Allocation Standard Class	16,558,700	1,136,424
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class	11,126,905	621,497
LVIP SSgA S&P 500 Index Standard Class	57,571,128	8,807,757
LVIP SSgA Small-Cap Index Standard Class	9,255,867	987,605
LVIP SSgA Small-Mid Cap 200 Standard Class	6,447,931	1,184,113
LVIP T. Rowe Price Growth Stock Standard Class	7,492,198	951,190
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	4,664,851	841,764
LVIP Templeton Growth RPM Standard Class	2,739,403	256,997
LVIP UBS Large Cap Growth RPM Standard Class	976,889	1,637,129
LVIP Vanguard Domestic Equity ETF Standard Class	16,644,349	2,626,377
LVIP Vanguard International Equity ETF Standard Class	17,328,761	3,180,885
LVIP VIP Mid Cap RPM Standard Class	118,467	3,555
M Capital Appreciation	345,249	241,427
M International Equity	405,177	197,134
M Large Cap Growth	570,384	413,813
M Large Cap Value	408,110	174,764
MFS VIT Core Equity Initial Class	34,519	94,811
MFS VIT Growth Initial Class	6,005,219	2,047,066
MFS VIT Total Return Initial Class	1,923,583	2,340,806
MFS VIT Utilities Initial Class	7,380,248	2,682,710
NB AMT Large Cap Value I Class	107,604	301,423
NB AMT Mid Cap Growth I Class	8,194,704	2,201,603
NB AMT Mid Cap Intrinsic Value I Class	463,643	935,418
PIMCO VIT CommodityRealReturn Strategy Administrative Class	5,993,564	1,085,257
Putnam VT Global Health Care Class IB	616,785	570,366
Putnam VT Growth & Income Class IB	317,659	373,060
Templeton Foreign VIP Class 1	107,071	241,320

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Templeton Foreign VIP Class 2	$343,583	$606,303
Templeton Global Bond VIP Class 1	3,620,274	1,270,157
Templeton Growth VIP Class 1	576,630	553,516
Templeton Growth VIP Class 2	113,402	357,490

5. Investments

The following is a summary of investments owned at December 31, 2014:

	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
ABVPSF Global Thematic Growth Class A	212,271	$21.80	$4,627,507	$3,946,492
ABVPSF Growth and Income Class A	620,199	30.04	18,630,777	13,413,823
ABVPSF International Value Class A	655,149	13.53	8,864,174	9,764,258
ABVPSF Large Cap Growth Class A	48,260	48.83	2,356,522	1,659,357
ABVPSF Small/Mid Cap Value Class A	1,181,784	21.95	25,940,156	22,700,634
American Century VP Inflation Protection Class I	1,216,868	10.43	12,691,930	13,407,199
American Funds Global Growth Class 2	1,461,890	27.30	39,909,601	36,245,322
American Funds Global Small Capitalization Class 2	1,625,335	25.64	41,673,596	35,387,736
American Funds Growth Class 2	2,155,924	79.84	172,129,011	134,798,982
American Funds Growth-Income Class 2	2,989,765	52.41	156,693,579	123,560,543
American Funds International Class 2	4,590,317	20.29	93,137,530	86,240,114
BlackRock Global Allocation V.I. Class I	6,117,464	16.23	99,286,448	104,579,403
ClearBridge Variable Mid Cap Core Class I	48,184	18.73	902,481	933,483
Delaware VIP Diversified Income Standard Class	3,972,396	10.84	43,060,772	42,579,523
Delaware VIP Emerging Markets Standard Class	2,100,426	19.54	41,042,330	41,416,048
Delaware VIP High Yield Standard Class	3,482,315	5.67	19,744,729	20,249,962
Delaware VIP Limited-Term Diversified Income Standard Class	2,388,680	9.87	23,576,275	23,792,251
Delaware VIP REIT Standard Class	2,756,325	15.50	42,723,030	33,494,687
Delaware VIP Small Cap Value Standard Class	1,315,400	40.23	52,918,526	43,921,526
Delaware VIP Smid Cap Growth Standard Class	1,158,921	30.20	34,999,412	29,565,933
Delaware VIP U.S. Growth Standard Class	1,157,145	13.75	15,910,739	13,474,682
Delaware VIP Value Standard Class	1,245,292	29.24	36,412,345	28,197,547
Deutsche Alternative Asset Allocation VIP Class A	727,751	13.88	10,101,192	10,009,953
Deutsche Equity 500 Index VIP Class A	2,176,540	20.41	44,423,182	30,955,860
Deutsche Small Cap Index VIP Class A	651,152	17.32	11,277,944	8,687,709
Fidelity VIP Asset Manager Initial Class	40,913	17.15	701,665	613,736
Fidelity VIP Contrafund Service Class	2,842,252	37.23	105,817,051	80,906,292
Fidelity VIP Equity-Income Initial Class	91,355	24.27	2,217,191	1,823,491
Fidelity VIP Equity-Income Service Class	286,851	24.18	6,936,064	6,260,983
Fidelity VIP Growth Service Class	254,887	63.32	16,139,448	12,288,645
Fidelity VIP Growth Opportunities Service Class	102,217	33.46	3,420,178	1,855,165
Fidelity VIP High Income Service Class	302,623	5.49	1,661,403	1,725,444
Fidelity VIP Investment Grade Bond Initial Class	96,286	12.79	1,231,495	1,256,139
Fidelity VIP Mid Cap Service Class	970,823	37.44	36,347,603	32,317,923
Fidelity VIP Overseas Service Class	364,391	18.63	6,788,614	6,445,129
Franklin Income VIP Class 1	2,358,641	16.48	38,870,409	37,831,665
Franklin Mutual Shares VIP Class 1	1,253,272	22.91	28,712,468	24,101,721
Franklin Small-Mid Cap Growth VIP Class 1	551,828	24.95	13,768,100	12,367,992
Invesco V.I. American Franchise Series I	218,603	54.88	11,996,945	8,350,470
Invesco V.I. Core Equity Series I	400,676	41.01	16,431,717	10,769,848
Invesco V.I. Diversified Income Series I	98,474	6.39	629,250	617,636
Invesco V.I. International Growth Series I	208,063	34.87	7,255,173	6,136,483
Janus Aspen Balanced Institutional Class	329,227	31.43	10,347,592	8,884,953
Janus Aspen Balanced Service Class	258,604	32.97	8,526,177	7,540,428
Janus Aspen Enterprise Service Class	56,743	59.26	3,362,587	2,409,801
Janus Aspen Global Research Institutional Class	242,102	41.45	10,035,114	6,903,931
Janus Aspen Global Research Service Class	62,697	40.77	2,556,180	1,950,337
Janus Aspen Global Technology Service Class	189,812	8.56	1,624,792	1,020,677
LVIP Baron Growth Opportunities Standard Class	28,196	47.82	1,348,322	1,099,587

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

5. Investments (continued)

	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP Baron Growth Opportunities Service Class	435,194	$47.03	$20,468,935	$16,415,197
LVIP BlackRock Emerging Markets RPM Standard Class	410,013	9.35	3,831,985	4,063,317
LVIP BlackRock Equity Dividend RPM Standard Class	1,025,066	17.81	18,251,296	16,848,353
LVIP BlackRock Inflation Protected Bond Standard Class	1,264,318	10.35	13,085,691	13,622,921
LVIP Capital Growth Standard Class	218,411	41.89	9,150,101	6,855,025
LVIP Clarion Global Real Estate Standard Class	1,446,911	9.73	14,081,335	11,659,665
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	450,683	12.64	5,696,186	5,497,703
LVIP Delaware Bond Standard Class	7,265,785	13.90	101,016,206	100,402,491
LVIP Delaware Diversified Floating Rate Standard Class	1,250,985	10.06	12,581,158	12,736,227
LVIP Delaware Foundation Aggressive Allocation Standard Class	199,850	15.93	3,183,808	2,642,643
LVIP Delaware Growth and Income Standard Class	77,845	44.35	3,452,581	2,628,722
LVIP Delaware Social Awareness Standard Class	130,928	46.22	6,051,350	4,921,316
LVIP Delaware Special Opportunities Standard Class	159,639	41.90	6,689,514	6,260,310
LVIP Dimensional Non-U.S. Equity RPM Standard Class	679,663	9.40	6,390,875	6,799,073
LVIP Dimensional U.S. Equity RPM Standard Class	631,376	14.16	8,938,396	8,203,795
LVIP Dimensional/Vanguard Total Bond Standard Class	1,944,920	10.52	20,456,669	20,478,741
LVIP Global Income Standard Class	841,300	11.56	9,722,064	9,718,209
LVIP Invesco Diversified Equity Income RPM Standard Class	31,637	10.34	327,162	330,192
LVIP JPMorgan High Yield Standard Class	2,027,821	11.08	22,472,313	23,228,639
LVIP JPMorgan Mid Cap Value RPM Standard Class	644,370	15.62	10,066,340	8,943,744
LVIP Managed Risk Profile 2010 Standard Class	25,197	12.45	313,658	278,815
LVIP Managed Risk Profile 2020 Standard Class	91,447	12.11	1,107,424	948,055
LVIP Managed Risk Profile 2030 Standard Class	201,364	12.17	2,451,409	2,065,730
LVIP Managed Risk Profile 2040 Standard Class	318,381	11.66	3,711,051	3,104,036
LVIP Managed Risk Profile Conservative Standard Class	2,224,532	13.94	31,018,881	29,659,479
LVIP Managed Risk Profile Growth Standard Class	7,042,236	13.47	94,887,087	86,204,720
LVIP Managed Risk Profile Moderate Standard Class	6,370,271	14.11	89,878,148	79,548,840
LVIP MFS International Growth Standard Class	1,043,024	13.69	14,283,170	14,040,486
LVIP MFS Value Standard Class	1,090,201	37.27	40,629,606	32,859,033
LVIP Mid-Cap Value Standard Class	345,004	22.96	7,922,681	6,504,180
LVIP Mondrian International Value Standard Class	1,284,118	16.94	21,755,528	21,669,863
LVIP Money Market Standard Class	9,703,040	10.00	97,030,413	97,030,412
LVIP Multi-Manager Global Equity RPM Standard Class	1,972	9.83	19,379	19,596
LVIP SSgA Bond Index Standard Class	888,860	11.43	10,155,231	10,048,070
LVIP SSgA Conservative Index Allocation Standard Class	527,088	12.26	6,462,097	6,306,816
LVIP SSgA Conservative Structured Allocation Standard Class	398,863	11.88	4,737,292	4,706,592
LVIP SSgA Developed International 150 Standard Class	675,215	9.08	6,128,927	6,533,023
LVIP SSgA Emerging Markets 100 Standard Class	1,471,735	9.29	13,669,471	14,967,176
LVIP SSgA Global Tactical Allocation RPM Standard Class	1,600,036	11.98	19,166,835	18,164,971
LVIP SSgA International Index Standard Class	1,299,026	8.66	11,245,672	11,753,322
LVIP SSgA Large Cap 100 Standard Class	732,371	15.95	11,684,240	10,861,205
LVIP SSgA Moderate Index Allocation Standard Class	1,440,134	13.16	18,950,727	18,603,442
LVIP SSgA Moderate Structured Allocation Standard Class	1,850,693	12.65	23,411,269	22,729,653
LVIP SSgA Moderately Aggressive Index Allocation Standard Class	2,174,337	13.38	29,092,627	28,622,692
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class	1,567,833	12.95	20,295,604	19,737,807
LVIP SSgA S&P 500 Index Standard Class	6,482,056	14.65	94,968,597	82,947,934
LVIP SSgA Small-Cap Index Standard Class	611,425	26.99	16,502,356	14,358,580
LVIP SSgA Small-Mid Cap 200 Standard Class	690,762	14.91	10,297,888	10,169,341
LVIP T. Rowe Price Growth Stock Standard Class	607,656	31.18	18,946,721	15,351,796
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	466,946	22.08	10,309,697	8,962,555
LVIP Templeton Growth RPM Standard Class	226,144	32.85	7,427,706	6,942,338
LVIP UBS Large Cap Growth RPM Standard Class	300,370	31.14	9,352,314	6,691,383
LVIP Vanguard Domestic Equity ETF Standard Class	1,474,715	14.75	21,749,090	19,944,746
LVIP Vanguard International Equity ETF Standard Class	1,894,828	9.60	18,180,879	19,246,628
LVIP VIP Mid Cap RPM Standard Class	11,022	10.27	113,240	114,897
M Capital Appreciation	54,825	30.22	1,656,828	1,431,234
M International Equity	198,102	11.93	2,363,355	2,532,008
M Large Cap Growth	112,647	23.95	2,697,884	2,189,191
M Large Cap Value	167,349	13.36	2,235,777	1,980,136
MFS VIT Core Equity Initial Class	32,545	26.01	846,508	600,284
MFS VIT Growth Initial Class	524,155	39.75	20,835,150	15,772,813

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

5. Investments (continued)

	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
MFS VIT Total Return Initial Class	1,198,145	$24.31	$29,126,906	$23,915,378
MFS VIT Utilities Initial Class	1,003,911	33.96	34,092,802	28,587,696
NB AMT Large Cap Value I Class	88,226	16.39	1,446,020	1,021,746
NB AMT Mid Cap Growth I Class	779,032	24.50	19,086,274	19,364,563
NB AMT Mid Cap Intrinsic Value I Class	353,121	17.87	6,310,281	5,082,113
PIMCO VIT CommodityRealReturn Strategy Administrative Class	2,735,251	4.86	13,293,322	18,199,971
Putnam VT Global Health Care Class IB	128,701	20.17	2,595,902	1,863,585
Putnam VT Growth & Income Class IB	65,780	26.12	1,718,183	1,315,389
Templeton Foreign VIP Class 1	85,629	15.34	1,313,544	1,242,242
Templeton Foreign VIP Class 2	247,991	15.05	3,732,259	3,408,607
Templeton Global Bond VIP Class 1	779,439	18.56	14,466,390	14,612,719
Templeton Growth VIP Class 1	527,302	14.85	7,830,432	6,742,814
Templeton Growth VIP Class 2	78,048	14.61	1,140,281	888,557

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2014, is as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
ABVPSF Global Thematic Growth Class A	100,150	(46,464)	53,686
ABVPSF Growth and Income Class A	70,199	(79,659)	(9,460)
ABVPSF International Value Class A	81,122	(39,747)	41,375
ABVPSF Large Cap Growth Class A	16,330	(13,093)	3,237
ABVPSF Small/Mid Cap Value Class A	400,326	(96,322)	304,004
American Century VP Inflation Protection Class I	86,880	(133,419)	(46,539)
American Funds Global Growth Class 2	889,762	(120,858)	768,904
American Funds Global Small Capitalization Class 2	731,722	(80,901)	650,821
American Funds Growth Class 2	2,051,132	(255,315)	1,795,817
American Funds Growth-Income Class 2	1,726,144	(276,512)	1,449,632
American Funds International Class 2	1,813,910	(130,436)	1,683,474
BlackRock Global Allocation V.I. Class I	4,029,835	(498,257)	3,531,578
ClearBridge Variable Mid Cap Core Class I	95,350	(9,370)	85,980
Delaware VIP Diversified Income Standard Class	769,712	(252,817)	516,895
Delaware VIP Emerging Markets Standard Class	915,713	(150,249)	765,464
Delaware VIP High Yield Standard Class	262,322	(342,359)	(80,037)
Delaware VIP Limited-Term Diversified Income Standard Class	1,014,719	(151,394)	863,325
Delaware VIP REIT Standard Class	601,927	(159,212)	442,715
Delaware VIP Small Cap Value Standard Class	497,367	(130,093)	367,274
Delaware VIP Smid Cap Growth Standard Class	462,822	(151,890)	310,932
Delaware VIP U.S. Growth Standard Class	393,752	(63,669)	330,083
Delaware VIP Value Standard Class	579,666	(146,527)	433,139
Deutsche Alternative Asset Allocation VIP Class A	297,463	(27,750)	269,713
Deutsche Equity 500 Index VIP Class A	78,053	(253,788)	(175,735)
Deutsche Small Cap Index VIP Class A	42,068	(96,375)	(54,307)
Fidelity VIP Asset Manager Initial Class	1,165	(7,973)	(6,808)
Fidelity VIP Contrafund Service Class	1,307,632	(175,155)	1,132,477
Fidelity VIP Equity-Income Initial Class	4,692	(20,503)	(15,811)
Fidelity VIP Equity-Income Service Class	48,982	(55,443)	(6,461)
Fidelity VIP Growth Service Class	332,514	(141,214)	191,300
Fidelity VIP Growth Opportunities Service Class	16,122	(31,829)	(15,707)
Fidelity VIP High Income Service Class	8,606	(10,486)	(1,880)
Fidelity VIP Investment Grade Bond Initial Class	4,650	(17,659)	(13,009)
Fidelity VIP Mid Cap Service Class	561,933	(68,894)	493,039
Fidelity VIP Overseas Service Class	106,884	(49,251)	57,633
Franklin Income VIP Class 1	1,133,908	(68,306)	1,065,602
Franklin Mutual Shares VIP Class 1	494,741	(75,194)	419,547
Franklin Small-Mid Cap Growth VIP Class 1	60,814	(69,036)	(8,222)
Invesco V.I. American Franchise Series I	22,307	(123,247)	(100,940)
Invesco V.I. Core Equity Series I	18,672	(120,466)	(101,794)
Invesco V.I. Diversified Income Series I	2,456	(4,659)	(2,203)

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
Invesco V.I. International Growth Series I	163,347	(54,284)	109,063
Janus Aspen Balanced Institutional Class	15,790	(77,727)	(61,937)
Janus Aspen Balanced Service Class	49,459	(58,583)	(9,124)
Janus Aspen Enterprise Service Class	26,678	(24,754)	1,924
Janus Aspen Global Research Institutional Class	11,700	(73,708)	(62,008)
Janus Aspen Global Research Service Class	12,860	(18,340)	(5,480)
Janus Aspen Global Technology Service Class	3,824	(12,479)	(8,655)
LVIP Baron Growth Opportunities Standard Class	13,996	(25,683)	(11,687)
LVIP Baron Growth Opportunities Service Class	409,566	(131,347)	278,219
LVIP BlackRock Emerging Markets RPM Standard Class	333,895	(31,461)	302,434
LVIP BlackRock Equity Dividend RPM Standard Class	660,893	(129,573)	531,320
LVIP BlackRock Inflation Protected Bond Standard Class	411,700	(81,687)	330,013
LVIP Capital Growth Standard Class	162,847	(24,888)	137,959
LVIP Clarion Global Real Estate Standard Class	280,968	(70,166)	210,802
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	239,560	(28,923)	210,637
LVIP Delaware Bond Standard Class	2,116,541	(798,706)	1,317,835
LVIP Delaware Diversified Floating Rate Standard Class	580,302	(112,966)	467,336
LVIP Delaware Foundation Aggressive Allocation Standard Class	10,970	(31,333)	(20,363)
LVIP Delaware Growth and Income Standard Class	12,125	(34,866)	(22,741)
LVIP Delaware Social Awareness Standard Class	142,187	(49,795)	92,392
LVIP Delaware Special Opportunities Standard Class	139,029	(77,099)	61,930
LVIP Dimensional Non-U.S. Equity RPM Standard Class	335,076	(26,259)	308,817
LVIP Dimensional U.S. Equity RPM Standard Class	333,262	(38,572)	294,690
LVIP Dimensional/Vanguard Total Bond Standard Class	1,347,479	(141,388)	1,206,091
LVIP Global Income Standard Class	278,865	(78,824)	200,041
LVIP Invesco Diversified Equity Income RPM Standard Class	32,241	(600)	31,641
LVIP JPMorgan High Yield Standard Class	894,757	(121,158)	773,599
LVIP JPMorgan Mid Cap Value RPM Standard Class	375,623	(33,924)	341,699
LVIP Managed Risk Profile 2010 Standard Class	2,048	(3,184)	(1,136)
LVIP Managed Risk Profile 2020 Standard Class	15,819	(14,095)	1,724
LVIP Managed Risk Profile 2030 Standard Class	23,645	(5,757)	17,888
LVIP Managed Risk Profile 2040 Standard Class	23,998	(39,183)	(15,185)
LVIP Managed Risk Profile Conservative Standard Class	834,105	(242,778)	591,327
LVIP Managed Risk Profile Growth Standard Class	1,903,115	(508,242)	1,394,873
LVIP Managed Risk Profile Moderate Standard Class	1,439,816	(180,522)	1,259,294
LVIP MFS International Growth Standard Class	441,207	(44,890)	396,317
LVIP MFS Value Standard Class	806,046	(71,449)	734,597
LVIP Mid-Cap Value Standard Class	258,673	(37,552)	221,121
LVIP Mondrian International Value Standard Class	390,793	(100,481)	290,312
LVIP Money Market Standard Class	15,581,447	(14,290,350)	1,291,097
LVIP Multi-Manager Global Equity RPM Standard Class	1,985	(21)	1,964
LVIP SSgA Bond Index Standard Class	454,136	(51,131)	403,005
LVIP SSgA Conservative Index Allocation Standard Class	240,608	(15,362)	225,246
LVIP SSgA Conservative Structured Allocation Standard Class	297,673	(86,675)	210,998
LVIP SSgA Developed International 150 Standard Class	424,234	(55,184)	369,050
LVIP SSgA Emerging Markets 100 Standard Class	533,323	(186,818)	346,505
LVIP SSgA Global Tactical Allocation RPM Standard Class	318,155	(109,444)	208,711
LVIP SSgA International Index Standard Class	672,991	(91,741)	581,250
LVIP SSgA Large Cap 100 Standard Class	540,543	(100,220)	440,323
LVIP SSgA Moderate Index Allocation Standard Class	1,151,807	(87,642)	1,064,165
LVIP SSgA Moderate Structured Allocation Standard Class	876,392	(72,419)	803,973
LVIP SSgA Moderately Aggressive Index Allocation Standard Class	1,354,581	(87,039)	1,267,542
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class	885,074	(50,747)	834,327
LVIP SSgA S&P 500 Index Standard Class	4,152,761	(600,229)	3,552,532
LVIP SSgA Small-Cap Index Standard Class	658,644	(62,513)	596,131
LVIP SSgA Small-Mid Cap 200 Standard Class	447,536	(76,960)	370,576
LVIP T. Rowe Price Growth Stock Standard Class	548,030	(52,825)	495,205
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	310,495	(45,918)	264,577
LVIP Templeton Growth RPM Standard Class	206,853	(18,964)	187,889
LVIP UBS Large Cap Growth RPM Standard Class	79,100	(92,089)	(12,989)
LVIP Vanguard Domestic Equity ETF Standard Class	1,198,867	(187,533)	1,011,334
LVIP Vanguard International Equity ETF Standard Class	1,496,720	(266,648)	1,230,072
LVIP VIP Mid Cap RPM Standard Class	11,406	(327)	11,079

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
M Capital Appreciation	22,948	(12,129)	10,819
M International Equity	34,789	(13,375)	21,414
M Large Cap Growth	26,492	(23,113)	3,379
M Large Cap Value	15,768	(9,848)	5,920
MFS VIT Core Equity Initial Class	3,304	(4,774)	(1,470)
MFS VIT Growth Initial Class	342,115	(97,244)	244,871
MFS VIT Total Return Initial Class	72,627	(113,400)	(40,773)
MFS VIT Utilities Initial Class	454,320	(98,668)	355,652
NB AMT Large Cap Value I Class	5,219	(11,763)	(6,544)
NB AMT Mid Cap Growth I Class	80,475	(74,493)	5,982
NB AMT Mid Cap Intrinsic Value I Class	39,639	(41,975)	(2,336)
PIMCO VIT CommodityRealReturn Strategy Administrative Class	639,762	(107,139)	532,623
Putnam VT Global Health Care Class IB	18,463	(24,059)	(5,596)
Putnam VT Growth & Income Class IB	17,393	(22,383)	(4,990)
Templeton Foreign VIP Class 1	4,632	(13,520)	(8,888)
Templeton Foreign VIP Class 2	14,679	(30,767)	(16,088)
Templeton Global Bond VIP Class 1	288,187	(58,820)	229,367
Templeton Growth VIP Class 1	51,408	(26,150)	25,258
Templeton Growth VIP Class 2	4,313	(15,480)	(11,167)

The change in units outstanding for the year ended December 31, 2013, is as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
ABVPSF Global Thematic Growth Class A	107,607	(65,999)	41,608
ABVPSF Growth and Income Class A	66,293	(80,896)	(14,603)
ABVPSF International Value Class A	33,854	(95,451)	(61,597)
ABVPSF Large Cap Growth Class A	11,532	(47,153)	(35,621)
ABVPSF Small/Mid Cap Value Class A	258,116	(107,157)	150,959
American Century VP Inflation Protection Class I	124,995	(272,393)	(147,398)
American Funds Global Growth Class 2	559,858	(199,353)	360,505
American Funds Global Small Capitalization Class 2	374,103	(115,050)	259,053
American Funds Growth Class 2	1,131,466	(412,843)	718,623
American Funds Growth-Income Class 2	1,336,444	(359,158)	977,286
American Funds International Class 2	1,254,386	(173,153)	1,081,233
BlackRock Global Allocation V.I. Class I	2,126,585	(96,922)	2,029,663
Delaware VIP Diversified Income Standard Class	759,125	(301,906)	457,219
Delaware VIP Emerging Markets Standard Class	723,581	(104,460)	619,121
Delaware VIP High Yield Standard Class	192,515	(109,427)	83,088
Delaware VIP Limited-Term Diversified Income Standard Class	942,648	(529,606)	413,042
Delaware VIP REIT Standard Class	574,592	(132,482)	442,110
Delaware VIP Small Cap Value Standard Class	374,518	(201,557)	172,961
Delaware VIP Smid Cap Growth Standard Class	383,905	(130,283)	253,622
Delaware VIP U.S. Growth Standard Class	338,759	(22,043)	316,716
Delaware VIP Value Standard Class	536,471	(101,026)	435,445
Deutsche Alternative Asset Allocation VIP Class A	296,903	(26,212)	270,691
Deutsche Equity 500 Index VIP Class A	162,394	(350,321)	(187,927)
Deutsche Small Cap Index VIP Class A	45,458	(51,848)	(6,390)
Fidelity VIP Asset Manager Initial Class	2,457	(5,354)	(2,897)
Fidelity VIP Contrafund Service Class	1,115,018	(461,493)	653,525
Fidelity VIP Equity-Income Initial Class	3,862	(17,554)	(13,692)
Fidelity VIP Equity-Income Service Class	38,956	(55,125)	(16,169)
Fidelity VIP Growth Service Class	280,660	(73,463)	207,197
Fidelity VIP Growth Opportunities Service Class	17,245	(31,372)	(14,127)
Fidelity VIP High Income Service Class	8,324	(10,574)	(2,250)
Fidelity VIP Investment Grade Bond Initial Class	12,491	(20,113)	(7,622)
Fidelity VIP Mid Cap Service Class	456,783	(102,100)	354,683
Fidelity VIP Overseas Service Class	27,334	(50,544)	(23,210)
Franklin Income VIP Class 1	865,235	(68,728)	796,507
Franklin Mutual Shares VIP Class 1	426,998	(75,136)	351,862
Franklin Small-Mid Cap Growth VIP Class 1	55,520	(81,005)	(25,485)
Invesco V.I. American Franchise Series I	36,324	(99,047)	(62,723)

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
Invesco V.I. Core Equity Series I	24,935	(138,907)	(113,972)
Invesco V.I. Diversified Income Series I	5,655	(9,704)	(4,049)
Invesco V.I. International Growth Series I	49,970	(39,100)	10,870
Janus Aspen Balanced Institutional Class	19,761	(104,478)	(84,717)
Janus Aspen Balanced Service Class	72,173	(35,583)	36,590
Janus Aspen Enterprise Service Class	27,267	(39,902)	(12,635)
Janus Aspen Global Research Institutional Class	16,415	(65,266)	(48,851)
Janus Aspen Global Research Service Class	11,720	(22,307)	(10,587)
Janus Aspen Global Technology Service Class	3,675	(29,240)	(25,565)
LVIP Baron Growth Opportunities Standard Class	47,460	(14,617)	32,843
LVIP Baron Growth Opportunities Service Class	336,195	(63,406)	272,789
LVIP BlackRock Emerging Markets RPM Standard Class	127,659	(1,064)	126,595
LVIP BlackRock Equity Dividend RPM Standard Class	720,268	(193,180)	527,088
LVIP BlackRock Inflation Protected Bond Standard Class	541,604	(208,990)	332,614
LVIP Capital Growth Standard Class	172,654	(14,164)	158,490
LVIP Clarion Global Real Estate Standard Class	341,235	(64,595)	276,640
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	161,268	(117,918)	43,350
LVIP Delaware Bond Standard Class	1,759,945	(358,071)	1,401,874
LVIP Delaware Diversified Floating Rate Standard Class	653,739	(83,146)	570,593
LVIP Delaware Foundation Aggressive Allocation Standard Class	17,394	(28,194)	(10,800)
LVIP Delaware Growth and Income Standard Class	52,360	(22,071)	30,289
LVIP Delaware Social Awareness Standard Class	45,338	(34,098)	11,240
LVIP Delaware Special Opportunities Standard Class	183,788	(51,688)	132,100
LVIP Dimensional Non-U.S. Equity RPM Standard Class	207,418	(22,742)	184,676
LVIP Dimensional U.S. Equity RPM Standard Class	307,268	(60,357)	246,911
LVIP Dimensional/Vanguard Total Bond Standard Class	596,425	(50,381)	546,044
LVIP Global Income Standard Class	326,969	(42,348)	284,621
LVIP JPMorgan High Yield Standard Class	714,079	(47,706)	666,373
LVIP JPMorgan Mid Cap Value RPM Standard Class	292,018	(19,101)	272,917
LVIP Managed Risk Profile 2010 Standard Class	515	(1,653)	(1,138)
LVIP Managed Risk Profile 2020 Standard Class	15,596	(11,404)	4,192
LVIP Managed Risk Profile 2030 Standard Class	22,233	(6,108)	16,125
LVIP Managed Risk Profile 2040 Standard Class	18,986	(46,587)	(27,601)
LVIP Managed Risk Profile Conservative Standard Class	1,086,902	(261,156)	825,746
LVIP Managed Risk Profile Growth Standard Class	1,560,932	(181,010)	1,379,922
LVIP Managed Risk Profile Moderate Standard Class	1,742,163	(317,375)	1,424,788
LVIP MFS International Growth Standard Class	490,168	(72,940)	417,228
LVIP MFS Value Standard Class	827,881	(75,289)	752,592
LVIP Mid-Cap Value Standard Class	106,402	(27,958)	78,444
LVIP Mondrian International Value Standard Class	364,136	(193,974)	170,162
LVIP Money Market Standard Class	13,651,095	(10,659,387)	2,991,708
LVIP SSgA Bond Index Standard Class	199,573	(65,026)	134,547
LVIP SSgA Conservative Index Allocation Standard Class	246,671	(20,708)	225,963
LVIP SSgA Conservative Structured Allocation Standard Class	161,501	(5,923)	155,578
LVIP SSgA Developed International 150 Standard Class	59,538	(16,920)	42,618
LVIP SSgA Emerging Markets 100 Standard Class	394,113	(166,082)	228,031
LVIP SSgA Global Tactical Allocation RPM Standard Class	575,602	(87,450)	488,152
LVIP SSgA International Index Standard Class	229,723	(26,537)	203,186
LVIP SSgA Large Cap 100 Standard Class	219,829	(66,636)	153,193
LVIP SSgA Moderate Index Allocation Standard Class	388,316	(27,437)	360,879
LVIP SSgA Moderate Structured Allocation Standard Class	869,023	(54,697)	814,326
LVIP SSgA Moderately Aggressive Index Allocation Standard Class	1,019,533	(71,415)	948,118
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class	517,050	(16,936)	500,114
LVIP SSgA S&P 500 Index Standard Class	1,605,092	(193,991)	1,411,101
LVIP SSgA Small-Cap Index Standard Class	230,796	(47,314)	183,482
LVIP SSgA Small-Mid Cap 200 Standard Class	231,476	(26,444)	205,032
LVIP T. Rowe Price Growth Stock Standard Class	414,712	(59,868)	354,844
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	174,684	(27,912)	146,772
LVIP Templeton Growth RPM Standard Class	193,312	(42,012)	151,300
LVIP UBS Large Cap Growth RPM Standard Class	142,704	(122,609)	20,095
LVIP Vanguard Domestic Equity ETF Standard Class	434,887	(60,789)	374,098
LVIP Vanguard International Equity ETF Standard Class	428,338	(73,980)	354,358

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
M Capital Appreciation	16,599	(13,887)	2,712
M International Equity	20,918	(11,165)	9,753
M Large Cap Growth	22,456	(29,709)	(7,253)
M Large Cap Value	12,489	(18,651)	(6,162)
MFS VIT Core Equity Initial Class	5,128	(11,305)	(6,177)
MFS VIT Growth Initial Class	205,402	(82,678)	122,724
MFS VIT Total Return Initial Class	100,297	(124,749)	(24,452)
MFS VIT Utilities Initial Class	208,745	(167,463)	41,282
NB AMT Large Cap Value I Class	2,934	(17,453)	(14,519)
NB AMT Mid Cap Growth I Class	69,170	(103,618)	(34,448)
NB AMT Mid Cap Intrinsic Value I Class	30,493	(52,513)	(22,020)
PIMCO VIT CommodityRealReturn Strategy Administrative Class	605,569	(66,586)	538,983
Putnam VT Global Health Care Class IB	36,974	(45,114)	(8,140)
Putnam VT Growth & Income Class IB	11,425	(12,103)	(678)
Templeton Foreign VIP Class 1	3,381	(24,195)	(20,814)
Templeton Foreign VIP Class 2	13,306	(35,576)	(22,270)
Templeton Global Bond VIP Class 1	84,024	(179,397)	(95,373)
Templeton Growth VIP Class 1	19,206	(61,905)	(42,699)
Templeton Growth VIP Class 2	4,653	(12,254)	(7,601)

7. Subsequent Event

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln Life Flexible Premium Variable Life Account M

We have audited the accompanying statements of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account M ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2014, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2014, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Flexible Premium Variable Life Account M at December 31, 2014, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
April 1, 2015

PART C - OTHER INFORMATION
Item 26. EXHIBITS
(a)	Resolution of the Board of Directors of The Lincoln National Life Insurance Company and related documents authorizing establishment of the Account.(2)
(b)	Not applicable.
(c)	(1)	Selling Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc.(5) and amendment dated.(10)
(d)	(1)	Policy Form LN670.(7)
(2)	Accounting Value Rider—Policy Form LR500.(8)
(3)	Change of Insured Rider—Policy Form LR496.(8)
(4)	Supplemental Term Insurance Rider—Policy Form LR516.(7)
(5)	Overloan Protection Rider—Policy Form LR540.(11)
(e)	(1)	Application.(6)
(f)	(1)	Articles of Incorporation of The Lincoln National Life Insurance Company.(1)
(2)	Bylaws of The Lincoln National Life Insurance Company.(12)
(g)	Reinsurance Contracts.(9)
(h)	Fund Participation Agreements, and amendments thereto, between The Lincoln National Life Insurance Company and:
(1)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)(15)
(2)	AllianceBernstein Variable Products Series Fund, Inc.(3)
(3)	American Century Variable Portfolios II, Inc.(14)
(4)	American Funds Insurance Series(3)
(5)	BlackRock Variable Series Funds, Inc.(14)
(6)	Delaware VIP Trust(3)
(7)	Deutsche Investments VIT Funds(15)
(8)	Deutsche Variable Series II(3)
(9)	Fidelity Variable Insurance Products(3)
(10)	Franklin Templeton Variable Insurance Products Trust(3)
(11)	Janus Aspen Series(13)
(12)	JPMorgan Insurance Trust(3)
(13)	Legg Mason Partners Variable Equity Trust.(3)
(14)	Lincoln Variable Insurance Products Trust(3)
(15)	M Funds(15)
(16)	MFS Variable Insurance Trust(3)
(17)	Neuberger Berman Advisers Management Trust(15)
(18)	PIMCO Variable Insurance Trust(3)
(i)	(1)	Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York.(4)
(j)	Not applicable.
(k)	Opinion and Consent of John L. Reizian.
(l)	Not Applicable.
(m)	Not Applicable.

(n)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
(o)	Not applicable.
(p)	Not applicable.
(q)	Compliance Procedures(3)

(1)	Incorporated by reference to Initial Registration Statement on Form N-4 (File No. 333-04999) filed on September 24, 1996.
(2)	Incorporated by reference to Initial Registrant's Registration Statement on Form S-6 (File No. 333-42479) filed on December 17, 1997.
(3)	Incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(4)	Incorporated by reference to Registration Statement on Form N-4 (File 333-147673) filed on November 28, 2007.
(5)	Incorporated by reference to Post-Effective Amendment No. 24 on Form N-4 (File No. 333-61554) filed on December 18, 2007.
(6)	Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on July 31, 2007.
(7)	Incorporated by reference to Initial Registration Statement on Form S-6 (File No. 333-84360) filed on March 15, 2002.
(8)	Incorporated by reference to Post-Effective Amendment No. 3 on Form S-6 (File No. 333-82663) filed on April 12, 2001.
(9)	Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.
(10)	(a)	Selling Group Agreement for Lincoln Financial Advisors incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 033-25990) filed on April 22, 1999.
(b)	Amendment dated November 22, 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.
(c)	Amendment dated February 14, 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.
(d)	Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between the Lincoln National Life Insurance Company and Lincoln Financial distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.
(11)	Incorporated by reference to Post-Effective Amendment No. 48 on Form N-4 (File No. 033-26032) filed on September 21, 2012.
(12)	Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-118478) filed on April 6, 2006.
(13)	Incorporated by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.
(14)	Incorporated by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.
(15)	Incorporated by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
Item 27. Directors and Officers of the Depositor
Name	Positions and Offices with Depositor
Dennis R. Glass**	President and Director
Mark E. Konen**	Executive Vice President and Director
Keith J. Ryan*	Vice President and Director
Jeffrey D. Coutts**	Senior Vice President and Treasurer
Charles A. Brawley, III**	Senior Vice President, Associate General Counsel and Secretary
Ellen G. Cooper***	Executive Vice President, Chief Investment Officer and Director
Randal Freitag**	Executive Vice President, Chief Financial Officer and Director
*	Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506
**	Principal business address is 150 N. Radnor Chester Road, Radnor, PA 19087
***	Principal business address is 100 North Greene Street, Greensboro, NC 27401

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (Incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.)
Item 29. Indemnification
(a)	Brief description of indemnification provisions:
In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.
Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.
(b)	Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
(a)	Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Variable Annuity Account JF-II; Lincoln Life Variable Annuity Account JL-A; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; and Lincoln National Variable Annuity Account 53.
(b)	Following are the Officers and Directors of Lincoln Financial Distributors, Inc.:

Name	Positions and Offices with Underwriter
Wilford H. Fuller*	President, Chief Executive Officer and Director
Patrick J. Caulfield**	Vice President and Chief Compliance Officer, Senior Counsel
Carl R. Pawsat***	Interim Financial and Operation Principal
Nancy A. Smith*	Secretary
Elizabeth M. O’Brien*	Senior Vice President and Director
Jeffrey D. Coutts*	Senior Vice President, Treasurer
Thomas O'Neill*	Senior Vice President, Chief Operating Officer, and Director
*	Principal Business address is 150 N. Radnor Chester Road, Radnor, PA 19087
**	Principal Business address is 350 Church Street, Hartford, CT 06103
***	Principal business address is 100 North Greene Street, Greensboro, NC 27401

(c)	N/A
Item 31. Location of Accounts and Records
All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and at One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.
Item 32. Management Services
Not Applicable.
Item 33. Fee Representation
Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account M, has caused this Post-Effective Amendment No. 14 to the Registration Statement (File No.: 333-118478; 811-08557; CIK No. 0001048607) on Form N-6 to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 7th day of April, 2015.  Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

Lincoln Life Flexible Premium Variable Life Account M
(Registrant)

By	/s/ Joshua Durand
Joshua Durand
Vice President
The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company
(Depositor)

By	/s/ Joshua Durand
Joshua Durand
Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 14 to the Registration Statement (File No.: 333-118478; 811-08557; CIK No. 0001048607) on Form N-6 has been signed below on April 7, 2015, by the following persons, as officers and directors of the Depositor, in the capacities indicated:

Signature	Title

/s/ Dennis R. Glass *	President and Director
Dennis R. Glass

/s/ Ellen G. Cooper *	Executive Vice President, Chief Investment Officer
Ellen G. Cooper

/s/ Randal J. Freitag *	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/ Mark E. Konen *	Executive Vice President and Director
Mark E. Konen

/s/ Keith J. Ryan *	Vice President and Director
Keith J. Ryan

* By	/s/ John L. Reizian
John L. Reizian
Attorney-in-Fact, pursuant to a Power-of-Attorney filed with this Registration Statement

POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, Eric S. Levy, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber,  individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

Variable Life Insurance Separate Accounts:

Lincoln Life Flexible Premium Variable Life Account D: File No. 033-00417; 811-04592

Lincoln Life Flexible Premium Variable Life Account F: File No. 033-14692, 333-40745; 811-05164

Lincoln Life Flexible Premium Variable Life Account G: File No. 033-22740; 811-05585

Lincoln Life Flexible Premium Variable Life Account J: File No. 033-76434; 811-08410

Lincoln Life Flexible Premium Variable Life Account K: File No. 033-76432; 811-08412

Lincoln Life Flexible Premium Variable Life Account M: File No. 333-82663, 333-84360, 333-42479, 333-54338, 333-84370, 333-63940, 333-111137, 333-111128, 333-118478, 333-118477, 333-145090, 333-139960, 333-146507; 333-181796; 333-191329; 333-192303; 333-200100; 811-08557

Lincoln Life Flexible Premium Variable Life Account R: File No. 333-43107, 333-33782, 333-90432, 333-115882, 333-125792, 333-125991, 333-145235, 333-145239; 333-188891; 811-08579

Lincoln Life Flexible Premium Variable Life Account S: File No. 333-72875, 333-104719, 333-125790; 811-09241

Lincoln Life Flexible Premium Variable Life Account Y: File No. 333-81884, 333-81882, 333-90438, 333-118482, 333-118481, 333-115883; 333-156123; 811-21028

Lincoln Life Flexible Premium Variable Life Account JF-A: File No. 333-144268, 333-144269, 333-144271, 333-144272; 333-144273, 333-144274, 333-144275; 811-04160

Lincoln Life Flexible Premium Variable Life Account JF-C: File No. 333-144270, 333-144264; 811-08230

Variable Annuity Separate Accounts:

Lincoln National Variable Annuity Fund A: File No. 002-26342, 002-25618; 811-01434

Lincoln National Variable Annuity Account C: 033-25990, 333-50817, 333-68842, 333-112927; 333-179107; 811-03214

Lincoln National Variable Annuity Account E: 033-26032; 811-04882

Lincoln National Variable Annuity Account H: 033-27783, 333-18419, 333-35780, 333-35784, 333-61592, 333-63505, 333-135219; 333-170695; 333-175888; 333-181615; 811-05721

Lincoln National Variable Annuity Account L: 333-04999; 333-187072; 333-187069; 333-187070; 333-187071; 333-198911; 333-198912; 333-198913; 333-198914; 811-07645

Lincoln Life Variable Annuity Account N: 333-40937, 333-36316, 333-36304, 333-61554, 333-135039, 333-138190, 333-149434; 333-170529; 333-170897; 333-172328; 333-174367; 333-181612; 333-186894; 333-193272; 333-193273; 333-193274; 811-08517

Lincoln Life Variable Annuity Account Q: 333-43373; 811-08569

Lincoln Life Variable Annuity Account T: 333-32402, 333-73532; 811-09855

Lincoln Life Variable Annuity Account W: 333-52572, 333-52568, 333-64208; 811-10231

Lincoln Life Variable Annuity Account JL-A: File No. 333-141888; 811-02188

Lincoln Life Variable Annuity Account JF-I: File No. 333-144276, 333-144277; 811-09779

Lincoln Life Variable Annuity Account JF-II: File No. 333-144278; 811-08374

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed.  This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument.  Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

Signature	Title

/s/ Dennis R. Glass	President and Director
Dennis R. Glass

/s/ Ellen Cooper	Executive Vice President, Chief Investment Officer and Director
Ellen Cooper

/s/ Randal J. Freitag	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/ Mark E. Konen	Executive Vice President and Director
Mark E. Konen

/s/ Keith J. Ryan	Vice President and Director
Keith J. Ryan

We, Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, have read the foregoing Power of Attorney.  We are the person(s) identified therein as agent(s) for the principal named therein.  We acknowledge our legal responsibilities.

/s/ Delson R. Campbell
Delson R. Campbell

/s/ Scott C. Durocher
Scott C. Durocher

/s/ Kimberly A. Genovese
Kimberly A. Genovese

/s/ Daniel P. Herr
Daniel P. Herr

/s/ Donald E. Keller
Donald E. Keller

/s/ Brian A. Kroll
Brian A. Kroll

/s/ Eric S. Levy
Eric S. Levy

/s/ John L. Reizian
John L. Reizian

/s/ Lawrence A. Samplatsky
Lawrence A. Samplatsky

/s/ Stephen R. Turer
Stephen R. Turer

/s/ John D. Weber
John D. Weber

Version dated: March 2015